     As filed with the Securities and Exchange Commission on April 2, 1998.

                                                 1933 Act Registration No. 33-12
                                                      1940 Act File No. 811-4401
================================================================================



                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                             -------------------

                                  FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Post-Effective Amendment No. 41
                                   and/or
                      REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940              [X]
                              Amendment No. 43
                                            --

                      (Check appropriate box or boxes)

                             -------------------

                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.

             (Exact name of registrant as specified in charter)


         215 NORTH MAIN STREET
         WEST BEND, WISCONSIN                                  53095
         (Address of Principal Executive Offices)            (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 334-5521


                             ROBERT J. TUSZYNSKI
                           President and Director
                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                            215 NORTH MAIN STREET
                         WEST BEND, WISCONSIN 53095
                   (Name and Address of Agent for Service)

                                  Copy to:

                          CONRAD G. GOODKIND, ESQ.
                               Quarles & Brady
                          411 East Wisconsin Avenue
                         Milwaukee, Wisconsin 53202

        Approximate Date of Proposed Public Offerings: As soon as practicable following the effective date of this amendment to the registration statement.


          It is proposed that this filing will become effective
          ___ immediately upon filing pursuant to paragraph (b)
              on (date) pursuant to paragraph (b)
          ___ 60 days after filing pursuant to paragraph (a)(1)
          _X_ on (June 1, 1998) pursuant to paragraph (a)(1)
          ___ 75 days after filing pursuant to paragraph (a)(2) of rule 485.

          If appropriate, check the following:
          _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                                ____________


        Registrant has elected to register an indefinite number of shares of Common Stock, $0.001 par value, pursuant to Rule 24f-2 under The Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for the year ended December 31, 1997 was filed on February 26, 1998

================================================================================

                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                  FORM N1-A

                            CROSS-REFERENCE SHEET

               -----------------------------------------------


FORM N-1A
ITEM NO.                                         PROSPECTUS HEADING
--------                                         ------------------
     PART A

1.       Cover Page............................. Cover Page

2.       Synopsis............................... Overview; Expenses

3.       Condensed Financial Information........ N/A

4.       General Description of
          Registrant............................ Overview; Additional Investment
                                                 Practices and Risks;
                                                 Description of Shares

5.       Management of the Fund................. Management; Determination of
                                                 Net Asset Value Per Share;
                                                 Other Information

5A.      Management's Discussion of Fund
          Performance........................... N/A

6.       Capital Stock and Other
          Securities............................ Redemptions; Dividends, Capital
                                                 Gains Distributions and
                                                 Reinvestments; Tax Status;
                                                 Description of Shares

7.       Purchase of Securities Being
          Offered............................... Purchasing Shares;
                                                 Determination of Net Asset
                                                 Value Per Share; Redemptions;
                                                 Distribution Expenses

8.       Redemption or Repurchase............... Redemptions

9.       Pending Legal Proceedings.............. None

FORM N-1A
ITEM NO.                                           SAI HEADING
--------                                           -----------


     PART B

10.      Cover Page ............................ Cover Page

11.      Table of Contents ..................... Table of Contents

12.      General Information and History........ N/A

13.      Investment Objectives and Policies..... Investment Program; Investment
                                                 Restrictions

14.      Management of the Fund................. Management of Principal
                                                 Preservation

15.      Control Persons and Principal
          Holders of Securities................. Control Persons and Principal
                                                 Holders of Securities

16.      Investment Advisory and
          Other Services........................ Management of Principal
                                                 Preservation

17.      Brokerage Allocation and
          Brokerage............................. Portfolio Transactions and
                                                 Brokerage

18.      Capital Stock and Other
          Securities............................ Determination of Net Asset
                                                 Value Per Share; Tax Status

19.      Purchase, Redemption and Pricing
          of Securities Being Offered........... Determination of Net Asset
                                                 Value Per Share; Purchase of
                                                 Shares; Distribution Expenses

20.      Tax Status............................. Tax Status

21.      Underwriters........................... Purchase of Shares;
                                                 Distribution Expenses;
                                                 Management of Principal
                                                 Preservation

22.      Calculation of Performance Data........ Performance Information;
                                                 Portfolio Ratings

23.      Financial Statements................... Financial Statements

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

         Principal Preservation Portfolios, Inc. ("Principal Preservation") is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. This Prospectus describes Class A shares for all six of the mutual funds (the "Portfolios") of Principal Preservation, listed below, and also describes Class B shares for the Equity-Oriented Portfolios. Class B shares presently are not available for the Income-Oriented Portfolios:

INCOME-ORIENTED PORTFOLIOS:        EQUITY-ORIENTED PORTFOLIOS:
TAX-EXEMPT PORTFOLIO               S&P 100 PLUS PORTFOLIO
GOVERNMENT PORTFOLIO               DIVIDEND ACHIEVERS PORTFOLIO
                                   SELECT VALUE PORTFOLIO
                                   PSE TECH 100 INDEX PORTFOLIO

         This Prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records. There is a Table of Contents on the next page which allows you to quickly find information about investment strategies, Portfolio managers, buying and selling shares and other information about the Portfolios.

         A supplement to this Prospectus, the Statement of Additional Information dated June 1, 1998, contains further information about the Portfolios' investment limitations and policies, as well as other information. The SAI has been filed with the Securities and Exchange Commission, and its contents are incorporated by reference into this Prospectus. The Table of Contents has a section describing many of the items that are contained in the SAI. A copy of the SAI can be obtained without charge upon telephone request to Principal Preservation's distributor, B.C. Ziegler and Company ("Ziegler") at 800-826-4600, or from Selected Dealers that have agreements with respect to the distribution of shares of the Portfolios.

         THE PORTFOLIOS' SHARES ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE COMPANY (FDIC) OR ANY
OTHER AGENCY OF THE U.S. GOVERNMENT.  AS WITH ANY INVESTMENT IN
SECURITIES, YOU ASSUME A CERTAIN AMOUNT OF RISK. YOU COULD LOSE MONEY INVESTING IN ANY OF THE PORTFOLIOS.

================================================================================
         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IF ANYONE TELLS YOU OTHERWISE THEY ARE COMMITTING A CRIME.
================================================================================

THE DATE OF THIS PROSPECTUS IS JUNE 1, 1998.

         The following Table of Contents is designed to give you, the potential investor, an easy way to find the information you are looking for and answer questions to assist you in your investment choice.

THE PORTFOLIOS' STRUCTURE AND DESCRIPTION OF THEIR SERVICE PROVIDERS CAN BE FOUND ON:

Structure of Principal Preservation                                    page
Board of Directors                                                     page
Investment Advisor                                                     page
Distributor                                                            page
Service Agents                                                         page

THE INVESTMENT CONSIDERATIONS ARE ORGANIZED INTO THREE SEPARATE
COMPONENTS:


General investment risks associated with the
majority of the Portfolios' assets                                     page
Specific investment objectives, program and
expense information for
         Tax-Exempt Portfolio                                          pages
         Government Portfolio                                          pages
         S&P 100 Plus Portfolio                                        pages
         Dividend Achievers Portfolio                                  pages
         Select Value Portfolio                                        pages
         PSE Tech Index 100 Portfolio                                  pages
Additional risks associated with securities of
the Portfolios less frequently                                         pages


ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL
SHARES OF EACH PORTFOLIO:

How to buy Portfolio shares (including sales
charges and combined purchase programs)       pages
How to redeem Portfolio shares                pages
How to exchange between Portfolios            pages
How to begin an automatic investment plan     pages
How to begin an automatic withdrawal plan     pages
IRA and other qualified plan programs         pages

THE FOLLOWING ITEMS ARE CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION.

Description of ratings of Certain fixed-income securities.
Further detailed investment strategies and risks involved with securities used less frequently (usually less than 5% of net assets)
Detailed description of total return and yield calculations of each Portfolio

                                    OVERVIEW


BENEFITS FROM INVESTING IN MUTUAL FUNDS

         A Choice of Portfolios. Principal Preservation offers investors eight distinct mutual funds choices. This prospectus describes the six Portfolios described below. Two additional mutual funds of Principal Preservation, the Cash Reserve Portfolio and the Wisconsin Tax-Exempt Portfolio, are offered by separate prospectuses that can be obtained by calling Ziegler.



PORTFOLIO                          INVESTMENT OBJECTIVES(1)                 PRIMARY INVESTMENTS
Tax-Exempt Portfolio               Highest total return, consistent         High quality municipal bonds
                                   with preservation of principal           with remaining maturities of
                                                                            two to twenty years

Government Portfolio               Highest total return, consistent         Instruments and obligations
                                   with preservation of principal           issued by the U.S. Treasury, or
                                                                            which are backed by the unconditional
                                                                            full faith and credit of the United
                                                                            States Government, its agencies or
                                                                            instrumentalities

S&P 100 Plus Portfolio             Total return from dividends              A portfolio of common stocks
                                   and capital gains which,                 that approximately parallels the
                                   before operating expenses,               composition of the S&P 100
                                   exceeds the total return of the          Index
                                   S&P 100 Index

Dividend Achievers                 Capital growth and current               Common stocks of companies
Portfolio                          income                                   that have achieved a superior
                                                                            record of dividend growth

Select Value Portfolio             Long-term capital growth                 Common stocks of smaller to
                                                                            medium-sized companies that
                                                                            the Advisors consider to be
                                                                            undervalued relative to
                                                                            earnings, book value or
                                                                            potential earnings growth




PORTFOLIO                          INVESTMENT OBJECTIVES(1)                 PRIMARY INVESTMENTS
PSE Tech 100 Index                 Total return, before operating           The common stocks of all 100
Portfolio                          expenses, that replicates total          companies included in the PSE
                                   return of PSE Technology                 Technology Index in approximately the
                                   Index.                                   same proportions as those stocks
                                                                            are represented on the Index

-----------------------

(1) There can be no assurance that any of the Portfolios will achieve its objective.

         Liquidity. Shares of any Portfolio may be redeemed at any time at their current share price, called their net asset value. See "Redeeming and Exchanging Shares."

         Retirement Plans. The tax-deferred advantages of tax-qualified retirement plans are open to investors in Principal Preservation. You can invest, with a $500 minimum investment, through an IRA. Principal Preservation makes certain prototype plans available to investors. See "Shareholder Services
- Tax Sheltered Retirement Plans." Because most of the interest income from the Tax-Exempt Portfolio is exempt from federal income tax, shares of that Portfolio are not recommended for purchase by a tax-sheltered retirement plan.

GENERAL RISKS TO CONSIDER

         Certain securities in which the Portfolios invest and activities in which they engage involve special considerations and risks. The table below describes some of the general risks associated with fixed-income securities (such as bonds) and equity securities (such as common stocks) in which the Portfolios commonly invest.



FIXED INCOME SECURITIES                    EQUITY SECURITIES
Interest Rate Risk -                       Market Risk -
The value of bonds typically               Common stock prices overall will
moves in the opposite direction            rise and fall over short and even
of interest rates. Bonds of                extended periods. The equity markets
longer maturities are affected             tend to move in  cycles, and a
to a greater degree by changes             Portfolio's net asset value will
in interest rates than bonds of            fluctuate with these price changes
shorter maturities.                        and market fluctuations.



FIXED INCOME SECURITIES                                    EQUITY SECURITIES
Credit Risk - The creditworthiness of issuers              Objective Risk - Objective risk is the risk
of bonds could deteriorate with general                    that a Portfolio's equity investments may not
economic conditions, or as a result of                     fluctuate in the same manner as the stock
developments affecting the industry in                     markets generally.  This is because each of
which the borrower of the bond proceeds                    the equity-oriented Portfolios selects stocks
operates, or because of developments                       for investment in accordance with defined
affecting the issuer uniquely.  Such a                     objectives and policies.  The Portfolio's
deterioration signals a higher risk of default             resulting investment portfolio will focus on
on interest and principal payments, and                    stocks of specified sizes of companies,
likely would cause the bonds to decline in                 companies included on certain stock
value, resulting in a corresponding decline                indices, companies in certain industries or
in the Portfolio's net asset value.                        market sectors, or companies meeting other
                                                           specified criteria that will not be
                                                           representative of the market generally.

         Other risks specific to each Portfolio are discussed in the following summary information about the individual Portfolios. Risks associated with special investment strategies and techniques used by some of the Portfolios are discussed in the Section of this Prospectus called "Additional Investment Practices and Risks."

INVESTMENT ADVISORS

         Each Portfolio is managed by Ziegler Asset Management, Inc. ("Ziegler Asset Management" or the "Advisor"), whose address is 215 North Main Street, West Bend, WI 53095. Skyline Asset Management, L.P. ("Skyline"; together with the Advisor, the "Advisors") serves as sub-advisor to the Select Value Portfolio. Skyline's address is 311 South Wacker Drive, Suite 4500, Chicago, IL 60606.

EXPENSES

         Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares.

         Shareholder transaction expenses are charges you pay when you buy, sell or exchange shares. In the case of purchases and exchanges, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the mutual fund. In the case of sales, shareholder transaction expenses reduce the amount of the sale proceeds returned to you.

         Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted from a mutual fund's assets, and therefore reduce its total return.

TWO CLASSES OF SHARES

         This prospectus describes two classes of shares, Class A shares for all six Portfolios and Class B shares for the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios. You pay a sales charge immediately when you purchase Class A shares (front-end sales charge). You pay a sales charge when you redeem Class B shares held for less than six years (contingent deferred sales charge). In addition, you pay higher "12b-1 fees" for Class B shares than Class A shares. See "Distribution Expenses."

         Whether you should purchase Class A or Class B shares depends on how long you intend to hold the shares and the size of your investment. If you intend to own shares for more than six years and have a smaller investment, you should consider Class B shares. If you plan to redeem shares in less than six years or have a larger investment, you should consider Class A shares. The following table shows some of the differences between Class A and Class B shares:


CLASS A SHARES                                             CLASS B SHARES

Maximum 5.25% front-end sales charge                       No front-end sales charge

No contingent deferred sales charge                        Maximum 5.0% contingent
                                                           deferred sales charge
                                                           (reducing each year
                                                           you own your shares,
                                                           and going to zero
                                                           after six years)

Lower annual expenses, including the                       Higher annual expenses, including the 12b-1 fee, than Class A shares
12b-1 fee, than Class B shares

No conversion to Class B shares                            Automatic conversion to Class A shares
                                                           eight years


         You should bear in mind that exchanges of shares among the various mutual funds included in the Principal Preservation family can be made only for shares of the same Class, except that Class A shares of any Principal Preservation mutual fund may be exchanged for Class X (Retail Class) shares of the Cash Reserve Portfolio, and vice versa. As a result, Class B shares can be exchanged only for shares of the other Portfolios that offer Class B shares.

TAX-EXEMPT PORTFOLIO

INVESTMENT OBJECTIVE

         The Portfolio seeks to provide the highest total return, consistent with preserving principal, by investing in high quality municipal bonds with remaining maturities of two to twenty years.

INVESTMENT POLICIES AND PROGRAM

         Under normal market conditions, the Portfolio invests at least 90% of its total assets in tax-exempt municipal securities. This investment policy is fundamental, which means it cannot be changed unless a majority of the Portfolio's shareholders vote to do so. The Portfolio will invest primarily in municipal securities rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. For a description of such ratings, see the Statement of Additional Information.

INVESTMENT RISKS

         In addition to interest rate risk and credit risk, this Portfolio is subject to the risk of changes in tax rates. Changes in federal income tax rates may affect both the net asset value and the Portfolio's taxable equivalent interest.

ANNUAL ADVISORY FEE

         0.60 of 1% on the first $50 million;
         0.50 of 1% on the next $200 million in net assets;
         0.40 of 1% on average daily net assets in excess of $250 million

PORTFOLIO MANAGER

         Mr. Thomas P. Sancomb has served as portfolio manager for the Tax-Exempt Portfolio since April, 1996. Mr. Sancomb has served with Ziegler and Ziegler Asset Management in various capacities since March 1975. He has served on Ziegler's Investment Committee since July, 1984. He is a Vice President of both Ziegler and Ziegler Asset Management.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Front-End Sales Charge (as a percentage of offering                  3.5%
price) (1)
Maximum Sales Charge Imposed on Reinvested Dividends                         None
Contingent Deferred Sales Charge                                             None
Redemption Fees (Ziegler charges $7.50 for each wire                         None
redemption)
Exchange Fee                                                                $5.00

---------------------

(1) To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services."


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)(1)

Management Fees                                                       0.58%
12b-1 Fees                                                            0.25%
Other Expenses:
         Custodian Fees                                               0.02%
         Transfer Agent Fees                                          0.09%
         Other Fees                                                   0.16%
                                                                      -----
Total Other Expenses                                                  0.27%
Total Fund Operating Expenses                                         1.10%

---------------------

(1) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997. Fees paid by the Portfolio for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management -The Advisors."

EXPENSE EXAMPLE

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment in the Tax-Exempt Portfolio over various periods:

           1 YEAR                        3 YEARS                       5 YEARS                      10 YEARS
           ------                        -------                       -------                      --------
             $46                           $69                           $93                          $164

THIS EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. FOR MORE COMPLETE DESCRIPTIONS OF VARIOUS COSTS AND EXPENSES, SEE "MANAGEMENT," "PURCHASING SHARES," "REDEEMING AND EXCHANGING
SHARES" AND "SHAREHOLDER SERVICES."

FINANCIAL HIGHLIGHTS

         The following table covers the Tax-Exempt Portfolio for the periods presented and is based on a share of capital stock outstanding throughout the applicable period. You should read the table in conjunction with the financial statements and related notes, which have been audited by Arthur Andersen LLP, independent accountants. The financial statements are contained in Principal Preservation's 1997 Annual Report to Shareholders, copies of which are available from Ziegler without charge.


                                                     FOR THE YEARS ENDED DECEMBER 31,
                         --------------------------------------------------------------------------
                               1997       1996        1995       1994       1993        1992
                               ----       ----        ----       ----       ----        ----
PER SHARE DATA;
NET ASSET VALUE,                $9.30      $9.39      $ 8.36     $ 9.41     $ 8.67      $ 8.46
BEGINNING OF
PERIOD
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income             .41        .43         .45        .45        .48         .50

Net realized and                  .44       (.09)       1.03      (1.05)       .74         .21
unrealized gains (losses)      ------    -------     -------    -------    -------     -------
on investments
TOTAL FROM INVESTMENT             .85        .34        1.48       (.60)      1.22         .71
OPERATIONS                     ------    -------     -------    -------    -------     -------

LESS DISTRIBUTIONS:

Dividends from net               (.41)      (.43)       (.45)      (.45)      (.48)       (.50)
investment income

Distributions from net           (.22)        --          --         --         --          --
realized gains on              ------    -------     -------    -------    -------     -------
investments

TOTAL DISTRIBUTIONS              (.63)      (.43)       (.45)      (.45)      (480)       (.50)
                               ------    -------     -------    -------    -------     -------

NET ASSET VALUE,  END           $9.52      $9.30       $9.39      $8.36      $9.41       $8.67
OF PERIOD                      ======    =======     =======    =======    =======     =======

TOTAL RETURN*                     9.4%       3.8%       18.1%      (6.4)%     14.3%        8.6%

RATIOS/
SUPPLEMENTAL DATA:

Net assets, end of period     $60,252    $66,310     $56,443    $55,492    $68,102     $60,171
(to nearest thousand)

Ratio of net expenses to          1.1%       1.1%+       1.0%+      1.0%       0.9%        0.9%
average net assets

Ratio of net investment           4.4%       4.7%+       4.9%+      5.2%       5.2%        5.9%
income to average net
assets

Portfolio turnover rate         209.2%     163.1%      105.9%      36.1%      56.3%       48.5%


                                FOR THE YEARS ENDED DECEMBER 31,
                         --------------------------------------------
                             1991       1990        1989       1988
                             ----       ----        ----       ----
PER SHARE DATA;

NET ASSET VALUE,             $ 8.19     $ 8.23      $ 8.06     $ 8.14
BEGINNING OF
PERIOD

INCOME FROM
INVESTMENT
OPERATIONS:

Net investment income           .53        .53         .55        .55

Net realized and                .27       (.04)        .17       (.08)
unrealized gains (losses)   -------    -------     -------    -------
on investments

TOTAL FROM INVESTMENT           .80        .49         .72        .47
OPERATIONS                  -------    -------     -------    -------

LESS DISTRIBUTIONS:

Dividends from net             (.53)      (.53)       (.55)      (.55)
investment income

Distributions from net           --         --          --         --
realized gains on           -------    -------     -------    -------
investments

TOTAL DISTRIBUTIONS            (.53)      (.53)       (.55)      (.55)
                            -------    -------     -------    -------
NET ASSET VALUE,  END         $8.46      $8.19       $8.23      $8.06
OF PERIOD                   =======    =======     =======    =======

TOTAL RETURN*                  10.0%       6.2%        9.2%       6.0%
RATIOS/
SUPPLEMENTAL DATA:

Net assets, end of period   $63,932    $65,265     $73,333    $85,469
(to nearest thousand)

Ratio of net expenses to        0.9%       0.9%        1.0%       1.2%
average net assets

Ratio of net investment         6.3%       6.6%        6.7%       6.9%
income to average net
assets

Portfolio turnover rate        38.3%      40.3%       21.5%      38.8%

--------------------

* The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.

+ Reflects a voluntary reimbursement of expenses of 0.1% in 1996 and 0.01% in 1995.

GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE

          The Government Portfolio seeks to obtain the highest total return, consistent with preserving principal, by investing in a portfolio of instruments and obligations issued by the U.S. Treasury or which are backed by the unconditional full faith and credit of the United States government, its agencies or instrumentalities ("U.S. Government Securities").

INVESTMENT POLICIES AND PROGRAM

         Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in U.S. Government Securities. These securities are issued with original maturities of from a few days to 30 years or more, and have varying coupon rates. Although the Portfolio is not limited as to the average maturity of its bonds, the Advisor believes that an average maturity of five to ten years is most consistent with the Portfolio's investment objective, and intends to maintain the Portfolio's average maturity in this range unless and until market conditions warrant a change.

INVESTMENT RISKS

         The Portfolio is subject to interest rate risk. Since the Portfolio's investments are concentrated in U.S. Government Securities, credit risk is not a significant consideration for this Portfolio.

ANNUAL ADVISORY FEE

         0.60 of 1% on the first $50 million;
         0.50 of 1% on the next $200 million;
         0.40 of 1% on average daily net assets of excess of $250 million

PORTFOLIO MANAGER

         An investment team consisting of advisory personnel of Ziegler Asset Management has been responsible for managing the assets of the Government Portfolio since April 1996. Mr. Brian K. Andrew has been the team leader since May 1997. Mr. Andrew joined Ziegler Asset Management in September 1994 and is a portfolio manager and member of its Investment Committee. Mr. Andrew previously served as Executive Vice President of GSC Capital Corp., an investment advisor, and Assistant Vice President of Bank One Wisconsin Trust Company. Mr. Andrew is a chartered financial analyst and received a B.S. in Finance from the University of Minnesota in 1991. The investment team also includes Thomas P. Sancomb (described above under "Tax-Exempt Portfolios") and Craig Vanucci, a chartered financial analyst, portfolio manager and member of the Investment Committee of Ziegler Asset Management since August 1994. Mr. Vanucci is also the portfolio manager for the Cash Reserve Portfolio of Principal Preservation.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Front-End Sales Charge (as a percentage of offering                                     3.5%
price) (1)
Maximum Sales Charge Imposed on Reinvested Dividends                                            None
Contingent Deferred Sales Charge                                                                None
Redemption Fees (Ziegler charges $7.50 for each wire                                            None
redemption)
Exchange Fee                                                                                   $5.00

---------------------

(1) To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services"


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSET)(1)

Management Fees                                                       0.60%
12b-1 Fees                                                            0.25%
Other Expenses:
         Custodian Fees                                               0.02%
         Transfer Agent Fees                                          0.12%
         Other Fees                                                   0.19%
                                                                      -----
Total Other Expenses                                                  0.33%
Total Fund Operating Expenses                                         1.18%

---------------------

(1) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997. Fees paid the Portfolio for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management -The Advisors."

EXPENSE EXAMPLE

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment in the Government Portfolio over various periods:

           1 YEAR                        3 YEARS                       5 YEARS                      10 YEARS
           ------                        -------                       -------                      --------
             $47                           $71                           $98                          $173

This example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future. For more complete descriptions of various costs and expenses, see "Management," "Purchasing Shares," "Redeeming and Exchanging Shares" and "Shareholder Services."

FINANCIAL HIGHLIGHTS

         The following table covers the Government Portfolio for the periods presented and is based on a share of capital stock outstanding throughout the applicable period. You should read the table in conjunction with the financial statements and related notes, which have been audited by Arthur Andersen LLP, independent accountants. The financial statements are contained in Principal Preservation's 1997 Annual Report to Shareholders, copies of which are available from Ziegler without charge.


                        ------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDED DECEMBER 31,
                        ------------------------------------------------------------------------------
                                  1997          1996        1995        1994        1993       1992
                                  ----          ----        ----        ----        ----       ----
PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF
PERIOD                           $9.20          $9.64      $ 8.84     $ 9.98       $ 9.64     $ 9.68
INCOME FROM
INVESTMENT
OPERATIONS:

Net investment income              .63            .64         .61        .61         .63        .67
Net realized and
unrealized gains
(losses) on investments             .08          (.44)        .80      (1.14)        .35       (.04)
                                    ---         -----    --------    -------      -----     -------
TOTAL FROM INVESTMENT
OPERATIONS                          .71           .20        1.41       (.53)        .98        .63
                                    ---         -----     -------    -------      -----     ------
LESS
DISTRIBUTIONS:

Dividends from net
investment income                 (.63)         (.64)       (.61)      (.61)       (.64)      (.67)

Distributions from net
realized gains on
investments                        ---           ---          ---        ---         ---        ---
                                  -----         -----        -----      -----       -----      -----
TOTAL DISTRIBUTIONS               (.63)         (.64)       (.61)      (.61)       (.64)      (.67)
                                  -----       -------     -------    -------     -------    -------
NET ASSET VALUE,
END OF PERIOD                    $ 9.28         $ 9.20      $ 9.64    $ 8.84       $ 9.98     $ 9.64
                                 ======        ======      ======     ======       ======     ======
TOTAL RETURN*                      8.1%          2.3%       16.3%      (5.4)%      10.3%       6.8%
RATIOS/SUPPLEMENT-
AL DATA:
Net assets, end of
period (to nearest
thousand)                      $40,683        $44,920     $49,319    $47,324     $54,327    $37,634
Ratio of net expenses
to average net assets             1.1% +         1.1%+       1.1%+      1.1%         1.0%       1.0%
Ratio of net investment
income to average net
assets                            7.0% +         7.0%+       6.5%+      6.6%         6.2%       7.0%
Portfolio turnover rate          78.6%          36.9%       68.2%     106.1%         8.7%      10.0%



                        -----------------------------------------------------
                                   FOR THE YEARS ENDED DECEMBER 31,
                        -----------------------------------------------------
                                   1991       1990        1989        1988
                                   ----       ----        ----        ----

PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF
PERIOD                           $ 9.10      $ 9.11     $ 8.88       $ 9.11
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income               .73         .76        .75         .75
Net realized and
unrealized gains
(losses) on investments             .58        (.01)       .23        (.17)
                                  -----      -------     ----        -----
TOTAL FROM INVESTMENT
OPERATIONS                         1.31         .75        .98         .59
                                  -----       -----      ----        -----
LESS
DISTRIBUTIONS:
Dividends from net
investment income                 (.73)       (.76)      (.75)       (.75)
Distributions from net
realized gains on
investments                         ---         ---        ---       (.06)
                                -------     -------    -------     -------
TOTAL DISTRIBUTIONS               (.73)       (.76)      (.75)       (.81)
                                -------     -------    -------     -------
NET ASSET VALUE,
END OF PERIOD                    $ 9.68      $ 9.10     $ 9.11       $ 8.88
                                 ======      ======     ======       ======
TOTAL RETURN*                     15.1%         8.7%      11.5%        6.5%
RATIOS/SUPPLEMENT-
AL DATA:
Net assets, end of
period (to nearest
thousand)                       $32,737     $29,351    $30,631     $32,950
Ratio of net expenses
to average net assets               1.1%        1.2%       1.2% +      1.2%+
Ratio of net investment
income to average net
assets                              8.0%        8.5%       8.4% +      8.3$+
Portfolio turnover rate            62.2%       57.1%     141.8%       36.7%

* The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.

+ Reflects a voluntary reimbursement of expenses of 0.04% in each of 1997 and 1996, 0.02% in 1995, 0.1% in 1989, and 0.5% in 1988.

S&P 100 PLUS PORTFOLIO

INVESTMENT OBJECTIVE

         The S&P 100 Plus Portfolio seeks to obtain a total return from dividends and capital gains which, before deducting the Portfolio's operating expenses, exceeds the total return of the S&P 100 Index. The S&P 100 Index is designed to be representative of the stock market as a whole, and consists of 100 common stocks of many large U.S. corporations across a broad spectrum of industries. The Portfolio attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the composition of the S&P 100 Index, but it does not intend to replicate the Index at all times.

INVESTMENT POLICIES AND PROGRAM

         The S&P 100 Plus Portfolio invests in the common stocks which make up the S&P 100 Index, in approximately the same proportion as they are held in the Index. Whenever the Advisor receives notification of a change in the composition of the Index, the Advisor will make a corresponding change in the composition of the Portfolio as soon as practicable. At times, the Advisor may underweight or overweight the Portfolio's investments in certain stocks that it believes will under perform or outperform the Index. Under normal market conditions, at least 65% of this Portfolio's total assets will be invested in the common stocks which make up the Index.

         At times, the Portfolio will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash which approximates the investment performance of the S&P 100 Index, the Advisor may elect to invest such cash in exchange-traded futures contracts and options on the S&P 500 Index and/or the S&P 100 Index. This practice is commonly referred to as "equitizing cash." For a discussion of these options and futures instruments and the risks associated with their use by the Portfolios, see "Additional Investment Practices and Risks - Options and Futures Activities."

INVESTMENT RISKS

         Market and Objective Risks. The Portfolio is subject to market risk, and to objective risk insofar as large capitalization stocks included in the S&P 100 Plus Index may trail returns from the overall stock market for short or even extended periods.

         Overweighting/Underweighting Strategies. Overweighting/underweighting strategies involve the risk that the Advisor will incorrectly identify those stocks that will either under perform or outperform the Index. If the Advisor's judgment proves correct, the Portfolio's performance will improve relative to the S&P 100 Index. Conversely, if the Advisor's judgment proves incorrect, the Portfolio's performance will decline relative to the Index.

         Imperfect Correlation. The Portfolio's performance will not precisely track that of the S&P 100 Plus Portfolio. In addition to the effects of the Advisor's overweighting/ underweighting strategies, instruments used by the Advisor to equitize cash may not perform the same as the Index under all market conditions. Unlike the Index, the Portfolio must incur transaction costs (e.g., brokerage commissions, etc.) in order to maintain a portfolio of securities that closely mirrors the composition of the Index, and also incurs other fees and operating expenses.

ANNUAL ADVISORY FEE

         0.575 of 1% on the first $20 million;
         0.450 of 1% on the next $30 million;
         0.400 of 1% on the next $50 million;
         0.350 of 1% on the next $400 million;
         0.300 of 1% on average daily net assets in excess of $500 million

PORTFOLIO MANAGER

         An investment team lead by Jay Ferrara manages the assets of the S&P 100 Plus Portfolio. Mr. Ferrara is Vice President - Portfolio Manager and Analyst for Ziegler Asset Management and Assistant Vice President of Ziegler. He has more than 12 years of experience in the mutual fund industry. Prior to joining Principal Preservation, Mr. Ferrara served as Senior Portfolio Accountant for Wells Fargo Nikko Investment Advisors and, from 1993 to 1994, as Controller of the California Investment Trust. Mr. Ferrara's investment team for the S&P 100 Plus Portfolio includes Marc Dion, a chartered financial analyst and Vice President and Chief Investment Officer of the Advisor, with more than 10 years of investment experience, and Ralph Patek, also a chartered financial analyst and Vice President of Ziegler Asset Management with more than 30 years of investment experience.

SHAREHOLDER TRANSACTION EXPENSES


                                                            CLASS A SHARES                     CLASS B SHARES
                                                            --------------                     --------------
Maximum Front-End Sales Charge                                  5.25%                               None
(as a percentage of offering price)(1)
Maximum Sales Charge Imposed on                                  None                               None
Reinvested Dividends
Contingent Deferred Sales Charge                                 None                               5.00%
(as a percentage of original purchase
price or redemption proceeds,
whichever is less)(1)


                                                            CLASS A SHARES                     CLASS B SHARES
                                                            --------------                     --------------
Redemption Fees (Ziegler charges                                 None                               None
$7.50 for each wire redemption)
Exchange Fee                                                    $5.00                               $5.00

--------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. Moreover, the contingent deferred sales charge is reduced for each year that the Class B shares are owned, and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."



ANNUAL FUND OPERATING EXPENSES -
AFTER WAIVERS AND REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSET)(1)                           CLASS A SHARES                CLASS B SHARES
--------------------------------------                              --------------                --------------
Management Fees (After Waivers)(2)                                       0.35%                        0.35%
12-b-1 Fees                                                              0.25%                        1.00%
Other Expenses
         Custodian Fees                                                  0.03%                        0.03%
         Transfer Agent Fees                                             0.10%                        0.10%
         Other Fees (After Reimbursement)(2)                             0.12%                        0.12%
                                                                         -----                        -----
Total Other Expenses                                                     0.25%                        0.25%
Total Fund Operating Expenses (After                                     0.85%                        1.60%
Waivers and Reimbursements)(2)

-----------------------

(1) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997, net of applicable fee waivers and expense reimbursements in effect for the current year. See note (2). Fees paid by the Portfolio for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management -The Advisors."

(2) The Advisor has committed to waive advisory fees and or reimburse expenses to the S&P 100 Plus Portfolio so that, for fiscal year 1998, the total operating expenses for Class A and Class B shares of the Portfolio will not exceed 0.85% and 1.60% of the

         Portfolio's average daily net assets, respectively. Without giving effect to such waivers and reimbursements, "Management Fees," "Other Fees," and "Total Fund Operating Expenses" as a percentage of the Portfolio's average daily net assets would be: 0.44%, 0.12% and 0.94%, respectively, for Class A shares, and 0.44%, 0.12% and 1.69%, respectively, for Class B shares.

EXPENSE EXAMPLE

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods:


                                                                                                 CLASS B SHARES
                                                                                                     WITHOUT
                                     CLASS A SHARES                CLASS B SHARES                  REDEMPTION
                                     --------------                --------------                  ----------
After 1 year                               $61                           $66                           $16
AFTER 3 YEARS                              $78                           $80                           $50
AFTER 5 YEARS                              $97                           $97                           $87
AFTER 10 YEARS                            $152                          $170*                         $170*

--------------------

* Class B shares automatically convert to Class A shares after eight years.

         This example is for comparison purposes only and is not a representation of the portfolio's actual expenses and returns, either past or future. For more complete descriptions of various costs and expenses, see "Management," "Purchasing Shares," "Redeeming and Exchanging Shares" and "Shareholder Services."

FINANCIAL HIGHLIGHTS

         The following table covers the S&P 100 Plus Portfolio for the periods presented. The information is based on a Class A share outstanding throughout the applicable period. You should read the table in conjunction with the financial statements and related notes, which have been audited by Arthur Andersen LLP, independent accountants. The financial statements are contained in Principal Preservation's 1997 Annual Report to Shareholders, copies of which are available from the Distributor without charge. Since Class B shares are first being offered by this Prospectus, no financial highlights are presented for Class B shares.


                        ---------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                        ---------------------------------------------------------------------------
                               1997          1996          1995        1994        1993       1992
                               ----          ----          ----        ----        ----       ----
PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF
PERIOD                          $22.08        $19.53      $14.95    $ 15.04     $ 14.01     $ 14.22
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income              .26           .29         .25        .25         .21         .24
Net realized and
unrealized gains
(losses) on investments           5.63          4.07        5.21       (.09)       1.14         .48
                                  ----        ------      ------    -------     -------     -------
TOTAL FROM INVESTMENT
OPERATIONS                        5.89          4.36        5.46        .16        1.35         .72
                                  ----        ------      ------    -------     -------     -------
LESS
DISTRIBUTIONS:
Dividends from net
investment income                 (.26)         (.29)       (.25)      (.25)       (.21)       (.24)
Distributions from net
realized gains on
investments                       (.65)        (1.52)       (.63)       ---        (.11)       (.69)
Distributions in excess
of net realized gains             (.02)           --          --         --          --          --
                                  ----        ------      ------    -------     -------     -------
TOTAL DISTRIBUTIONS               (.93)        (1.81)       (.88)      (.25)       (.32)       (.93)
                                  ----        ------      ------    -------     -------     -------
NET ASSET VALUE,
END OF PERIOD                   $27.04        $22.08      $19.53    $ 14.95     $ 15.04      $14.01
                                ======        ======      ======    =======     =======     =======
TOTAL RETURN*                    26.8%          22.4%       36.7%       1.1%        9.7%        5.2%
RATIOS/
SUPPLEMENTAL
DATA:
Net assets, end of
period (to nearest
thousand)                     $105,738       $77,517     $57,062    $40,034     $38,944     $30,025
Ratio of net expenses
to average net assets             0.9%+          1.0%+       1.2%       1.2%        1.2%        1.3%
Ratio of net investment
income to average net
assets                            1.0%+          1.4%+       1.4%       1.7%        1.4%        1.7
Portfolio turnover rate          17.0%           8.0%        3.5%       1.0%        2.2%        8.5%
Average commission            $0.0235         $0.0348       ----    -------     -------     -------
paid per share+


                        -------------------------------------------------------
                                       FOR THE YEARS ENDED DECEMBER 31,
                        -------------------------------------------------------
                              1991       1990        1989        1988
                              ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF
PERIOD                           $11.60      $12.27     $10.11      $ 9.62
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income               .27         .28        .26         .26
Net realized and
unrealized gains
(losses) on investments            2.93        (.67)      2.17         1.37
                                  -----      -------     -----        -----
TOTAL FROM INVESTMENT
OPERATIONS                         3.20        (.39)      2.43         1.63
                                   -----      -------     ----        -----
LESS
DISTRIBUTIONS:
Dividends from net
investment income                  (.27)       (.28)      (.26)        (.26)
Distributions from net
realized gains on
investments                        (.31)        ---       (.01)        (.88)
Distributions in excess
of net realized gains                --         --         ---          --
                                  ------     --------   -------     -------
TOTAL DISTRIBUTIONS                (.58)       (.28)      (.27)      (1.14)
                                  ------     -------    -------     -------
NET ASSET VALUE,
END OF PERIOD                     $14.22      $11.60     $12.27       $10.11
                                  ======      ======     ======       ======
TOTAL RETURN*                      27.8%       (3.2)%     24.3%       17.1%
RATIOS/
SUPPLEMENTAL
DATA:
Net assets, end of
period (to nearest
thousand)                       $27,420     $20,413    $20,811     $16,960
Ratio of net expenses
to average net assets              1.3%        1.3%+      1.3% +       1.4%+
Ratio of net investment
income to average net
assets                             2.0%        2.4%+      2.3% +       2.5%+
Portfolio turnover rate            3.1%        1.9%       3.0%        37.5%
Average commission                  ---        ---         ---          ---
paid per share+


--------------------

* The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.

+ Reflects a voluntary reimbursement of expenses of 0.11% in 1997, 0.01% in 1996, 0.20% in 1990, 0.40% in 1989, and 0.80% in 1988.

+ Average commission rate paid per share for purchases and sales of securities during this period. Presentation of the rate is required only for fiscal years beginning after September 1, 1995.

DIVIDEND ACHIEVERS PORTFOLIO

INVESTMENT OBJECTIVE

         The Dividend Achievers Portfolio seeks to obtain capital appreciation and income by investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth.

INVESTMENT POLICIES AND PROGRAM

         The Portfolio invests primarily in common stocks of companies which:
(a) have market capitalizations in excess of $2 billion; (b) have increased their payment of cash dividends annually for at least four of the past five calendar years; and (c) have a five-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%. As of December 31, 1997, approximately 210 companies traded on the New York or American Stock Exchange or listed on the Nasdaq Stock Market met these criteria. Such companies typically have strong balance sheets. In addition to providing an income stream from dividend payments, the Advisor believes that the market values of these stocks will increase over time, because anticipated future dividend growth typically is reflected in increased market prices.

INVESTMENT RISKS

         Market and Objective Risks. The Portfolio is subject to market risk, and to objective risk insofar as the returns from mid to large capitalization stocks of the type in which the Portfolio invests, or those within its specified universe in particular, may trail returns as compared to the overall stock market.

         Stock Selection Risk. The Portfolio will not hold all of the stocks that meet its investment criteria. Rather, the Advisor will select from that universe the stocks that it believes will best help the Portfolio to reach its objective. Accordingly, the Portfolio's performance may be better or worse than the performance of the universe of stocks which meet the Portfolio's investment criteria.

ANNUAL ADVISORY FEE

         0.75 of 1% on the first $250 million in net assets;
         0.70 of 1% on the next $250 million;
         0.65 of 1% on average daily net assets in excess of $500 million.

PORTFOLIO MANAGER

         Since May 1, 1998, the Portfolio has been managed jointly by Jay Ferrara and Marc Dion, each of whom also participates in the management of the S&P 100 Plus Portfolio. See "S&P 100 Plus Portfolio - Portfolio Manager."

SHAREHOLDER TRANSACTION EXPENSES


                                                            CLASS A SHARES                     CLASS B SHARES
Maximum Front-End Sales Charge                                  5.25%                               None
(as a percentage of offering price)(1)
Maximum Sales Charge Imposed on                                  None                               None
Reinvested Dividends
Contingent Deferred Sales Charge                                 None                               5.00%
(as a percentage of original purchase
price or redemption proceeds,
whichever is less)(1)
Redemption Fees (Ziegler charges                                 None                               None
$7.50 for each wire redemption)
Exchange Fee                                                    $5.00                               $5.00

----------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. Moreover, the contingent deferred sales charge is reduced for each year that the Class B shares are owned, and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."



ANNUAL FUND OPERATING EXPENSES -
AFTER WAIVERS AND REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSET)(1)                           CLASS A SHARES                CLASS B SHARES
--------------------------------------                              --------------                --------------
Management Fees (After Waivers)(2)                                       0.72%                        0.72%
12b-1 Fees                                                               0.25%                        1.00%
Other Expenses
         Custodian Fees                                                  0.03%                        0.03%
         Transfer Agent Fees                                             0.11%                        0.11%
         Other Fees (After Reimbursement)(2)                             0.19%                        0.19%
                                                                         -----                        -----
Total Other Expenses                                                     0.33%                        0.33%
Total Fund Operating Expenses (After                                     1.30%                        2.05%
Waivers and Reimbursements)(2)

-----------------------

(1) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997, net of applicable fee waivers and expense reimbursements in effect for the current year. See note (2). Fees paid by the Portfolio for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management -The Advisors."

(2) The Advisor has committed to waive advisory fees with respect to the Portfolio so that for fiscal year 1998 the total operating expenses for Class A and Class B shares of the Portfolio will not exceed 1.30% and 2.05% of the Portfolio's average daily net assets, respectively. Without giving effect to such waivers and reimbursements, "Management Fees," "Other Fees," and "Total Fund Operating Expenses" as a percentage of the Portfolio's average daily net assets would be:
         0.75%, 0.19% and 1.33%, respectively, for Class A shares, and 0.75%, 0.19% and 2.08%, respectively, for Class B shares.


EXPENSE EXAMPLE

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods:


                                                                                                 CLASS B SHARES
                                                                                                     WITHOUT
                                     CLASS A SHARES                CLASS B SHARES                  REDEMPTION
After 1 year                               $65                           $71                           $21
AFTER 3 YEARS                              $92                           $94                           $64
AFTER 5 YEARS                             $120                          $120                          $110
AFTER 10 YEARS                            $201                          $218*                         $218*


--------------------

*        CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER EIGHT
YEARS.

         THIS EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. FOR MORE COMPLETE DESCRIPTIONS OF VARIOUS COSTS AND EXPENSES, SEE "MANAGEMENT," "PURCHASING SHARES," "REDEEMING AND EXCHANGING SHARES" AND "SHAREHOLDER SERVICES."

FINANCIAL HIGHLIGHTS

         The following table covers the Dividend Achievers Portfolio for the periods presented. The information is based on a Class A share outstanding throughout the applicable period. You should read the table in conjunction with the financial statements and related notes, which have been audited by Arthur Andersen LLP, independent accountants. The financial statements are contained in Principal Preservation's 1997 Annual Report to Shareholders, copies of which are available from the Distributor without charge. Since Class B shares are first being offered by this Prospectus, no financial highlights are presented for Class B shares.

                        ----------------------------------------------------------------------
                                            FOR THE YEARS ENDED DECEMBER 31,
                        ----------------------------------------------------------------------
                                1997          1996        1995        1994        1993       1992
                                ----          ----        ----        ----        ----       ----

PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF
PERIOD                          $20.01        $16.97      $13.24     $13.40      $14.25     $14.84
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income              .13           .14         .18        .18         .14        .14
Net realized and
unrealized gains
(losses) on investments           5.43           3.54        3.99       (.02 )     (.85)       .31
                                  -----         -----     -------    -------     -------   --------
TOTAL FROM INVESTMENT
OPERATIONS                        5.56           3.68        4.17        .16       (.71)       .45
                                  -----         -----     -------    -------     -------   --------
LESS
DISTRIBUTIONS:
Dividends from net
investment income                 (.13)         (.14)       (.18)      (.18 )       (.14)    (.14 )
Distributions from net
realized gains on
investments                       (.31)         (.50)       (.26)      (.14 )       ---      (.90 )
                                  -----         -----     -------    -------     -------   --------
TOTAL DISTRIBUTIONS               (.44)         (.64)       (.44)      (.32)       (.14)     (1.04)
                                  -----         -----     -------    -------     -------   --------
NET ASSET VALUE,
END OF PERIOD                   $25.13         $20.01      $16.97     $13.24       $13.40    $14.25
                                 =====         ======      ======    =======     ========  ========
TOTAL RETURN*                    27.9%          21.8%       31.7%       1.2%       (5.0)%      3.1%
RATIOS/
SUPPLEMENTAL
DATA:
Net assets, end of
period (to nearest
thousand)                       $39,565       $30,504      $25,393    $20,231     $24,928    $27,020
Ratio of net expenses
to average net assets             1.2% +         1.2%+       1.3%+      1.5%         1.3%+      1.2% +
Ratio of net investment
income to average net
assets                             0.6% +         0.8%+       1.2%+      1.3%         1.0%+      1.0%+
Portfolio turnover rate           11.9%         13.1%        28.2%      36.5%       92.7%      83.0%
Average commission                $0.0484       $0.0609       ---        ---         ---        ---
paid per share+


                        ---------------------------------------------------
                               FOR THE YEARS ENDED DECEMBER 31,
                        ---------------------------------------------------
                                 1991       1990        1989        1988
                                 ----       ----        ----        ----

PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF
PERIOD                          $11.50      $11.65     $10.00       $ 8.99
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income              .25         .25        .28         .28
Net realized and
unrealized gains
(losses) on investments           4.14        (.15)      1.65         1.06
                                ------      -------    ------       ------
TOTAL FROM INVESTMENT
OPERATIONS                        4.39         .10       1.93         1.34
                                ------      ------     ------       ------
LESS
DISTRIBUTIONS:
Dividends from net
investment income                 (.25)       (.25)      (.28)       (.27
Distributions from net
realized gains on
investments                       (.80)         ---        ---       (.06)
                                -------     -------    -------     ------
TOTAL DISTRIBUTIONS              (1.05)       (.25)      (.28)       (.33)
                               --------     -------    -------     -------
NET ASSET VALUE,
END OF PERIOD                   $14.84      $11.50     $11.65       $10.00
                                ======      ======     ======       ======
TOTAL RETURN*                    38.5%        1.0%      19.5%       15.0%
RATIOS/
SUPPLEMENTAL
DATA:
Net assets, end of
period (to nearest
thousand)                      $18,202     $11,468    $12,750      $6,854
Ratio of net expenses
to average net assets             1.2%+       1.2%+      1.2% +       1.2%+
Ratio of net investment
income to average net
assets                            1.8%+       2.3%+      2.6% +       2.9%+
Portfolio turnover rate          96.5%       47.7%      30.9%       10.1%
Average commission                ---         ---         --         ---
paid per share+

--------------------

* The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.

+        Reflects voluntary reimbursements of expenses as shown below:

                           1997 - 0.1%               1991 - 0.2%
                           1996 - 0.1%               1990 - 0.5%
                           1995 - 0.2%               1989 - 0.7%
                           1993 - 0.1%               1988 - 1.7%
                           1992 - 0.1%

+ Average commission rate paid per share for purchases and sales of securities during this period. Presentation of the rate is required only for fiscal years beginning after September 1, 1995.

SELECT VALUE PORTFOLIO

INVESTMENT OBJECTIVE

         The Portfolio seeks to obtain maximum capital appreciation by investing primarily in common stocks that the Advisors consider undervalued relative to earnings, book value, or potential earnings growth.

INVESTMENT POLICIES AND PROGRAM

         The Portfolio pursues its investment objective generally by investing in smaller-sized companies having market capitalizations ranging from $400 million to $2 billion, although the Portfolio is not restricted to investments in companies of any particular size. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of domestic issuers. The Portfolio uses a value-oriented style of investing, emphasizing companies with relatively low price/earnings ratios, reasonable financial strength and strong cash flows. These companies tend to be out of favor with investors.

         The Portfolio may invest up to 35% of its total assets in high-quality, fixed-income securities and short-term investments. High-quality, fixed-income securities in which the Portfolio may invest are limited to those securities which are rated at the time of purchase within the two highest rating categories assigned by Moody's or S&P, or securities which are unrated, provided that such securities are judged by the Advisors, at the time of purchase, to be of comparable quality to securities rated within such two highest categories.

         The Portfolio may also invest up to 5% of its total assets directly in securities of foreign issuers not publicly traded in the United States, and may invest without regard to this restriction in securities of foreign issuers represented by American Depository Receipts (ADRs). ADRs are receipts issued by an American bank or trust company and traded on national securities exchange evidencing ownership of the underlying foreign securities, and equity securities issued by Canadian issuers.

INVESTMENT RISKS

         Market and Objective Risk. The Portfolio is subject to market risk, and also to objective risk insofar as the returns from the types of stocks held by the Portfolio (attractively priced or "value" stocks) may trail returns from the overall stock market. As a group, value stocks tend to go through cycles of relative under performance and out performance in comparison to common stocks generally. Also, stocks of smaller to medium sized companies, such as those in which the Select Value Portfolio invests, historically have experienced more price volatility than larger capitalization stocks. The value of the Portfolio's investments therefore may tend to increase and decrease substantially more than the stock market in general, as measured by broad based indices such as the S&P 500 Index.

         Stock Selection Risk. The value-oriented style of investing used by the Portfolio depends on the ability of the Advisors to select stocks that perform well. The Portfolio is subject to the risk that the Advisors' stock selections may not achieve the desired appreciation in value, or may even decline in value.

WHO SHOULD INVEST IN THE PORTFOLIO

         The Select Value Portfolio is designed for long-term investors who characterize their investment temperament as "moderately aggressive," and is not appropriate for market timers or other short-term investors. Value funds generally emphasize companies that - considering their assets and earnings history - have relatively low stock prices. Such funds are appropriate for investors who want the potential for capital gains but are less tolerant of the share price fluctuations found in more aggressive investments, for example, growth funds.

ANNUAL ADVISORY FEE

         0.75 of 1% on the first $250 million;
         0.65 of 1% on average daily net assets in excess of $250 million.

         Sub-Advisory fees are paid by the Advisor to Skyline at the following rates:

         0.375 of 1% of the first $250 million of the Portfolio's average daily net assets;
         0.325 of 1% of average daily net assets in excess of $250 million

PORTFOLIO MANAGER

         Investment decisions for the Select Value Portfolio are made by a team of investment professionals and analysts. The team is headed by Mr. Kenneth
S. Kailin. Mr. Kailin is an officer of Skyline who joined the firm's predecessor in 1987. Mr. Kailin also serves as portfolio manager for another registered investment company which has an investment objective, policies and restrictions similar to those of the Select Value Portfolio. Mr. Kailin's investment team includes Mr. William M. Dutton, President and Chief Executive Officer of Skyline.

SHAREHOLDER TRANSACTION EXPENSES


                                                            CLASS A SHARES                     CLASS B SHARES
                                                            --------------                     --------------
Maximum Front-End Sales Charge                                  5.25%                               None
(as a percentage of offering price)(1)

Maximum Sales Charge Imposed on                                  None                               None
Reinvested Dividends


                                                            CLASS A SHARES                     CLASS B SHARES
                                                            --------------                     --------------
Contingent Deferred Sales Charge                                 None                               5.00%
(as a percentage of original purchase
price or redemption proceeds,
whichever is less)(1)

Redemption Fees (Ziegler charges                                 None                               None
$7.50 for each wire redemption)

Exchange Fee                                                    $5.00                               $5.00

---------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. Moreover, the contingent deferred sales charge is reduced for each year that the Class B shares are owned, and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."


ANNUAL FUND OPERATING EXPENSES -
AFTER WAIVERS AND REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSET)(1)                           CLASS A SHARES                CLASS B SHARES
--------------------------------------                              --------------                --------------
Management Fees (After Waivers)(2)                                       0.37%                        0.37%

12b-1 Fees                                                               0.25%                        1.00%

Other Expenses

         Custodian Fees                                                  0.03%                        0.03%

         Transfer Agent Fees                                             0.12%                        0.12%

         Other Fees (After Reimbursement)(2)                             0.53%                        0.53%
                                                                         -----                        -----
Total Other Expenses                                                     0.68%                        0.68%

Total Fund Operating Expenses (After                                     1.30%                        2.05%
Waivers and Reimbursements)(2)

-----------------------

(1) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997, net of applicable fee waivers and expense reimbursements in effect for the current year. See note (2). Fees paid by the Portfolio for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management-The Advisors."

(2) The Advisor has committed to waive advisory fees and/or reimburse expenses to the Select Value Portfolio so that for fiscal year 1998 the total operating expenses for Class A and Class B shares of the Portfolio will not exceed 1.30% and 2.05% of the Portfolio's average daily net assets, respectively. Without giving effect to such waivers and reimbursements, "Management Fees," "Other Fees," and "Total Fund Operating Expenses" as a percentage of the Portfolio's average daily net assets would be: 0.75%, 0.59% and 1.74%, respectively, for Class A shares, and 0.75%, 0.59% and 2.49%, respectively, for Class B shares.

EXPENSE EXAMPLE

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods:

                                                                                                 CLASS B SHARES
                                                                                                     WITHOUT
                                     CLASS A SHARES                CLASS B SHARES                  REDEMPTION
                                     --------------                ---------------                 ----------
After 1 year                               $65                           $71                           $21
After 3 years                              $92                           $94                           $64
After 5 years                             $120                          $120                          $110
After 10 years                            $201                          $218*                         $218*

--------------------

* Class B shares automatically convert to Class A shares after eight years.

         This example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future. For more complete descriptions of various costs and expenses, see "Management," "Purchasing Shares," "Redeeming and Exchanging Shares" and "Shareholder Services."

FINANCIAL HIGHLIGHTS

         The following table covers the Select Value Portfolio for the periods presented. The information is based on a Class A share outstanding throughout the applicable period. You should read the table in conjunction with the financial statements and related notes, which have been audited by Arthur Andersen LLP, independent accountants. The financial statements are contained in Principal Preservation's 1997 Annual Report to Shareholders, copies of which are available from the Distributor without charge. Since Class B shares are first being offered by this Prospectus, no financial highlights are presented for Class B shares.




                                                                                                            FOR THE PERIOD FROM
                                                                                                               AUGUST 23, 1994
                                                              FOR THE YEARS ENDED DECEMBER 31,         (COMMENCEMENT OF OPERATIONS)
                                                      -----------------------------------------------      TO DECEMBER 31, 1994
                                                           1997             1996                 1995      ---------------------
                                                           ----             ----                 ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.97           $10.21                $ 9.03                $9.55
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                    .01              .04                    .14                 .04
   Net realized and unrealized gains (losses)
    on investments                                         2.93             2.68                   1.73                 (.51)
                                                           ----            -----                 ------                ------
   TOTAL FROM INVESTMENT OPERATIONS                        2.94             2.72                   1.87                (.47)
                                                           ----            -----                 ------               ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                    (.01)           (.04)                   (.14)               (.03)
   Distributions from net realized gains on investments   (1.83)           (1.92)                  (.43)               (.01)
   Distributions in excess of net realized gains on
    investments                                             --              --                     (.12)                --
   Book return of capital                                   --              --                      --                 (.01)
                                                           -----           -----                 -------              ------
   TOTAL DISTRIBUTIONS                                    (1.84)           (1.96)                  (.69)               (.05)
                                                          ------           ------                -------              ------
NET ASSET VALUE, END OF PERIOD                            $12.07           $10.97                $10.21               $ 9.03
                                                          ======           ======                ======               ======
TOTAL RETURN**                                             27.2%           26.7%                  20.8%               (5.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)           $8,497           $4,829                $3,445              $1,935
Ratio of net expenses to average net assets                1.1%+           1.0%+                   0.8%+              0.8%*+
Ratio of net investment income to average
   net assets                                              0.1%+           0.3%+                   1.4%+              1.1%*+
Portfolio turnover rate                                    82.5%           122.2%                124.3%               20.2%
Average commission paid per share+                        $0.0467         $0.0611                 ---                 ---

--------------------

*  Annualized.

** The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.

+ Reflects a voluntary reimbursement of expenses of 1.0% in 1997, 1.4% in 1996, 2.5% in 1995 and 0.4% in 1994.

+ Average commission rate paid per share for purchases and sales of securities during this period. Presentation of the rate is required only for fiscal years beginning after September 1, 1995.

PSE TECH 100 INDEX PORTFOLIO

INVESTMENT OBJECTIVE

         The PSE Tech 100 Index Portfolio seeks to obtain a total return, before operating expenses of the Portfolio are deducted, that replicates the total return of the Pacific Stock Exchange Technology Stock Index (the "PSE Technology Index"). The PSE Technology Index, which consists of common stocks of 100 technology companies, is widely recognized as a benchmark for the technology sector of the United States stock market.

INVESTMENT POLICIES

         The Portfolio seeks to achieve its objective by investing in all 100 common stocks included in the PSE Technology Index in approximately the same proportions as they are represented in the Index. The Portfolio attempts to remain fully invested in common stocks. Under normal market conditions, the Portfolio will invest at least 95% of its assets in the common stocks included in the PSE Technology Index and futures contracts and options. The Portfolio will maintain at least 90% of its assets in common stocks traded on the PSE Technology Index, except that the percentage of its assets so invested temporarily (and in any event for a period of not more than five trading days) may fall below the 90% mark if the Portfolio receives cash inflows that cannot practically be invested immediately in units of common stocks that replicate the Index.

         From time to time up to 5% of the Portfolio's assets may be held in cash, cash equivalents or certain short-term, fixed-income securities. These investments will not perform the same as the PSE Technology Index. In order to help the performance of the Portfolio more closely replicate the performance of the PSE Technology Index, the Portfolio may equitize its cash position by investing up to 20% of its assets in exchange-traded index futures contracts and index options. For a more detailed explanation of these instruments and certain risks associated with their use, see "Additional Investment Practices and Risks
- Options and Futures Activities."

INVESTMENT RISKS

         Market and Objective Risk. The PSE Technology Index is subject to market risk. Also, the technology market sector (in which the Portfolio focuses its investments) increases and decreases in favor with the investing public relative to the stock market generally. As a result, the Portfolio's share price is subject to volatility. Moreover, because the PSE Technology Index is price-weighted, its performance, and the corresponding performance of the Portfolio, will be more sensitive to price movements in higher-priced stocks than in lower-priced stocks. Additionally, the PSE Technology Index incudes common stocks of many small to medium sized companies, which historically have been more volatile and less liquid than stocks of larger companies. For these reasons, the Portfolio may experience more volatility and greater price swings as compared to the stock market generally. See "Additional Investment Practices and Risks."

         Correlation Risk. Although the Advisor will attempt to replicate the performance of the PSE Technology Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the Advisor to equitize the Portfolio's cash positions and short-term investments may not precisely track the performance of the PSE Technology Index. Also, the Portfolio will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the PSE Technology Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Portfolio as compared to that of the PSE Technology Index.

ANNUAL ADVISORY FEE

         0.50 of 1% on the first $50 million;
         0.30 of 1% on the next $200 million;
         0.25 of 1% on the next $250 million;
         0.20 of 1% on average daily net assets in excess of $500 million

PORTFOLIO MANAGER

         Mr. Jay Ferrara has been the portfolio manager for the PSE Tech 100 Index Portfolio since its inception June, 1996. For information about
Mr. Ferrara, see "S&P 100 Plus Portfolio - Portfolio Manager."

SHAREHOLDER TRANSACTION EXPENSES


                                                            CLASS A SHARES                     CLASS B SHARES
                                                            --------------                     --------------
Maximum Front-End Sales Charge                                  5.25%                               None
(as a percentage of offering price)(1)
Maximum Sales Charge Imposed on                                  None                               None
Reinvested Dividends
Contingent Deferred Sales Charge                                 None                               5.00%
(as a percentage of original purchase
price or redemption proceeds,
whichever is less)(1)
Redemption Fees (Ziegler charges                                 None                               None
$7.50 for each wire redemption)
Exchange Fee                                                    $5.00                               $5.00

----------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. Moreover, the contingent deferred sales charge is reduced for each year that the Class B shares are owned, and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."



ANNUAL FUND OPERATING EXPENSES -
AFTER WAIVERS AND REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSET)(1)                           CLASS A SHARES                CLASS B SHARES
--------------------------------------                              --------------                --------------
Management Fees (After Waivers)(2)                                       0.00%                        0.00%
12b-1 Fees                                                               0.25%                        1.00%
Other Expenses
         Custodian Fees                                                  0.08%                        0.08%
         Transfer Agent Fees                                             0.17%                        0.17%
         Other Fees (After Reimbursement)(2)                             0.20%                        0.20%
                                                                         -----                        -----
Total Other Expenses                                                     0.45%                        0.45%
Total Fund Operating Expenses (After                                     0.70%                        1.45%
Waivers and Reimbursements)(2)

-----------------------

(1) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997, net of applicable fee waivers and expense reimbursements in effect for the current year. See note (2). Fees paid by the Portfolio for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management-The Advisors."

(2) The Advisor has committed to waive advisory fees and/or reimburse expenses to the Portfolio so that for fiscal year 1998 the total operating expenses for Class A and Class B shares of the Portfolio will not exceed 0.70% and 1.45%, respectively, of the Portfolio's average daily net assets. Without giving effect to such waivers and reimbursements, "Management Fees," "Other Fees," and "Total Fund Operating Expenses" as a percentage of the Portfolio's average daily net assets would be: 0.50%, 0.22% and 1.22%, respectively, for Class A shares and 0.50%, 0.22% and 1.97%, respectively, for Class B shares.

EXPENSE EXAMPLE

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods:



                                                                                                 CLASS B SHARES
                                                                                                     WITHOUT
                                     CLASS A SHARES                CLASS B SHARES                  REDEMPTION
                                     --------------                -------------                 --------------
After 1 year                               $59                           $65                           $15
After 3 years                              $74                           $76                           $46
After 5 years                              $89                           $89                           $79
After 10 years                            $135                          $153*                         $153*

--------------------

* Class B shares automatically convert to Class A shares after eight years.

         This example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future. For more complete descriptions of various costs and expenses, see "Management," "Purchasing Shares," "Redeeming and Exchanging Shares" and "Shareholder Services."

FINANCIAL HIGHLIGHTS

         The following table covers the PSE Tech 100 Index Portfolio for the periods presented. The information is based on a Class A share outstanding throughout the applicable period. You should read the table in conjunction with the financial statements and related notes, which have been audited by Arthur Andersen LLP, independent accountants. The financial statements are contained in Principal Preservation's 1997 Annual Report to Shareholders, copies of which are available from the Distributor without charge. Since Class B shares are first being offered by this Prospectus, no financial highlights are presented for Class B shares.



                                                                                                         FOR THE PERIOD FROM
                                                                                                           JUNE 10, 1996
                                                                                                           (COMMENCEMENT
                                                                                 FOR YEAR ENDED           OF OPERATIONS) TO
                                                                                DECEMBER 31, 1997         DECEMBER 31, 1996
                                                                                -----------------        ------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.76                    $10.00
INCOME FROM INVESTMENT OPERATIONS:
         Net investment Income                                                              .04                       .03
         Net realized and unrealized gains on investments                                  2.04                      1.03
                                                                                           ----                      ----
         TOTAL FROM INVESTMENT OPERATIONS                                                  2.08                      1.06
                                                                                           ----                      ----
LESS DISTRIBUTIONS:
         Dividends from net investment income                                              (.04)                     (.03)
         Distributions from net realized gains on investments                              (.38)                     (.24)
         Distributions in excess of net realized gains                                     (.03)                     (.03)
                                                                                           ----                      ----
         TOTAL DISTRIBUTIONS                                                               (.45)                     (.30)
                                                                                           ----                      ----
NET ASSET VALUE, END OF PERIOD                                                           $12.39                    $10.76
                                                                                         ======                    ======
TOTAL RETURN**                                                                            19.4%                     10.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                                         $27,144                    $6,004
Ratio of net expenses to average net asset                                                 0.2%+                     0.0%+
Ratio of net investment income to average net assets                                       0.3%+                     0.7%+
Portfolio turnover rate                                                                   22.0%                      3.0%
Average commission paid per share                                                         $0.0544                   $0.0634

-----------------------------------

 *       Annualized.
** The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.
 + Reflects a voluntary reimbursement of expenses of 1.1% in 1997 and 3.3% in 1996.

                    ADDITIONAL INVESTMENT PRACTICES AND RISKS

DEBT AND OTHER FIXED INCOME SECURITIES

         A bond's yield reflects the fixed annual interest as a percent of its current price. This price (the bond's market value) must increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of the fixed income securities held by a Portfolio, but will not affect the income received by the Portfolio from its existing fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Portfolio. In addition, such fluctuations would affect the income received on any variable rate demand notes or other variable rate securities held by the Portfolio.

         Movements in interest rates typically have a greater effect on the prices of longer-term bonds than those with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on a $1,000 bond with a 7% coupon.


                                                                         PRINCIPAL VALUE IF RATES:
                                                                         -------------------------
                                                         MATURITY               INCREASE 1%           DECREASE 1%
                                                         --------               -----------           -----------
Intermediate Bond                                         5 years                  $959                  $1,043
Long-Term Bond                                           20 years                  $901                  $1,116

         The Advisors will manage the debt securities in the Tax-Exempt and Government Portfolios according to their assessment of the interest rate outlook. During periods of rising interest rates, the Advisors will likely attempt to shorten the average maturity of the Portfolio to cushion the effect of falling bond prices on the Portfolio's share prices. When interest rates are falling and bond prices are increasing, on the other hand, the Advisors will likely seek to lengthen the average maturity.

STOCK INDEXING

         General. Index funds, such as the S&P 100 Plus and PSE Tech 100 Index Portfolios, are "passively managed," meaning they try to match, as closely as possible, the performance of a target securities index by holding each stock found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the S&P 100 Index were made up of the assets of a specific company, the S&P 100 Plus Portfolio would invest 5% of its assets in that company.

         Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction - up or down - as its target index); and comparatively low cost (index funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. With respect to the PSE Tech 100 Index Portfolio, investors should bear in mind that this latter benefit may not hold true. The PSE Technology Index has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

         The performance of an index fund generally will trail the performance of the index it attempts to replicate. This is because the mutual fund and its investors incur operating costs and expenses that are not shared by an index. For example, investors may pay sales charges which result in less than all of the price they pay for their mutual fund shares being invested in common stocks of companies included in the index. With respect to the S&P 100 Index and PSE Tech 100 Index Portfolios, investors pay a front-end sales charge for Class A shares at the time of purchase, and a contingent deferred sales charge for Class B shares at the time of redemption (if redeemed less than six years after the date of purchase). These sales charges reduce the total return on the shareholder's mutual fund shares, as compared to a direct investment in stocks.

         Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in the index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Finally, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce the mutual fund's total return. No such fees affect the total return of the index.

         Finally, because of liquidity needs and other constraints under which mutual funds operate, index funds generally cannot invest their assets so that they correlate 100% at all times with the common stocks of the index. Although many index funds attempt to use options and futures strategies to generate returns on these assets which replicate the return on the index, these strategies are imperfect and give rise to additional transaction costs.


         For these reasons, investors should expect that the performance of an index mutual fund will lag that of the index it attempts to replicate. In recognition of this disparity, the S&P 100 Plus and PSE Tech 100 Index Portfolios compare their gross returns (returns before deducting the Portfolios' operating expenses) to their respective benchmark indices.


         S&P 100 Index. The S&P 100 Index was created by the Chicago Board Options Exchange (CBOE) in 1983 with stocks selected from the optionable equities traded on that exchange. The 100 stocks on the Index include many large U.S. corporations. General

Electric Company, Exxon Corporation, Coca-Cola Company, Microsoft Corporation and Merck & Co., Inc. are five of the largest components of the Index. A complete list of the stocks comprising the S&P 100 Index at December 31, 1997 is included as Appendix A to this Prospectus.

         The S&P 100 Index was designed to track closely the S&P 500 Index, which is in turn designed to be representative of the stock market as a whole. There have been some significant variances in the correlation between the S&P 100 and S&P 500 Indices, and between the S&P 500 Index and the broad market for large capitalization common stocks. There can be no assurance that any index will correlate precisely to the stock market as a whole over any specific period of time, or that the S&P 100 Plus Portfolio's performance will parallel that of either of these indices or the stock market generally.

         The S&P 100 Plus Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, implied or expressed, to the shareholders of the Portfolio, or any member of the public regarding the advisability of investing in index funds generally, or in this Portfolio in particular, or the ability of the S&P 100 Index to track general stock market performance. S&P's only relationship to this Portfolio is the licensing of the S&P trademarks and the S&P 100 Index which is determined, composed and calculated by S&P without regard to this Portfolio. "Standard & Poor's," "Standard & Poor's 100," "S&P," "S&P 100" and "100" in connection with the S&P 100 are trademarks of S&P.

        PSE Technology Index. The PSE Technology Index consists of 100 common stocks, which are chosen by Bridge Data Corporation based on its assessment that the issuer is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The PSE Technology Index offers a broad basket of stocks spanning the full spectrum of high tech industry groups. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in 15 technology subsectors, including biotechnology, CAD/CAM, data communications, data storage and processing, diversified computer manufacturing, electronic equipment, information processing medical technology, micro-computer manufacturers, semi-conductor manufacturers, software products, test, analysis and instrumentation equipment, mini and mainframe computer manufacturing, office automation equipment and semi-conductor capital equipment manufacturing. A full listing of the companies included in the PSE Technology Index as of December 31, 1997 is attached as Appendix B to this Prospectus. Of those 100 stocks, 53 were listed on the Nasdaq Stock Market, 46 on the New York Stock Exchange, and one on the American Stock Exchange.

         Similar to the Dow Jones Industrial Average, the PSE Technology Index is price weighted, meaning the component stocks are given a percentage weighting based on their price. Although this indexing method allows the PSE Technology Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it results in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indices such as the S&P 100 Index, which are weighted by the market value of the companies represented on the index. See "Additional Investment Practices and Risks - Investments in Small to Mid-Sized Companies."

         The PSE Tech 100 Index Portfolio is not sponsored, endorsed, sold, or promoted by the PSE Technology Index (PSE(SM), Pacific Stock Exchange(SM), PSE Technology Index(SM), and PSE Tech 100(SM) are service marks of the Pacific Stock Exchange Incorporated) or Bridge Data Corporation.

INDUSTRY CONCENTRATIONS

         A significant portion of the PSE Tech 100 Index Portfolio's investments will consist of technology-based issues, which exposes the Portfolio to risks associated with economic conditions in that market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. However, the companies whose common stocks are included in the PSE Technology Index comprise a fairly broad range of industries. This broad industry representation likely will soften volatility associated with economic and political developments that disproportionately affect specific industries represented within the Index. Nonetheless, the PSE Tech 100 Index Portfolio intends to maintain a complete replication investment philosophy even during periods when one or more industries may be over-represented on the PSE Technology Index, which may expose the Portfolio during such periods to risks associated with industry concentration. See "Industry Concentration Factors" in the Statement of Additional Information.

INVESTMENTS IN SMALL TO MID-SIZED COMPANIES

         The investment program and strategies of the Select Value Portfolio and PSE Tech 100 Index Portfolio may cause those Portfolios to invest a greater portion of their assets in small to mid-sized companies. These companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies. Historically, small and mid-sized capitalization stocks have experienced more price volatility than large capitalization stocks. Some factors contributing to this greater volatility include: (a) less certain growth prospects of small and mid-sized companies, as compared to larger companies; (b) less liquidity in the trading markets for their stocks, in part because of fewer shares trading in the market and in part because of a low public profile which reduces the interest level of financial analysts and the investing public; and
(c) greater sensitivity to changing economic conditions. For these reasons, the net asset value of the Select Value and PSE Tech 100 Index Portfolios may increase and decrease substantially more than the stock market in general, as measured by broad-based indices such as the S&P 500 Index.

VALUE INVESTING

         The value-oriented style of investing used by the Select Value Portfolio emphasizes companies with relatively low price/earnings ratios, reasonable financial strength and strong cash flows. These companies tend to be out of favor with investors. As a group, value stocks tend to go through cycles of relative under performance and outperformance in comparison to common stocks generally. Although value investing has been less favored in the recent past, the Advisors believe that the advantage of value-oriented stocks over growth-oriented stocks is greater than usual during periods of economic recovery. During periods of economic weakness, growth-oriented stocks may provide solid earnings growth despite the difficult economic environment, but as the economy improves, many investors are reluctant to pay a premium for high-priced growth stocks when lower-priced stocks are available that also are showing good earnings growth. The performance of the Select Value Portfolio is dependent on the ability of the Advisors successfully to select stocks that outperform the market.

OPTIONS AND FUTURES ACTIVITIES

         General. The S&P 100 Plus and PSE Tech 100 Index Portfolios may use exchange-traded index futures contracts and options on stock indices for the following purposes: (1) to equitize their cash and other liquid investments so as to more nearly simulate full investment in stocks; (2) to make it easier to trade; and (3) to reduce costs by buying futures instead of actual stocks when futures are cheaper. The S&P 100 Plus and Dividend Achievers Portfolios may also use options on individual stocks, but the Advisor has no plans to do so at this time.

         Index Futures and Options. The S&P 100 Plus and PSE Tech 100 Index Portfolios may write (sell) and purchase covered call options and put options on stock indices. Put and call options for various stock indices are traded on registered securities exchanges. The S&P 100 Plus Portfolio will generally use futures contracts on the S&P 500 Index and index options on the S&P 100 Index or the S&P 500 Index, but may use other index options if the exchange on which the S&P options are traded is closed, there is insufficient liquidity in the options, or if the Portfolio or the Advisor reaches exchange position limits. The PSE Tech 100 Index Portfolio plans to use options and futures on both the PSE Technology Index and the S&P 500 Index.

         Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple ($100 in the case of the S&P 100 Index).

         An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time a Portfolio enters into and terminates an index futures transaction, the Portfolio may realize a gain or a loss.

         Risks Associated with Options and Futures. Losses involving index futures contracts and index options can sometimes be substantial, in part because a relatively small price movement in an index option or an index futures contract may result in an immediate and substantial loss or gain for a Portfolio. The Portfolios will not use futures and options contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. Rather, each relevant Portfolio will keep separate cash or cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of a Portfolio's assets - up to 5% if required for deposit and no more than 20% of total assets - may be committed to such contracts.

         Additional risks associated with the intended use by the S&P 100 Plus and PSE Tech 100 Index Portfolios of index futures contracts and index options include the following:

                  (1) An imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock index that the instrument is designed to simulate;

                  (2) An imperfect correlation between the price movement in the index underlying the futures contract or option agreement and the price movement in the index which the relevant Portfolio seeks to match; and

                  (3) The possibility of no liquid secondary market for a futures contract or option and the resulting inability to close a position prior to its maturity date.

A Portfolio will seek to minimize the risk of imperfect correlation by investing only in those futures contracts and options whose behavior is expected to resemble that of the Portfolio's underlying securities. A Portfolio will also seek to reduce the risk of being unable to close out a futures position by entering into such transactions on registered securities exchanges with an active and liquid secondary market.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each Portfolio may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Portfolio receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, a Portfolio could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Portfolio could lose money. For the purposes of this policy, a Portfolio considers collateral consisting of U.S. Government Securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. During the term of the loan, the Portfolio is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Portfolio is also entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, a Portfolio may return to the borrower, and/or a third party which is unaffiliated with Principal Preservation and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

         A lending Portfolio does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the lending Portfolio could experience delays in liquidating the loan collateral or recovering the loaned securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the lending Portfolio seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisors evaluate and continually monitor the creditworthiness of the institutional borrowers to which the lending Portfolio lends its securities.

         To minimize the foregoing risks, each Portfolio's securities lending practices are subject to the following conditions and restrictions: (1) no Portfolio may make such loans in excess of 33% of the value of its total assets;
(2) the lending Portfolio must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amount of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the lending Portfolio must have the right to terminate the loan at any time; (5) the lending Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the lending Portfolio may not pay any more than reasonable custodian fees in connection with the loan.

FOREIGN SECURITIES

         The Select Value Portfolio may invest a portion of its assets in securities of foreign issuers not publicly traded in the United States, as well as ADRs and securities of Canadian issuers. Foreign securities are more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. Currency fluctuations will affect the net asset value of foreign securities held by the Select Value Portfolio regardless of the performance of the underlying asset or investment.

OTHER INVESTMENT PRACTICES

         In addition to the investment policies and programs described above, any of the Portfolios may make short sales of already owned securities, the Select Value and PSE Tech 100 Index Portfolios may invest temporarily in short-term, fixed-income securities, the Tax-

Exempt and Government Portfolios may enter into forward commitments, and the Select Value Portfolio may enter into repurchase agreements.

         Short Sales "Against-the-Box." The Portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short, and that not more than 10% of the Portfolio's net assets (determined at the time of short sale) may be held as collateral for such sales. A Portfolio may make such short sales "against-the-box", for example, to defer the realization of a gain for federal income tax purposes.

         Short-Term Investments. Each Portfolio may have uncommitted cash positions which result from: (1) the temporary holding of proceeds from sales of Portfolio shares pending investment; (2) maintaining liquidity for anticipated redemptions; or (3) temporary defensive strategies, such as when the securities markets or economic conditions are expected to enter a period of decline. Under normal conditions, a Portfolio's liquid assets will be limited to 5% of the Portfolio's total assets, although the Advisors have discretion to increase a Portfolio's cash position without limit for temporary defensive purposes.

         The Portfolios will invest such uncommitted cash in short-term, money market instruments, including U.S. Treasury bills or other U.S. Government Securities; certificates of deposit; banker's acceptances and time deposits; high quality commercial paper, variable rate demand notes, repurchase agreements and other short-term high grade corporate obligations; and shares of money market mutual funds.

         A variable rate demand note is issued pursuant to a written agreement between the issuer and the holder. Its amount may from time to time be increased by the holder (subject to an agreed maximum), or decreased by the holder or the issuer. The rate of interest payable on the security varies with an agreed formula and the security is typically rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. A Portfolio will not purchase such a variable rate demand note unless, at the time of purchase, the issuer has unsecured debt securities outstanding that are ranked within the two highest categories by a Nationally Recognized Statistical Rating Organization or, if the note is itself rated, its ratings fall within such category(ies).

         To the extent a Portfolio invests in shares of money market mutual funds, investment management and administrative fees, distribution costs and other operating expenses incurred by those funds would be duplicative of those incurred by the Portfolio, and would reduce the return received by the Portfolio on assets so invested. No Portfolio may invest more than 10% of its total assets in securities of other investment companies. See "Investment Program - Investments in Other Investment Companies" in the Statement of Additional Information.

         Repurchase Agreements. Each Portfolio may buy securities with the understanding that the seller will buy them back with interest at a later date. The Advisors do not intend to invest more than 5% of the total assets of any Portfolio in such instruments. A repurchase agreement is an agreement between a seller and a buyer, whereby the seller agrees to repurchase the security sold at an agreed upon price and, usually, at a stated time.

         Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities itself. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order the securities to be sold to pay off the seller's debts. To minimize the risk of loss, a Portfolio will segregate as collateral readily marketable securities (generally cash or U.S. Government Securities) with a market value equal to, or in excess of, the market value of the securities which are subject to the repurchase agreement.

         Forward Commitments. The Tax-Exempt and Government Portfolios may purchase securities for future delivery, which may increase the Portfolios' overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The Portfolios do not plan to engage in forward commitment transactions if, after such purchase, more than 5% of the Portfolio's net assets would consist of such securities. See "When-Issued and Delayed Delivery Transactions" in the Statement of Additional Information.

PORTFOLIO TURNOVER

         In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. A mutual fund with turnover in excess of 100% engages in a high volume of buying and selling, and likely will pay more brokerage commissions and realize more taxable gains than a mutual fund with less turnover.

         High portfolio turnover rates also may result in the realization of substantial net short-term gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes. All of the Portfolios are expected to have portfolio turnover rates below 100%, except that the turnover rates for the Government and Select Value Portfolios are expected to be between 100% and 200%. The portfolio turnover rates for each Portfolio are included in its Financial Highlights Table in this prospectus.

         The portfolio turnover rates for the S&P 100 Plus and PSE Tech 100 Index Portfolios are expected to be under 50%, because of their passive investment management approach. However, because the PSE Technology Index is "price weighted," higher turnover and brokerage expenses may occur than if the Index's component stocks were not given a percentage weighting based on price. Ordinarily, the S&P 100 Plus and PSE Tech 100 Index Portfolios will sell securities only to reflect certain administrative changes in their respective Indices (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Portfolio while maintaining the similarity of the Portfolio to their respective Indices. Upon notice of a change in the composition of respective Indices, each Portfolio intends to adjust its investments as soon as reasonably practicable to more closely replicate its Index. The S&P 100 Plus Portfolio also anticipates some trading activity related to its over/underweighting strategies, separate and apart from changes in the Indices.


                             INVESTMENT RESTRICTIONS

GENERAL

         In attempting to achieve its individual investment objective, each Portfolio follows an investment program, practices and strategies which are subject to numerous limitations and restrictions. Each Portfolio's investment objective is fundamental, meaning it cannot be changed unless the Portfolio's shareholders approve the change. However, except as expressly denoted as fundamental, a Portfolio's investment program and its limitations and restrictions are nonfundamental, meaning they can be altered or eliminated by Principal Preservation's Board of Directors without shareholder approval.

SPECIFIC RESTRICTIONS

         In addition to the limitations and restrictions that apply to each Portfolio's investment program described in this Prospectus, each Portfolio also is subject to a number of additional fundamental investment restrictions which are described in the Statement of Additional Information under the Section titled "Investment Restrictions." Among these restrictions is a prohibition on purchasing a security, other than a U.S. Government Security (and, in the case of the S&P 100 Plus and PSE Tech 100 Index Portfolios, a security necessary to approximate the composition of an index), if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of the issuer, or if the Portfolio would own more than 10% of the outstanding voting securities of the issuer.

         Another fundamental restriction provides that no Portfolio may borrow money or property except for temporary or emergency purposes. If a Portfolio borrows money it will only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). No Portfolio may pledge more than 15% of its net assets to secure such borrowings. In the event a Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any additional securities until its borrowings are reduced to less than 5% of total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the hedging activities of a Portfolio are not deemed to be a pledge of assets.

OTHER CONSIDERATIONS

         In order to help finance its payment of commissions on sales of Class B shares, Ziegler has entered into an agreement pursuant to which it sells, to a third party, its right to receive contingent deferred sales charges, the 0.75 of 1% Rule 12b-1 distribution fee and, for the initial one-year period, the 0.25 of 1% Rule 12b-1 service fee applicable to Class B shares. Pursuant to that agreement, Ziegler has made certain covenants designed to maintain the status quo of the Portfolios, and thereby reduce the risk that the payment stream purchased by the third party will be reduced or discontinued in the near future. These covenants potentially could affect recommendations that Ziegler otherwise might make to Principal Preservation's Board of Directors with respect to the operations and policies of a particular Portfolio.


                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The Board of Directors of Principal Preservation is responsible for management of Principal Preservation and provides broad supervision over its affairs. The Advisors are responsible for each Portfolio's investment management, and Principal Preservation's officers are responsible for each Portfolio's and Principal Preservation's overall operations.

THE ADVISORS

         Each Portfolio is managed by Ziegler Asset Management pursuant to the terms of one of two Investment Advisory Agreements (together the "Advisory Agreements"). One Advisory Agreement relates to the Government, Tax-Exempt, S&P 100 Plus, Select Value and PSE Tech 100 Index Portfolios, and the other relates to the Dividend Achievers Portfolio. Skyline assists, as sub-advisor, with the management of the Select Value Portfolio pursuant to the terms of a sub-advisory agreement (the "Sub-Advisory Agreement") by and among Principal Preservation, Ziegler Asset Management and Skyline.

         Ziegler Asset Management had approximately $1.2 billion under discretionary management as of December 31, 1997. Ziegler Asset Management serves as investment advisor to all eight mutual funds included in the Principal Preservation family of funds, and privately manages numerous customer advisory accounts. Ziegler Asset Management is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly-owned financial services holding company.

         Skyline is a Delaware limited partnership. Skyline's general partner is Affiliated Managers Group, Inc. ("AMG") and its limited partners are corporations owned by four individuals, Messrs. Dutton, Kailin, Lutz and Maloney. AMG is a Boston-based private holding company that makes equity investments in investment management firms.

         AMG is a Delaware corporation with principal executive offices located at One International Place, Boston, Massachusetts 02110. AMG may be deemed to be controlled by Advent VII, L.P., a Delaware limited partnership, because Advent VII, L.P. owns more than fifty percent (50%) of the voting stock of AMG. Advent VII, L.P. in turn may be deemed to be controlled by its sole general partner, TA Associates VII, L.P., a Delaware limited partnership, which in turn may be deemed to be controlled by its sole general partner, TA Associates, Inc., a Delaware corporation. The address of each Advent VII, L.P., TA Associates VII, L.P. and TA Associates, Inc., is c/o TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02110.

         Pursuant to the terms of the Advisory Agreements, the Advisors provide the Portfolios with overall investment advisory and administrative services. Subject to such policies as the Board of Directors may determine, the Advisors make investment decisions on behalf of each Portfolio, make available research and statistical data in connection therewith, and supervise the acquisition and disposition of investments by each Portfolio, including the selection of broker-dealers to carry out portfolio transactions. The Advisors bear all of their own expenses of providing services under the Advisory Agreement and Sub-Advisory Agreement and pays all salaries, fees and expenses of the officers and Directors of Principal Preservation who are affiliated with them. The Portfolios bear all other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; salary, fees and expenses (including legal fees) of those Directors, officers and employees of Principal Preservation who are not officers, directors or employees of the Advisors; interest expenses; fees and expenses of the Distributor, Custodian, Transfer Agent and Dividend Disbursing Agent; administrative expenses; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities, expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining Principal Preservation's legal existence and of shareholders' meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and Prospectuses; and fees and expenses of membership in industry organizations. Fees common to more than one Portfolio are prorated among them based on their total assets.

         Under the Advisory Agreements, each Portfolio pays Ziegler Asset Management an annual fee, in monthly installments, based on the average daily net assets of the Portfolio. Pursuant to the terms of the Sub-Advisory Agreement, Ziegler Asset Management pays Skyline a portion of the advisory fee it receives from the Select Value Portfolio. The Select Value Portfolio is not responsible for making any payments to Skyline. While the advisory fees of the Select Value and Dividend Achievers Portfolios are higher than the fees paid by most mutual funds, Principal Preservation's Board of Directors believes they are consistent with the fees paid by funds with investment characteristics and objectives similar to those Portfolios.

THE DISTRIBUTOR, CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

         B.C. Ziegler and Company ("Ziegler") serves as the Distributor of the shares of each Portfolio pursuant to a Distribution Agreement; provides accounting and other administrative services, including daily valuation of the shares of each Portfolio, pursuant to an Accounting/Pricing Agreement; and provides transfer agent services pursuant to a Transfer and Dividend Disbursing Agency Agreement. Ziegler is registered with the SEC as a securities broker-dealer and is a member of the National Association of Securities Dealers. Ziegler has been engaged in the underwriting of debt securities for more than 75 years. Like Ziegler Asset Management, Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., and its principal executive offices are located at 215 North Main Street, West Bend, Wisconsin 53095. Ziegler Thrift Trading, Inc., another affiliate of Ziegler Asset Management which is a registered broker-dealer, may effect portfolio securities transactions as agent for the Portfolios and in that capacity receives brokerage commissions from the Portfolio. See "Portfolio Transactions and Brokerage."

         The Distribution Agreement appointing Ziegler as Principal Preservation's Distributor provides that Ziegler is entitled to receive a commission on its sales of the shares of each Portfolio at the rate disclosed in Principal Preservation's current Prospectus (see "Purchase of Shares"). When Ziegler sells Class A shares, it is entitled to a commission equal to the amount of the front-end sales charge, if any, paid by the investor. When Ziegler sells Class B shares, Ziegler receives no commission at the time of the sale. However, if the investor redeems the Class B shares at a time when they remain subject to a contingent redeferred sales charge, Ziegler is entitled to receive the contingent deferred sales charge. If an investor purchases shares of a Portfolio through a Selected Dealer that has entered into a selling agreement with Ziegler, Ziegler will pay a commission to the Selected Dealer. See "Purchasing Shares." Principal Preservation also reimburses Ziegler for certain expenditures incurred by it in connection with the distribution of Principal Preservation's shares pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

         The Distribution Agreement continues from year to year if it is approved annually by Principal Preservation's Board of Directors, including a majority of those Directors who are not interested persons of Principal Preservation, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days written notice and will automatically terminate if assigned.

         The Accounting/Pricing Agreement provides that Ziegler is entitled to receive a fee for its accounting services at an annual rate of .03 of 1% of a Portfolio's total assets of $30 million but less than $100 million, .02 of 1% of a Portfolio's total assets of $100 million but less than $250 million and .01 of 1% of a Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per Portfolio per year, plus expenses. The Transfer and Dividend Disbursing Agency Agreement provides that Ziegler is entitled to receive compensation deemed reasonable by the Board of Directors of Principal Preservation for services provided thereunder. The rate of compensation is currently set at $13.50 per account for the

Tax-Exempt, Government and PSE Tech 100 Index Portfolios and $8.50 per account for the S&P 100 Plus, Select Value and Dividend Achievers Portfolios. Principal Preservation also reimburses Ziegler for all out-of-pocket expenses incurred in providing such services. As Transfer and Dividend Disbursing Agent, Ziegler may also collect certain fees from shareholders as disclosed in this Prospectus.

         Firstar Trust Company serves as the custodian of each Portfolio's assets, pursuant to a Custodian Servicing Agreement. The Custodian Serving Agreement provides that Firstar Trust Company is entitled to receive an annual fee set at 1% of the first $500 million of Principal Preservation=s assets and
0.75 of 1% of assets in excess of $500 million.


                                PURCHASING SHARES

GENERAL

         You may buy Class A shares of any of the Portfolios and Class B shares of the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

         Banks, acting as agents for their customers and not for any Portfolio or the Distributor, from time to time may purchase Portfolio shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of the shares of any Portfolio, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Portfolio. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Portfolio. In addition, state securities laws on this issue may differ, and banks and financial institutions may be required to register as dealers pursuant to state law. Investors should be aware that the shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency.

         Principal Preservation will issue share certificates only if you so request in writing, and then only for full shares. You must make a new written request for a share certificate each time you purchase shares. Principal Preservation does not charge a fee to issue a share certificate. You cannot use certain shareholder services, including telephone redemptions and exchanges and any systematic withdrawal, for certificated shares. Before you can redeem, transfer or exchange shares held in certificate form, you must deliver the share certificate to the Transfer Agent in negotiable form (with a signature guarantee). Share certificates may not be available for some retirement accounts.

MINIMUM PURCHASE AMOUNTS

         The Portfolios have established minimum amounts that a person must invest to open an account initially, and to add to the account at later times. The Portfolios have established these minimum investment amounts in order to help control their operating expenses. Each Portfolio incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, the acceptance and maintenance of small shareholder accounts and small additional investments increases a Portfolio's operating expense ratio, and adversely affects its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for each of the Portfolios for various types of investors.


                                                            MINIMUM INITIAL          MINIMUM ADDITIONAL
TYPE OF INVESTOR                                           INVESTMENT AMOUNT         INVESTMENT AMOUNT(1)
----------------                                           -----------------         --------------------
All investors, except special investors listed                  $1,000                        $50
below

IRAs, Keogh plans, self-directed retirement                       $500                        $25
accounts and custodial accounts under the Uniform
Gifts/Transfers to Minors Act (see "Shareholder
Services")

Purchases through  Systematic  Purchase Plans (see                $100                       $100(2)
"Shareholder Services - Systematic Purchase Plan")

---------------------------

(1) There is no minimum additional investment requirement for purchases of shares of any of the Portfolios if: (i) the purchase is made in connection with an exchange from another mutual fund within the Principal Preservation family of funds (see "Redeeming and Exchanging Shares - Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the Principal Preservation family of funds or from various unit investment trusts sponsored by Ziegler; (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.

(2) The minimum subsequent monthly investment under a Systematic Purchase Plan is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING CLASS A SHARES

         Front-End Sales Charge. You may purchase Class A shares of each Portfolio at net asset value plus a maximum front-end sales charge of 3.50% of the public offering price for the Tax-Exempt and Government Portfolios, and 5.25% of the public offering price for the S&P 100 Plus, Dividend Achievers, Select Value and PSE 100 Index Portfolios. The front-end sales charge is reduced or eliminated on certain purchases, as described below.

         The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) and dealer concessions in effect for sales of Class A shares of each of the Portfolios. None of the Portfolios will issue shares for consideration other than cash, except in the case of a bonafide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws. See "Purchase of Shares" in the Statement of Additional Information.



                                                 PUBLIC OFFERING        NET AMOUNT       SELECTED DEALER
                  SIZE OF INVESTMENT                   PRICE             INVESTED        REALLOWANCE(1)
                  ------------------                   -----             --------        --------------
TAX-EXEMPT AND GOVERNMENT PORTFOLIOS:

Less than $25,000                                     3.50%               3.63%                3.00%

$25,000 but less than $50,000                         3.00%               3.09%                2.75%

$50,000 but less than $100,000                        2.50%               2.56%                2.25%

$100,000 but less than $250,000                       2.00%               2.04%                1.75%

$250,000 but less than $500,000                       1.50%               1.52%                1.25%

$500,000 but less than $1,000,000                     1.00%               1.01%                1.00%

$1,000,000 or more                                     None                None                None

                           SHAREHOLDERS AS OF CLOSE OF BUSINESS ON
                                     SEPTEMBER 5, 1997(2)                             OTHER INVESTORS
                           ------------------------------------------- -------------------------------------------
S&P 100 PLUS, SELECT                                                    PERCENT OF
VALUE, DIVIDEND               PUBLIC      PERCENT OF      SELECTED        PUBLIC         NET         SELECTED
ACHIEVERS AND PSE TECH       OFFERING     NET AMOUNT       DEALER        OFFERING      AMOUNT         DEALER
100 INDEX PORTFOLIOS          PRICE        INVESTED    REALLOWANCE(1)     PRICE       INVESTED    REALLOWANCE(1)
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------
Less than $25,000             4.50%         4.71%          4.00%          5.25%         5.54%         4.50%
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

$25,000, but less than        4.50%         4.71%          4.00%          5.00%         5.26%         4.25%
$50,000
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

$50,000, but less than        4.00%         4.17%          3.50%          4.75%         4.98%         4.25%
$100,000
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

$100,000, but less than       3.50%         3.63%          3.00%          3.75%         3.40%         3.25%
$250,000
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

$250,000, but less than       3.00%         3.09%          2.60%          3.00%         3.09%         2.50%
$500,000
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

$500,000, but less than       2.00%         2.04%          1.80%          2.00%         2.04%         1.80%
$1,000,000
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

$1,000,000 or more             None          None          0.50%           None         None          0.50%
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

-----------------

(1) In addition to the Selected Dealer Reallowance shown above, the Distributor may pay an additional commission to participating dealers and other participating financial institutions acting as agent for their customers in an amount up to the difference between the sales charge and the Selected Dealer Reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealers Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

(2) Persons who held shares in any of the S&P 100 Plus, Dividend Achievers, Select Value or PSE Tech 100 Index Portfolios as of the close of business on September 5, 1997 may purchase Class A shares of the Portfolio(s) in which they held such shares at these reduced front-end sales charges through December 31, 1998. After that date, these shareholders will pay the same front-end sales charges for Class A shares as other investors.

         Reduced Front-End Sales Charges. There are several ways to pay a lower sales charge. One is to increase the initial investment to reach a higher discount level. The scale in the table above is applicable to initial purchases of Principal Preservation shares by any "purchaser." The term "purchaser" includes (1) an individual, (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, (4) a pension, profit-sharing, or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code, (5) tax-exempt organizations enumerated in Section 501(c)(3) or
(13) of the Code, (6) employee benefit plans qualified under Section 401 of the Code of a single employer or employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act, or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

         Another way to pay a lower sales charge is for a "purchaser" to add to his investment so that the current offering price value of his shares, plus the new investment, reach a higher discount level. For example, if the current offering price value of the shares held by a shareholder in the Portfolios equals $100,000, the shareholder will pay a reduced sales charge on additional purchases of shares. If the shareholder invested an additional $100,000, the sales charge would be 2.00% in the Government and Tax-Exempt Portfolios on that additional investment and 3.75% in the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios. Your holdings of Class A and Class B shares in all Portfolios which have a sales charge will be aggregated in determining the break-point at which you are entitled to purchase in any Portfolio.

         A third way is for a "purchaser" to sign a non-binding statement of intention to invest $25,000 or more over a 13 month period in any one or combination of Principal Preservation Portfolios which have a sales charge. If the purchases are completed during that period, each purchase will be at a sales charge applicable to the aggregate of the shareholder's intended purchases. Under terms set forth in the statement of intention, shares valued at 5% of the amount of intended purchase are escrowed and will be redeemed to cover the additional sales charge payable if the statement is not completed. Any remaining shares held in escrow will be released to the purchaser. A purchaser will continue to earn dividends and capital gains distributions declared by a Portfolio with respect to shares held in escrow.

         A reduced front-end sales charge is also available on the purchase of Class A shares by members of a qualified group. The sales charge for such persons is calculated by taking into account the aggregate dollar value of shares of all Principal Preservation shares sold subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in "Purchase of Shares" in the Statement of Additional Information.

         Finally, Class A shares may be purchased with a reduced sales charge of
0.50 of 1% by directors of The Ziegler Companies, Inc. who are not also employees of Ziegler.

         To receive the benefit of the reduced sales charge, the shareholder must inform Principal Preservation, Ziegler or the Selected Dealer that the shareholder qualifies for such a discount.

         Purchases Without a Front-End Sales Charge. Class A shares of the Portfolios may be purchased at net asset value (that is, without a front-end sales charge) by various types of purchasers as described below.


$1.0 Million Purchases              Class A shares may be purchased at net asset
                                    value by a purchaser purchasing at least
                                    $1.0 million of shares or the value of whose account at the time of purchase is at least
                                    $1.0 million, provided if the purchase is made through a Selected Dealer who has executed a dealer agreement with Ziegler.
                                    The term "purchaser" has the meaning
                                    described in "Reduced Front-End Sales
                                    Charges," above. The Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested.
                                    All or a part of such payment may be
                                    conditioned on the monies remaining invested with Principal Preservation for a minimum period of time.

Employee Benefit Plans              Any pension, profit sharing or other
                                    employee benefit plan qualified under
                                    Section 401 of the Internal Revenue Code may purchase Class A shares at net asset value.
                                    If such a plan purchases shares of any of the Portfolios through a Selected Dealer, the Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed
                                    0.75 of 1% of the amount invested.

State and Municipal Governments     Class A shares of the Portfolios also may be
and Charities                       purchased at net asset value a without a
                                    sales charge by any state, county or city, or any instrumentality, department, authority or agency thereof, and by any nonprofit organization operated for religious, charitable, scientific, literary, educational or other benevolent purpose which is exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code; provided that any such purchaser must purchase at least
                                    $500,000 of Class A shares, or the value of such purchaser's account at the time of purchase must be at least $500,000.

Investors Transferring From         Class A shares may also be purchased at net
Unrelated Load Funds                asset value when payment for those shares
                                    represents the proceeds from the redemption of shares of another mutual fund which charges a sales charge and which is not part of Principal Preservation. A purchase of shares of Principal Preservation may be made at net asset value under this provision regardless of whether the sales charge was paid on the shares redeemed in the unrelated fund. However, the redemption of those shares must have occurred no more than 90 days prior to the purchase of shares of Principal Preservation. The Distributor may make a payment or payments, out of its own funds, to Selected Dealers effecting such exchanges, in an amount not to exceed 0.50 of 1% of the amount invested. All or a part of such payment may be conditioned upon the monies remaining invested with Principal
                                    Preservation for a minimum period of time.


Persons Associated with             Class A shares may be purchased at net
Principal Preservation and Its      asset value by: Directors and officers of
Service Providers                   Principal Preservation (including shares
                                    purchased jointly with or individually by
                                    any such person's spouse and shares
                                    purchased by any such person's children or
                                    grandchildren under age 21); employees of
                                    Ziegler, Selected Dealers and Skyline, and
                                    the trustee or custodian under any pension
                                    or profit-sharing plan established for the
                                    benefit of the employees of any of the
                                    foregoing. The term "employee" includes an
                                    employee's spouse (including the surviving
                                    spouse of a deceased employee), parents
                                    (including step-parents and in-laws),
                                    children, grandchildren under age 21,
                                    siblings, and retired employees.

Reinvestments of Distributions     Class A shares may be purchased without a
From Principal Preservation        sales charge upon the reinvestment of
Mutual Funds and Other Investment  distributions from any Principal Preservation
Vehicles Sponsored by Ziegler      mutual fund, or investment of distributions
                                   from various unit investment trusts sponsored by Ziegler; the reinvestment of principal or interest payments on bonds issued by Ziegler
                                   Mortgage Securities, Inc. II; or the
                                   reinvestment of interest payments on bonds underwritten by Ziegler.

Purchases Through Certain          Class A shares may be purchased without a
Investment Programs                sales charge through an asset allocation
                                   program, wrap fee program or similar program of services offered or administered by a broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by Ziegler. You should read the program materials provided by the service provider, including information related to fees, in conjunction with this Prospectus. Certain features of a Portfolio may not be available or may be modified in connection with the program of services. When shares are purchased this way, the service provider, rather than you as the service provider=s customer, may be the shareholder of record for the shares. The service provider may charge fees of its own in connection with your participation in the program of services. Certain service providers may receive compensation from
                                   Principal Preservation and/or Ziegler for providing such services.

Reinvestment Privilege             If you redeem Class A shares, you may
                                   reinvest all or part of the redemption
                                   proceeds in Class A shares of the same
                                   Portfolio, without a front-end sales charge, if you send written notice to Principal
                                   Preservation or the Transfer Agent not more than 90 days after the shares are redeemed.
                                   Your redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

PURCHASING CLASS B SHARES

         General. You may purchase Class B Shares of any of the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lessor of the current net asset value or original cost) if you redeem your Class B shares within six years after purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Portfolio on your Class B shares. To reduce your cost, when you redeem shares in a Portfolio, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains), if any, or shares with the lowest contingent deferred sales charge. The contingent deferred sales charge is waived upon redemption of shares following the death or disability of a shareholder or for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans or to meet certain retirement plan requirements.

         Contingent Deferred Sales Charge. The table below shows the contingent deferred sales charge applicable to Class B shares of the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios based on how long you hold the shares before redeeming them. The percentages reflected in the table are based on the lessor of the net asset value of your Class B shares at the time of purchase or at the time of redemption.


HOLDING                                        CONTINGENT DEFERRED SALES CHARGE
-------                                        --------------------------------
1 Year or less                                               5.00%

More than 1 Year, but less than 3 Years                      4.00%

3 Years, but less than 4 Years                               3.00%

4 Years, but less than 5 Years                               2.00%

5 Years, but less than 6 Years                               1.00%

6 Years or More(1)                                           None

-------------------------

(1) Class B shares convert to Class A shares automatically after eight years.

         Selected Dealers who sell Class B shares of a Portfolio receive a commission from Ziegler in an amount equal to 4.00% of the net asset value of the shares sold.

METHODS FOR PURCHASING SHARES

         All purchases must be in U.S. dollars and your check must be drawn on a U.S. bank. Principal Preservation will not accept cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. When you buy shares by any type of check, wire transfer or automatic investment purchase, you may not be able to redeem the shares for fifteen days or until your check has cleared, whichever is later. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by Principal Preservation.

         Your order for the purchase of shares will be deemed to have been received when it is physically received by the Transfer Agent, the Distributor, a Selected Dealer or certain other financial services firms that have entered into an agreement with Principal Preservation appointing the firm as an agent of Principal Preservation for the purpose of accepting share purchase and redemption orders. Such financial services firms are authorized under this agreement to designate other intermediaries to accept share purchase and redemption orders on their behalf. If your purchase order is received prior to the close of trading on the New York Stock Exchange, it will be invested at the net asset value computed for the relevant Portfolio on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested at the net asset value determined for the relevant Portfolio as of the close of trading on the New York Stock Exchange on the next business day.

         The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

                                                                                           TO ADD TO
METHOD OF PURCHASE                      TO OPEN A NEW ACCOUNT                         AN EXISTING ACCOUNT
---------------------------------------------------------------------------------------------------------------------
BY   MAIL   OR    PERSONAL  1.       Complete   the  Account   Application  1.       Complete     the     Additional
DELIVERY                             included in this prospectus.                    Investment  form  included with
                                                                                     your     account     statement.
Personally    deliver   or  2.       Make  your   check  or  money   order           Alternatively,  you may write a
send  by  First  Class  or           payable to: "Principal Preservation."           note  indicating  your  account
Express  Mail  or  Private                                                           number.
Delivery Service to:                 Note:  The  amount  of your  purchase
                                     must  meet  the  applicable   minimum  2.       Make  your  check   payable  to
Principal Preservation               initial   investment   account.   See           "Principal Preservation."
215 N. Main Street                   "Purchasing    Shares - Minimum
West Bend WI 53095                   Purchase Amounts."                     3.       Personally  deliver or mail the
                                                                                     Additional  Investment Form (or
                            3.       Personally   deliver   or  mail   the           note)  and your  check or money
                                     completed  Account   Application  and           order.
                                     your check or money order.
---------------------------------------------------------------------------------------------------------------------

AUTOMATICALLY               Not Applicable                                  USE  ONE  OF  PRINCIPAL   PRESERVATION'S
                                                                            AUTOMATIC INVESTMENT  PROGRAMS.  Sign up
                                                                            for  these  services  when you open your
                                                                            account,   or  call  1-800-826-4600  for
                                                                            instructions  on how to add them to your
                                                                            existing account.

                                                                            SYSTEMATIC     PURCHASE    PLAN.    Make
                                                                            regular,   systematic  investments  into
                                                                            your Principal  Preservation  account(s)
                                                                            from   your   bank   checking   or   NOW
                                                                            account.  See  "Shareholder  Services  -
                                                                            Systematic Purchase Plan."

                                                                            AUTOMATIC     DIVIDEND     REINVESTMENT.
                                                                            Unless  you  choose  otherwise,  all  of
                                                                            your    dividends   and   capital   gain
                                                                            distributions   automatically   will  be
                                                                            reinvested   in   additional   Portfolio
                                                                            shares.  You  also  may  elect  to  have
                                                                            your    dividends   and   capital   gain
                                                                            distributions  automatically invested in
                                                                            shares     of     another      Principal
                                                                            Preservation mutual fund.

---------------------------------------------------------------------------------------------------------------------

TELEPHONE                   BY EXCHANGE                                     BY EXCHANGE

1-800-926-4600              Call to establish a new account by  exchanging  Add to an  account by  exchanging  funds
                            funds from an existing Principal  Preservation  from  another   Principal   Preservation
                            account.   See   "Redeeming   and   Exchanging  account.  See  "Redeeming and Exchanging
                            Shares - Exchanging Shares."                    Shares - Exchanging Shares."
====================================================================================================================

                                                                                           TO ADD TO
METHOD OF PURCHASE                      TO OPEN A NEW ACCOUNT                         AN EXISTING ACCOUNT

---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES          You may purchase shares in a                   Portfolio You may purchase additional shares in a
FIRMS                       through a broker-dealer or other financial     Portfolio through a broker-dealer or
                            service firm that may charge a transaction     other financial services firm that may
                            fee.                                           charge a transaction fee.

                            Principal Preservation may accept requests to  Principal Preservation may accept
                            purchase shares into a broker-dealer street    requests to purchase additional shares
                            name account only from the broker-dealer.      into a broker-dealer street name
                                                                           account only from the broker-dealer.
====================================================================================================================


                         REDEEMING AND EXCHANGING SHARES

GENERAL

         You may have any or all of your shares redeemed as described below on any day Principal Preservation is open for business. Class A shares will be redeemed at net asset value. Class B shares will be redeemed at net asset value, less the amount of the remaining contingent deferred sales charge, if any, depending on how long you have held the shares. If your redemption order is received prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

REDEMPTIONS

         The following table describes different ways that you may redeem your shares, and the steps you should follow.



METHOD                             STEPS TO FOLLOW
------                             ---------------
BY TELEPHONE                       If you have completed the Telephone
1-800-862-4600                     Redemption Authorization  and signature
                                   guarantee sections of the Account
                                   Application, you may redeem shares by
                                   calling Principal Preservation. If you did
                                   not sign up for telephone redemptions when
                                   you opened your account and would like to do
                                   so, call, write or stop into Principal
                                   Preservation=s offices and request,
                                   complete, sign and return a Telephone
                                   Redemption Authorization Form.


METHOD                             STEPS TO FOLLOW
------                             ---------------
                                   Please note: You may not redeem shares by
                                   telephone if you hold stock certificates for
                                   those shares. Additionally, shares paid for
                                   by personal, corporate, or government check
                                   cannot normally be redeemed before the 15th
                                   day after the purchase date or until the
                                   check clears.

BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:

Address to:
----------
Principal Preservation                 -    A written request for redemption
215 N. Main Street                          signed by the registered
West Bend WI 53095                          owner(s) of the shares, exactly as
                                            the account is registered,
                                            together with the shareholder's
                                            account number;

                                       -    The certificates for the shares
                                            being redeemed, if any;

                                       -    Any required signature guarantees
                                            (see "Other Information about
                                            Redemptions" below); and

                                       -    Any additional documents which might
                                            be required for redemptions by
                                            corporations, executors,
                                            administrators, trustees, guardians,
                                            or other similar entities.

                                   The Transfer Agent will redeem shares when it has received all necessary documents. You will be notified promptly by the Transfer
                                   Agent if your redemption request cannot be accepted. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL PLAN         You can set up an automatic systematic
                                   withdrawal plan from any of your Principal
                                   Preservation accounts. To establish
                                   the systematic withdrawal plan, complete the
                                   appropriate section of the Account
                                   Application or call, write or stop by
                                   Principal Preservation and request a
                                   Systematic Withdrawal Plan Application Form
                                   and complete, sign and return the Form to
                                   Principal Preservation. See "Shareholder
                                   Services - Systematic Withdrawal Plan."


METHOD                             STEPS TO FOLLOW
------                             ---------------
FINANCIAL SERVICES FIRMS           You also may redeem shares through
                                   broker-dealers, financial advisory
                                   firms and other financial institutions, which
                                   may charge a commission or other transaction
                                   fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

         You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

<CATPION>
METHOD                             STEPS TO FOLLOW
------                             ---------------
BY MAIL                            The Transfer Agent mails checks for
                                   redemption proceeds typically within one or
                                   two days, but not later than seven days,
                                   after it receives the request and all
                                   necessary documents. There is no charge for
                                   this service.

BY WIRE                            The Transfer Agent will normally wire
                                   redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer
                                   Agent currently deducts a $7.50 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

         Telephone Redemptions. By establishing the telephone redemption service, you authorize Ziegler, as Principal Preservation's transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by establishing the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, Principal Preservation, or any of their employees fails to abide by these procedures, Principal Preservation may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the

Transfer Agent, Principal Preservation or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

         Signature Guarantees. To protect you, the Transfer Agent and Principal Preservation from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on Principal Preservation's records; (2) any redemptions by mail which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) authorizations to redeem by telephone; and (5) requests to transfer the registration of shares to another owner. These requirements may be waived by Principal Preservation in certain instances.

         The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature.

         Closing Small Accounts. If, due to redemption, your account in a Portfolio drops below $500 for three months or more, the Portfolio has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

         Suspension of Redemptions. Principal Preservation may suspend the right to redeem shares of one or more of the Portfolios for any period during which:
(1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Portfolio(s) to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Portfolio(s).

         Redemptions In Other Than Cash. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of Principal Preservation, make it undesirable for a Portfolio to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of a Portfolio. However, the Portfolios have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Portfolio's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.

EXCHANGING SHARES

         General Information. Subject to compliance with applicable minimum investment requirements, shares of any Principal Preservation mutual fund (including any of the Portfolios) may be exchanged for shares of the same Class of any other Principal Preservation mutual fund in any state where the exchange legally may be made. Additionally, Class A shares of any Principal Preservation mutual fund (including any of the Portfolios) may be exchanged for Class X (Retail Class) shares of the Cash Reserve Portfolio, and vice versa. Before engaging in any exchange, you should obtain from Principal Preservation and read the current prospectus for the mutual fund into which you intend to exchange. Principal Preservation charges a $5.00 administrative fee for all exchanges.

         An exchange of shares is considered a redemption of the shares of the Principal Preservation mutual fund from which you are exchanging, and a purchase of shares of the Principal Preservation mutual fund into which you are exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

         Sales Charges Applicable to Exchanges. If the exchange involves Class A shares, the standard front-end sales charge applicable to purchases of Class A shares of the Principal Preservation mutual fund into which the exchange is being made (as disclosed in the then current prospectus for that Principal Preservation mutual fund) will be charged in connection with the exchange, less any front-end sales charge previously paid by the shareholder with respect to the shares being exchanged, if any. For example, if you were exchanging Class A shares of the Tax-Exempt Portfolio for Class A shares of the S&P 100 Plus Portfolio, you would pay a front-end sales charge on the exchange in an amount equal to the difference between: (a) the front-end sales charge you paid when you purchased your S&P 100 Plus Portfolio shares (a maximum of 5.25%); minus (b) the front-end sales charge applicable to your purchase of Class A shares of the Tax-Exempt Portfolio (a maximum of 3.50%), or a maximum of 1.75%. However, if the shares you are exchanging represent an investment held for at least six months in any one or more Principal Preservation mutual funds (other than the Cash Reserve Portfolio), then Principal Preservation will not charge any additional front-end sales charge in connection with the exchange.

         You may exchange Class B shares in a Portfolio only for Class B shares of another Portfolio. You will not pay a contingent deferred sales charge on any such exchange.

However, the new Class B shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B shares you are exchanging.

         Rules and Requirements for Exchanges. In order to effect an exchange on a particular business day, Principal Preservation must receive an exchange order in good form no later than 3:00 p.m. Eastern Time. Principal Preservation may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days, prior notice of any change at adversely affects their rights under this exchange privilege.

         An excessive number of exchanges may be disadvantageous to Principal Preservation. Therefore, Principal Preservation reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any twelve consecutive month period or who makes more than one exchange during any calendar quarter.

         The following additional rules and requirements apply to all exchanges:

         - The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class A shares of any Portfolio may be exchanged for Class X shares of the Cash Reserve Portfolio and vice versa.

         - The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

         - The amount of your exchange must meet the minimum initial or minimum additional investment amount of the Principal Preservation mutual fund into which you are exchanging.

         - If the shares being exchanged are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

         Methods for Exchanging Shares. Set forth below is a description of the different ways you can exchange shares of Principal Preservation mutual funds and procedures you should follow when doing so.

METHOD                             STEPS TO FOLLOW
------                             ---------------
BY MAIL OR PERSONAL DELIVERY       Complete, sign and deliver to Principal
                                   Preservation an Exchange Authorization Form
Personally deliver or send by      to Principal Preservation.  You may request a
first class or express mail or     form from Principal Preservation by calling
private delivery addressed to:     us at 1-800-826-4600, by mail or by stopping
                                   in at the address shown at the left.

                                   Please Note:  Principal Preservation must
                                   receive your exchange order no later than
                                   3:00 p.m. in order to effect an exchange on
Principal Preservation,  215  N.   that business day.
Main Street, West Bend, WI
53095

BY TELEPHONE                       Sign up for telephone exchange services when
                                   you open your account. To add the telephone
1-800-826-4600                     exchange option to your account, call for a
                                   Telephone Exchange Authorization form.

                                   Call Principal Preservation to order the desired exchange and, if required, to establish a new account for the Principal
                                   Preservation mutual fund into which you wish to exchange.

                                   Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS           You may exchange shares through a
                                   broker-dealer or other financial services
                                   firm, which may charge a transaction fee.

                              SHAREHOLDER SERVICES

         Principal Preservation offers a number of shareholder services designed to facilitate investment in Portfolio shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling Principal Preservation at 1-800-826-4600.

         Systematic Purchase Plan. A Systematic Purchase Plan ("SPP") may be established at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is further reduced to $25. The minimum subsequent investment is also reduced to $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of Principal Preservation shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors pre-authorized debits of a selected amount drawn on your account each month and applied to the purchase of Principal Preservation shares. The SPP can be implemented with any financial institution that will accept the debits. There is no service fee for participating in the SPP. An application and instructions on establishing the SPP are available from your registered representative, the Distributor or Principal Preservation.

         Systematic Withdrawal Plan. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in a single Portfolio (except no such minimum applies for distributions from an IRA). The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to Principal Preservation or the Transfer Agent.

         Reinvestment of Distributions or Interest Payments. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of Principal Preservation by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

         Tax-Sheltered Retirement Plans. Shares of the Portfolios are available for purchase in connection with the following tax-sheltered plans: (1) Individual Retirement Accounts (including Education IRAs, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) Plans; and (4) 403(b) Plans for employees of most nonprofit organizations. Detailed information concerning these plans and prototypes of these plans and other information are available from the Distributor. They should be carefully reviewed and considered with your tax or financial adviser. IRA investors do not receive the benefits of long-term capital gains treatment when funds are distributed from their account.

         For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

                   DETERMINATION OF NET ASSET VALUE PER SHARE

         Net asset value per share of each Portfolio is determined by adding up the total value of the Portfolio's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Portfolio. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange"). The calculation is as of the close of regular trading on the Exchange (4:00 p.m. Eastern time) for the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios, 2:30 p.m. Eastern time for the Tax-Exempt Portfolio, and 3:00 p.m. Eastern time for the Government Portfolio.


            DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

         Dividends from net investment income will be declared daily and paid monthly in the Government and Tax-Exempt Portfolios, and will be declared and paid quarterly in the S&P 100 Plus, Select Value, Dividend Achievers and PSE Tech 100 Index Portfolios. Dividends may be taken in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other Principal Preservation portfolio for which you have an account. The investment occurs on the same day as the dividend distribution date. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, they will be automatically reinvested in additional shares of the relevant Portfolio.

         Capital gains distributions, if any, in all Portfolios will be declared annually and normally will be paid within 45 days after the end of the fiscal year.


                                   TAX STATUS

         Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In order to so qualify, each Portfolio must satisfy a number of requirements, including the requirement that at least 90% of the Portfolio's gross income be derived from dividends, interest and gains from the sale or other disposition of stock or other securities. In determining these gross income requirements, a loss from the sale or other disposition of securities does not enter into the computation.

         Each Portfolio will distribute substantially all of its net income and capital gains. Regulated investment companies, in most instances, pay a nondeductible four percent excise tax on the amount, if any, by which actual distributions of investment income and capital gains are less than distributions required by the Code. Principal Preservation intends to make distributions in a manner which will avoid the excise tax. The federal income tax status of all distributions will be reported to shareholders annually. That part of the Tax-Exempt Portfolio's net investment income which is attributable to interest from tax-exempt securities and which is distributed to shareholders will be designated as an "exempt-interest dividend" under the Code. A Portfolio's distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January each year are taxable as if paid on December 31 of the earlier year.

         The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority which vary with respect to the taxation of such dividend income. It is possible that some states will exempt from tax that portion of the exempt-interest dividend which represents interest received by the Tax-Exempt Portfolio on that state's securities. Therefore, the Tax-Exempt Portfolio will report annually to its shareholders the percentage of interest income received on a state-by-state basis. You should consult with your tax adviser regarding the extent, if any, to which exempt-interest dividends are exempt under state laws applicable to your dividend distributions.

         A portion of the net investment income of the Government, S&P 100 Plus, Dividend Achievers and PSE Tech 100 Index Portfolios will qualify for the 70% dividends received deduction for corporations.

         Each series of a series company, such as Principal Preservation, is treated as a separate entity for federal income tax purposes so that the net realized capital gains and losses of Principal Preservation's separate portfolios are not combined.

         The foregoing is only a summary of some of the more important tax considerations generally affecting the Portfolios and their shareholders. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax advisor with specific reference to your own tax situation.

                              DESCRIPTION OF SHARES

         The authorized common stock of Principal Preservation consists of one billion shares, par value of $0.001 per share. The shares of Principal Preservation are presently divided into eight series: Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Wisconsin Tax-Exempt Portfolio and Cash Reserve Portfolio, consisting of 50 million shares in each of the first six Portfolios and 400 million in the Cash Reserve Portfolio. The Tax-Exempt and Government Portfolios offer only Class A shares. Shares of the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios are divided into Class A shares and Class B shares. Shares of the Cash Reserve Portfolio also are divided into two separate classes, Class X Common Stock (the Retail Class) and Class Y Common Stock (the Institutional Class), consisting of 200 million shares each. The Board of Directors of Principal Preservation may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

         Each Portfolio's Classes of shares represent interests in the assets of the Portfolio and have identical dividend, liquidation and other rights. The separate share Classes have the same terms and conditions, except each Class within a Portfolio bears its separate distribution and shareholder servicing expenses. At the discretion of Principal Preservation's Board of Directors, each class may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio=s assets, if each class incurs the expenses in different amounts, or if a class receives services of a different kind or to a different degree than the other class within the relevant Portfolio. Each Portfolio allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asst value of the particular Portfolio.

         Each share of Principal Preservation, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

         Each share of Principal Preservation has one vote on each matter presented to shareholders. All shares of Principal Preservation vote together on matters that affect all shareholders uniformly, such as in the election of directors. On matters affecting an individual series (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that Class), a separate vote by the shareholders of that Class of shares is required. Shares of a series or class are not entitled to vote on any matter not that does not affect it.

         As used in the Prospectus, the phrase "majority vote" of the outstanding shares of a Class, Portfolio or Principal Preservation means the vote of the lesser of: (1) 67% of the shares of the Class, Portfolio or Principal Preservation, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Class, Portfolio or Principal Preservation, as the case may be.

         As a Maryland corporation, Principal Preservation is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between Principal Preservation and the broker.

         Allocation of transactions, including their frequency, to various dealers is determined by the Advisors in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Principal Preservation may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution.


                              DISTRIBUTION EXPENSES

         In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, each Portfolio is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. The Plan permits payments to be made by each Portfolio to the Distributor to reimburse it for expenditures incurred by it in connection with the distribution of each Portfolio's shares to investors. These payments include, but are not limited to, payments to selling representatives or brokers as a service fee, advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of each of the Portfolios. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Portfolio's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

         Under the Plan, each Portfolio assesses a service fee of up to 0.25 of 1% of the Portfolio's average daily net assets for both Class A and Class B shares. This shareholder servicing fee is used to compensate the Distributor for certain shareholder services. In addition, the Portfolios that offer Class B shares assess a distribution fee of 0.75 of 1% of the portion of the Portfolio=s average daily net assets represented by its Class B shares. This distribution fee may not be reduced unless the 0.25 of 1% service fee on Class B shares is first eliminated. Class B shares automatically convert to Class A shares eight years after purchase, after which time the shares no longer are subject to this distribution fee but, like all other Class A shares, remain subject to the service fee.

         The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of any of the Advisors. For further information regarding the Plan, see "Distribution Expenses" in the Statement of Additional Information.


                                OTHER INFORMATION

        Transfer and Dividend Disbursing Agent. B.C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin 53095, acts as Transfer and Dividend Disbursing Agent.

         Shareholder Statements and Reports. Shareholders receive confirmations at least quarterly regarding their transactions and reports at least semiannually setting forth various financial and other information related to the Portfolios.

        Shareholder Inquiries. Shareholder inquiries may be directed to Principal Preservation at 215 North Main Street, West Bend, Wisconsin 53095; or by telephone at (800) 826-4600.

        Performance Information. From time to time the Portfolios may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in that Portfolio over a one month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of a Portfolio refers to the average annual total return for one, five and ten year periods (or so much thereof as a Portfolio has been in existence). Total return is the change in redemption value of shares purchased with an initial $10,000 investment, assuming the reinvestment of dividends and capital gains distributions, after giving effect to the maximum applicable sales charge. In addition, the Tax-Exempt Portfolio may advertise its "tax equivalent yield," which is computed by dividing that portion of the Portfolio's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the Portfolios and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Further information is contained in the Statement of Additional Information.

        Portfolio Rating. From time to time the Portfolios may obtain and use a rating from a nationally recognized statistical rating organization. For a description of such ratings, see "Portfolio Ratings" in the Statement of Additional Information.

                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.

               TERMS AND CONDITIONS OF GENERAL APPLICATION FORM

                            ADDITIONAL INVESTMENTS


         After a Shareholder account is established, additional investments in the amount of $50 or more ($25 or more for IRAs, Keogh Plans, Self-Directed Retirement Plan Accounts, and Custodial Accounts under the Uniform Gifts/Transfers to Minors Act) may be made to that existing account at any time. Additional investments will be applied to the purchase of full and fractional shares of the specified Portfolio at the public offering price. These investments should be accompanied by an investment transmittal stub (attached to any previously received shareholder confirmation) and mailed directly to B.C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin 53095 (the Transfer Agent). Additional investments can also be made through your dealer.


             INFORMATION PERTAINING TO THE STATEMENT OF INTENTION

         Subject to conditions specified below, each purchase during the 13-month period subsequent to the effective date of this application will be made at the public offering price applicable to a single transaction of the dollar amount indicated, as described in the then effective Prospectus. The offering price may be further reduced under the Combined Purchase and Cumulative Investment Privilege if the Transfer Agent is advised of any shares previously purchased and still owned. You understand that you may, at any time during the period, revise upward your stated intention by submitting a written request to that effect. Such revision shall provide for the escrowing of additional shares. The original period of the Statement, however, shall remain unchanged. Each separate purchase made pursuant to the Statement is subject to the terms and conditions contained in the Prospectus in effect at the time of that particular purchase. It is understood that you make no commitment to purchase shares, but that if purchases so made within 13 months from this date do not aggregate the amount specified, you will pay the increased amounts of sales charge prescribed in the terms of escrow. You or your dealer must refer to this Statement of Intention in placing each future order for shares while this Statement is in effect. It is understood that when remitting funds directly to the Transfer Agent for investment in your account, specific reference must be made to this Statement. This cancels and supersedes any previous instructions which you may have given inconsistent with the above. You have received a copy of the current Prospectus to which this application relates.

TERMS OF ESCROW TO THE STATEMENT OF INTENTION

         1. To assure compliance with provisions of the Investment Company Act of 1940, out of the initial purchase (or subsequent purchase if necessary) 5% of the dollar amount indicated on the reverse side hereof will be held in escrow in the form of shares (computed to the nearest full share at the applicable public offering price) registered in your name. These shares will be held by the Transfer Agent and be subject to the terms of escrow.

         2. If total purchases pursuant to this Statement equal the amount of the specified expected aggregate purchase, escrow shares will be released from restriction and be deposited to your account.

         3. If the total purchases pursuant to this Statement are less than the amount specified, you shall remit to the Dealer an amount equal to the difference between the dollar amount of sales charge actually paid and the amount of sales charge which would have been paid on the total purchases if all such purchases had been made at a single time. If the Distributor or the dealer, within 10 business days after request, does not receive this amount, they will instruct the Transfer Agent to redeem an appropriate number of escrow shares to realize such difference. If the proceeds from this redemption are inadequate, you will be liable to the Distributor or the dealer for the difference. The remaining shares after the redemption will be deposited to your account unless otherwise instructed.

         4. You hereby irrevocably constitute and appoint the Transfer Agent as attorney to surrender for redemption any or all shares on the books of Principal Preservation, under the conditions previously outlined, with full power of substitutions in the premises.

         5. Any dividends and capital gain distributions declared by Principal Preservation with respect to escrowed shares will be added to the escrow account.


            COMBINED PURCHASE AND CUMULATIVE INVESTMENT PRIVILEGE

         Shares may be purchased at the offering price applicable to the total of (a) dollar amount then being purchased plus (b) an amount equal to the value of the combined holdings of all series of Principal Preservation that have a sales charge of (1) an individual; (2) an individual, his spouse and their children under the age of 21 purchasing securities for his or their own account;
(3) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account; (4) a pension, profit sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code (the "Code"); (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (6) employee benefit plans qualified under Section 401 of the Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Securities Act of 1933, as amended; or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order for this cumulative quantity discount to be made available, the shareholder or his securities dealer must notify B.C. Ziegler and Company of the total holdings in all series of Principal Preservation each time an order is placed.


                            TELEPHONE REDEMPTIONS

         If you elect to redeem by telephone, a signature guarantee must be included with the application. This authorizes and directs Principal Preservation and the Transfer Agent, acting as your attorneys-in-fact, to redeem any or all shares of Principal Preservation pursuant to instructions received by telephone from you or any other person and to wire the proceeds to the bank account designated in your application. You agree that any telephone instructions may be recorded.


                             DEALER AUTHORIZATION

         The dealer, in signing the Authorization, authorizes B.C. Ziegler and Company, as its agent and on its behalf, to purchase from time to time shares of Principal Preservation necessary for the shareholder who has signed the Authorization. B.C. Ziegler and Company is authorized and directed where necessary to cause the shares to be transferred to the name of the shareholder on the books of Principal Preservation to retain and to account to the dealer for the dealer's sales charge due on each purchase, to confirm each direct sale to the shareholder on behalf of the dealer, and to transmit to the shareholder each new Prospectus of Principal Preservation or supplement thereto delivered to it for that purpose. The dealer guarantees the genuineness of the signature(s) on the Authorization and represents that each person who has signed the Authorization is of legal age and not under legal disability. The dealer also represents that it is a duly licensed and registered dealer and that it may lawfully sell the specified securities in the state designated as the investor's mailing address. It further represents, if the sale has been made within the United States, that it is a member of the NASD and has entered into a soliciting dealer agreement with B.C. Ziegler and Company with respect to such shares.


        TERMS AND CONDITIONS FOR ESTABLISHING SYSTEMATIC PURCHASE PLAN

         1. OPENING A SYSTEMATIC PURCHASE PLAN ("SPP"). An SPP may be established at any time by submitting the information requested above to the Transfer Agent. Depending on the date you elect to have automatic investments made, the SPP may take up to 30 days to commence after receipt of the SPP request by the Transfer Agent. There is a minimum initial investment of $100.00 for accounts opened under the SPP, and for subsequent investments ($50 or more for IRAs, Keogh Plans, Self-Directed Retirement Plan Accounts, and Custodial Accounts under the Uniform Gifts/Transfers to Minors Act, until your account balance reaches

$500, after which investments can be made in increments of $25 or more). The additional investment amount drops to $50 for SPP participants whose accounts exceed $1,000.

         2. INVESTMENTS. Principal Preservation shall collect the amount specified from your account at the designated financial institution as hereby authorized, debiting such account to its own order. Other than the sales charge, there are no service fees for participation in the SPP. Principal Preservation shall treat each deposit as if it were made by you directly.

         3. TERMINATION. The privilege of making deposits under this service may be revoked by Principal Preservation without prior notice if any debit is not paid upon presentation. Principal Preservation shall be under no obligation to notify you of the non-payment and Principal Preservation shall have no liability whatsoever with respect thereto. You may discontinue the SPP by written notice to the Transfer Agent which is received at least ten business days prior to the collection date or the SPP may be discontinued at any time by Principal Preservation upon 30 days written notice prior to any collection date.

         4. CHANGES IN ACCOUNT. In order to continue participation in the SPP, you must notify the Transfer Agent in writing of changes in your account. A "Voided" check reflecting the change of account must be attached to the written notification.

         5. AVAILABILITY. The SPP is available only through financial institutions that have agreed to participate in such plans and may not be available to residents of certain states.

                              TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
COVER PAGE................................................................     1
OVERVIEW .................................................................     4
TAX-EXEMPT PORTFOLIO......................................................     8
GOVERNMENT PORTFOLIO......................................................    12
S&P 100 PLUS PORTFOLIO....................................................    16
DIVIDEND ACHIEVERS PORTFOLIO..............................................    21
SELECT VALUE PORTFOLIO....................................................    26
PSE TECH 100 INDEX PORTFOLIO..............................................    31
ADDITIONAL INVESTMENT PRACTICES AND RISKS.................................    36
INVESTMENT RESTRICTIONS...................................................    45
MANAGEMENT................................................................    46
PURCHASING SHARES.........................................................    49
REDEEMING AND EXCHANGING SHARES...........................................    60
SHAREHOLDER SERVICES......................................................    66
DETERMINATION OF NET ASSET VALUE PER SHARE................................    68
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS..................    68
TAX STATUS................................................................    68
DESCRIPTION OF SHARES.....................................................    69
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................    71
DISTRIBUTION EXPENSES.....................................................    71
OTHER INFORMATION.........................................................    72

PRINCIPAL PRESERVATION PORTFOLIOS, INC.

         215 North Main Street
         West Bend, Wisconsin 53095

INVESTMENT ADVISORS

         Ziegler Asset Management, Inc.
         215 North Main Street
         West Bend, Wisconsin 53095

         Skyline Asset Management, L.P.
         (Sub-Advisor to Select Value Portfolio)
         311 South Wacker Drive
         Suite 4500
         Chicago, Illinois 60606

DISTRIBUTOR, ACCOUNTING/PRICING AGENT, AND
TRANSFER AND DIVIDEND DISBURSING AGENT

         B.C. Ziegler and Company
         215 North Main Street
         West Bend, Wisconsin 53095

CUSTODIAN

         Firstar Trust Company
         777 East Wisconsin Avenue
         Milwaukee, WI 53202

COUNSEL

         Quarles & Brady
         411 East Wisconsin Avenue
         Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP
         100 East Wisconsin Avenue
         Milwaukee, Wisconsin 53202

                                  APPENDIX A

                      COMPOSITION OF THE S&P 100 INDEX*

                          (As of December 31, 1998)


[to be provided]

                                  APPENDIX B

                   COMPOSITION OF THE PSE TECHNOLOGY INDEX

                          (As of December 31, 1998)

STATEMENT OF ADDITIONAL INFORMATION

  DATED JUNE 1, 1998

PRINCIPAL PRESERVATION PORTFOLIOS, INC.
215 North Main Street
West Bend, Wisconsin  53095
800-826-4600

         Six portfolios (the "Portfolios") of the Principal Preservation Portfolios, Inc. ("Principal Preservation") family of funds are described in this Statement of Additional Information and the Prospectus to which it relates: the Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio, Divided Achievers Portfolio, Select Value Portfolio, and PSE Tech 100 Index Portfolio.


         Class A shares are available for all six of the Portfolios. Class B shares are available for all Portfolios, except the Tax-Exempt and Government Portfolios. Each Portfolio has distinct investment objectives and policies, and there can be no assurance that these investment objectives will be achieved. Each shareholder's interest is limited to the particular Portfolio in which their shares are owned.


                       -----------------------------------
                       Statement of Additional Information
                       -----------------------------------


         Shares may be purchased, and a prospectus may be obtained, directly from the Distributor, 215 North Main Street, West Bend, Wisconsin 53095, telephone 800-826-4600, or from Selected Dealers (see the Prospectus dated June 1, 1998 for more complete information, including an account application.) This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed thereto in the Prospectus.



                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
STATEMENT OF ADDITIONAL INFORMATION ...................................     1

INVESTMENT PROGRAM ....................................................     2

INVESTMENT RESTRICTIONS ...............................................    16

INDUSTRY CONCENTRATION FACTORS ........................................    23

PERFORMANCE INFORMATION ..............................................     30

                                                                          PAGE
                                                                          ----
DETERMINATION OF NET ASSET VALUE PER SHARE ...........................     35

PURCHASE OF SHARES ...................................................     36

TAX STATUS ...........................................................     37

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................     39

PORTFOLIO TRANSACTIONS AND BROKERAGE .................................     39

DISTRIBUTION EXPENSES ................................................     40

CUSTODIAN ............................................................     43

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS ...........................     43

EXPERTS ..............................................................     43

PORTFOLIO RATINGS ....................................................     43

DESCRIPTION OF RATINGS OF CERTAIN SECURITIES .........................     44

FINANCIAL STATEMENTS .................................................     51



                               INVESTMENT PROGRAM

         The Prospectus describes the investment objectives and policies of each Portfolio. Certain instruments and techniques discussed in the Prospectus are described in greater detail below.

Information Regarding Tax-Exempt Investments

         Before investing in a particular Portfolio, an investor may wish to determine which investment -- tax-free or taxable -- will provide a higher after-tax return. To make such a comparison, the yields should be viewed on a comparable basis. The table below illustrates, at the tax brackets provided in the Internal Revenue Code of 1986, as amended, the yield an investor would have to obtain from taxable investments to equal tax-free yields ranging from 6% to 9%. An investor can determine from the following table the taxable return necessary to match the yield from a tax-free investment by locating the tax bracket applicable to the investor, and then reading across to the yield column which is closest to the yield applicable to the investor's investment. This presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

                          TAX-FREE V. TAXABLE INCOME



                                                           Assumed Tax-Free Yields
Taxable Income                                                  6.00%        6.50%         7.00%         7.50%        8.00%
--------------------------------------------               ----------- ------------ ------------- ------------- ------------

                                             Federal Tax
Single Return           Joint Return         Rate          Equivalent Taxable Yields*
----------------------- -------------------- ------------- -----------------------------------------------------------------
Up to $22,100           Up to $38,000        15.00%             7.06%        7.65%         8.24%         8.82%        9.41%
$22,100-55,100          $38,000-91,850       28.00%             8.33%        9.03%         9.72%        10.42%       11.11%
$55,100-115,000         $91,850-140,000      31.00%             8.70%        9.42%        10.14%        10.87%       11.59%
$115,000-250,000        $140,000-250,000     36.00%             9.38%       10.16%        10.94%        11.72%       12.50%
over $250,000           over $250,000        39.60%             9.93%       10.76%        11.59%        12.42%       13.25%
======================= ==================== ============= =========== ============ ============= ============= ============


* The Equivalent taxable yields are calculated based on the maximum marginal tax rate at each tax bracket. These rates and brackets are subject to change. The table is based on tax rates in effect as of December 31, 1997. You should consult your tax advisor regarding more recent tax legislation and how tax laws affect your personal financial circumstances.

         The Tax-Exempt Portfolio seeks to attain its objective by investing primarily in municipal securities, such as general obligation, revenue and industrial development bonds, rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or by Fitch Investors Service, Inc. This Portfolio may also invest in certain temporary short-term investments, money market fund investments, U.S. Government Securities, or securities collateralized by U.S. Government Securities. A description of the ratings is included in this Statement of Additional Information under the caption "Description of Ratings of Certain Fixed Income Securities."

         For illustrative purposes, the Tax-Exempt Portfolio may include in its supplemental sales literature from time to time a Bond Buyer Index line graph which shows the yield obtained on twenty (20) long-term municipal bonds from December 1980 through December 1997. The presentation consists of a line graph with yield (presented as a percentage) reflected along a vertical axis and the relevant time of inquiry reflected along a horizontal axis. This line graph is for illustrative purposes only and is not meant to be indicative of any Portfolio's total return. Information as to actual yield and total return is set forth under "Performance Information."

         The Tax-Exempt Portfolio also sometimes presents in supplemental sales literature a line graph that displays the difference in the growth in $10,000 placed in a tax-free investment as compared to the growth of the same amount placed in a taxable investment. This graph assumes $10,000 of principal is invested at a nominal annual rate of 6% compounded monthly (6.17% equivalent effective yield). The value of the investment is shown on the vertical axis with the time period (0-20 years) over which the investment has been held being reflected along the horizontal axis. This graph is for illustrative purposes only and is not meant to be indicative of the Tax-Exempt Portfolio's actual return. An investor is assumed to pay annual federal income tax at a 33% rate on the total amount of interest credited to the account. The presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

Municipal Securities

         Municipal securities include obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest of which is exempt from Federal income tax. The tax-exempt status of the municipal security is determined under Federal tax laws and is usually opined upon by the issuer's bond counsel at the time of the issuance of the security.

         The two principal classifications of municipal securities are notes and bonds. Municipal notes are generally used to provide short-term working capital needs and typically have maturities of one year or less. Municipal notes include Project Notes, Tax Anticipation Notes, Bond Anticipation Notes and Tax-Exempt Commercial Paper, and other similar short-term obligations.

         Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds may also be issued in connection with the refunding of similar outstanding obligations, or obtaining funds to lend to other public institutions, or for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port, and parking facilities.

         The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases from the proceeds of a special tax or other specific revenue source. Although industrial development bonds are issued by municipal authorities, they are generally secured by specific facilities financed by the proceeds and, payable only from the revenues derived from the industrial user of those facilities. Payment of principal and interest on industrial revenue bonds generally depends on the ability of such user to meet its financial obligations, or, in case of default, upon the amount realizable upon the disposition of property pledged as security for payment of the user's obligation.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer's ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Government Securities

         Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

         In addition to direct obligations issued by the U.S. Treasury, the Portfolios may also invest in obligations issued by agencies or instrumentalities of the U.S. Government; provided that with respect to the Government Portfolio, such obligations are backed by the unconditional full faith and credit of the U.S. government, its agencies or instrumentalities.

Options

         To the extent consistent with their investment objectives, the S&P 100 Plus and PSE Tech 100 Index Portfolios will employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities or securities it intends to purchase and to enhance return.


         Listed options are traded on each of the stocks in the S&P 100 Index, and the S&P 100 Plus Portfolio may write (sell) covered call options and put options, and may purchase call options and put options on individual stocks as well as on stock indices (including the S&P 500 Index and S&P 100 Index) for the purposes and subject to the limitations stated herein and as outlined in "S&P 100 Plus Portfolio--Investment Policies and Program" in the Prospectus. The S&P 100 Plus Portfolio may seek to enhance its return by writing covered call options for purchasing put options with respect to some or all of the individual stocks held in its portfolio. Through the purchase of call and put options with respect to individual stocks, the Portfolio may at times protectively hedge against an increase in the price of securities which the Portfolio plans to purchase or against a decline in the value of securities owned by the Portfolio. Whenever the Portfolio does not own securities underlying an open option position sufficient to cover the position, the Portfolio will maintain in a segregated account with its depository cash or cash equivalents sufficient to cover the market value of the open position. The S&P 100 Plus Portfolio may also engage in option transactions on securities indices as a strategy to hedge against anticipated declines in the S&P 100 Index (and thereby to hedge against a similar decline in its portfolio) and to enhance the Portfolio's return through premium income.


         The PSE Tech 100 Index Portfolio may write (sell) covered call options and put options, and may purchase call options and put options on stock indices for the purposes and subject to the limitations outlined in "PSE Tech 100 Index Portfolio--Investment Policies" in the Prospectus. See generally "Additional Investment Practices and Risks -- Options and Futures Activities" in the Prospectus.


         Options on individual stocks may also be utilized by the Dividend Achievers Portfolio to enhance income and for hedging purposes, but the Advisor has no plans to do so at this time.

         A call option on a security gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Portfolio exposes the Portfolio during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the related portfolio security, or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

         A call option is considered to be covered if: (i) the writer (seller) thereof owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or depository) upon conversion or exchange of other securities; (ii) the writer holds on a unit-for-unit basis a call on the same security as the call written, and the exercise price of the call purchased is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian or depository; or
(iii) the writer maintains in a segregated account with its custodian or depository cash or cash equivalents sufficient to cover the market value of the open position.

         An option on an index is a contract that gives the holder of the option, in return for payment of a premium, the right to demand from the seller
(call) delivery of cash in an amount equal to the value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A call option on an index is considered to be covered if the writer (seller) maintains with its custodian or depository cash or cash equivalents equal to the contract value. A call option is also covered if the writer holds a call on the same index as the call written where the exercise price of the call purchased is equal to or less than the exercise price of the call written.

         A put option on a security gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying security at the exercise price at any time during the option period. A put option on a securities index gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation buy, the cash value of the index at any time during the option.

         A put option on an index is covered if a writer holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written provided the difference is maintained by the writer in cash or cash equivalents in a segregated account with its custodian or depository.

         A Portfolio will only purchase put options on individual securities held by the Portfolio, or, in the case of the S&P 100 Plus Portfolio and the PSE Tech 100 Index Portfolio, on securities indices which, in the opinion of the Advisor, have investment characteristics similar to those of securities in the Portfolio or an index on the securities.

         Whenever a Portfolio does not own securities underlying an open option position sufficient to cover the position, or whenever a Portfolio has written
(sold) a put, the Portfolio will maintain in a segregated account with its Depository cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The purchase of a put option may be intended to protect the Portfolio from the risk of a decline in the value of a security below the exercise price of the option. The Portfolio may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

Futures

         The S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio may purchase and sell exchange-traded index futures contracts on the S&P 500 Index (and on the PSE Technology Index, in the case of the PSE Tech 100 Index Portfolio) for the purposes and strategies described in the Prospectus. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

         Futures contracts covering the S&P 500 Index and PSE Technology Index presently are traded on the Chicago Mercantile Exchange and the New York Futures Exchange, respectively. The S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio also may engage in transactions involving futures contracts on other indices presently traded or in the future created and traded on national stock exchanges if, in the opinion of the Board of Directors of Principal Preservation, such futures contracts are appropriate instruments to help the Advisor achieve the respective Portfolio's objective.

         Each of the S&P 100 Plus and PSE Tech 100 Index Portfolios generally will limit its use of futures contracts to hedging transactions. For example, the S&P 100 Plus Portfolio or PSE Tech 100 Index Portfolio might use futures contracts to equitize uncommitted cash or to hedge against anticipated declines in the cash value of the S&P 100 Index or the PSE Technology Index, as the case may be. Each such Portfolio also may sell futures contracts to hedge against anticipated declines in common stocks presently owned and may purchase futures contracts to hedge against anticipated increases in common stocks the Portfolio intends to purchase. The success of any hedging technique depends on the ability of the Advisor correctly to predict changes in the level and direction of movement in the underlying index. Should these predictions prove incorrect, each such Portfolio's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, the Advisor might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The Portfolios will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.


         When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with the Depository (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each of the S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio, but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each of the S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio will mark to market all of its open futures positions.


         While a Portfolio maintains an open futures position, the Portfolio must maintain with the Depository, in a segregated account, assets with a market value sufficient to cover the Portfolio's exposure on the position (less the amount of the margin deposit associated with the position). A Portfolio's exposure on a futures contract is equal to the amount paid for the contract by the Portfolio.

         Index futures contracts in which the S&P 100 Plus Portfolio or PSE Tech 100 Index Portfolio will invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Portfolio would realize a capital gain, or if it is more, the Portfolio would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio would realize a capital gain, or if it is less, the Portfolio would realize a capital loss. The transaction costs must also be included in these calculations.

         There are several risks associated with the use of futures contracts in the manner intended by the S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between the price movements in the underlying index and in the portfolio securities being hedged or the index being simulated, as the case may be. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures and differences between the financial instruments being hedged or replicated and the instruments underlying the standard contracts available for trading.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position and the Portfolio would continue to be required to meet margin requirements until the position is closed.

         To minimize such risks, neither the S&P 100 Plus Portfolio nor the PSE Tech 100 Index Portfolio will enter into a futures contract if, immediately after such transaction, the initial margin deposits for futures contracts held by the Portfolio would exceed 5% of the Portfolio's total assets. Additionally, the Portfolio may not maintain open short positions in futures contracts or call options written on indices if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in the Portfolio's investment portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Portfolio has written call options on specific securities in its investment portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

Taxation of Options and Futures

         If a Portfolio exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale

(put). For cash settlement options, the difference between the cash received at exercise and the premium paid is a capital gain or loss. If a call or put option written by a Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased (put). For cash settlement options, the difference between the cash paid at exercise and the premium received is a capital gain or loss. Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option will not include the period of time the option was outstanding.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should a Portfolio ever deliver securities under a futures contract (which is not expected to occur), the Portfolio will realize a capital gain or loss on those securities.

         For federal income tax purposes, a Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options and futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options and futures positions, the related securities positions and certain successor positions thereto) may be deferred to a later taxable year. Sales of futures contracts or writing of call options or buying put options which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of the hedged securities.

         Each Portfolio distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Portfolio's other investments and shareholders are advised of the nature of the payments.

S&P 100 Index and PSE Technology Index

         For illustrative purposes, the S&P 100 Plus Portfolio and the PSE Tech 100 Index Portfolio sometimes includes in their supplemental sales literature a line graph showing the similarity of the price patterns of the S&P 100 and the S&P 500 stock indices (in the case of the S&P 100 Plus Portfolio), and the PSE Technology Index (in the case of the PSE Tech 100 Index Portfolio), over the past decade. The presentation displays superimposed line graphs of annual prices of the S&P 100 and the S&P 500 stock indices or the PSE Technology Index, as the case may be, over approximately a 10-year period, with prices reflected on the vertical axis and years reflected on the horizontal axis.

         The S&P 100 Index is based upon stocks which are all listed on the NYSE and all have equity options trading on the CBOE. The S&P 100 Index was also the first stock index listed for options trading. The S&P 100 Index was designed to track closely the S&P 500 Index, which is designed to be representative of the stock market as a whole. The S&P 100 stocks are all included in the S&P 500 Index. The graph indicates that there have been some modest discrepancies between the stock prices in the S&P 100 Index and the S&P 500 Index in recent years, as compared to the very high price correlation observed between those indices in earlier years. Historical prices are not necessarily indicative of the future prices of either of these indices, or of the performance of the S&P 100 Plus Portfolio or the ability of that Portfolio to match the performance of either of those indices or of the broad stock market generally.

         The S&P 100 Plus Portfolio also sometimes presents in its supplemental sales materials charts that compare the growth in value of a share of the S&P 100 Plus Portfolio from commencement of its operations through December 31, 1997 to the growth of the S&P 100 Index over the same period. One chart presents the comparison on a total yield basis, and another on a gross dollar basis. Each presentation assumes the reinvestment of all dividends.

         Historical prices are not necessarily indicative of the future prices of an index, or of the performance of a Portfolio or the ability of a Portfolio to match the performance of an index or of the stock market generally.

         The S&P 100 Plus Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, implied or expressed, to the purchasers of the Portfolio or any member of the public regarding the advisability of investing in index funds generally, or in this Portfolio particularly, or the ability of the S&P Index to track general stock market performance. S&P's only relationship to this Portfolio is the licensing of the S&P trademarks and S&P 100 which is determined, composed and calculated by S&P without regard to this Portfolio. "Standard & Poor's", "Standard & Poor's 100", "S&P", "S&P 100" and "100" in connection with the S&P 100 are trademarks of S&P.

         The PSE Tech 100 Index Portfolio is not sponsored, endorsed, sold or promoted by the Pacific Stock Exchange Incorporated. The Pacific Stock Exchange Incorporated makes no representation or warranty, implied or expressed to the purchasers of the PSE Tech 100 Index Portfolio or any member of the public regarding the advisability of investing in index funds generally, or in that Portfolio particularly, or the ability of the PSE Technology Index to track stock market performance.

Repurchase Agreements


         Each Portfolio may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the purchasing Portfolio with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. Each Portfolio may enter into repurchase agreements with broker-dealers and with banks. At the time a Portfolio enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Portfolio will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.



         In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the Portfolio could experience losses that include: (1) possible decline in the value of the underlying security during the period that the Portfolio seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Portfolio in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisors intend to cause a Portfolio to invest in repurchase agreements only when they determine that the Portfolio should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisors do not currently intend to invest the assets of any Portfolio in repurchase agreements if, after doing so, more than 5% of the Portfolio's net assets would be invested in repurchase agreements.


When-Issued and Delayed Delivery Transactions

         The Tax-Exempt Portfolio and the Government Portfolio may purchase or sell securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the purchasing Portfolio at the time of entering into the transactions. The payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. At the time a purchasing Portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Portfolio having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Portfolio and held by the Portfolio's depository throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuations.

         The purchasing Portfolio will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Portfolio reserves the right to sell the securities before the settlement date if it is deemed advisable. Any gains from such sales will be subject to federal income tax to the extent not offset by losses on other transactions. The above Portfolios do not currently intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Portfolio's net assets would consist of when-issued securities.

Short-Term Investments


         The Portfolios may invest in any of the following securities and instruments in management of cash receipts, for liquidity for anticipated redemptions, to meet cash flow needs to enable each such Portfolio to take advantage of buying opportunities, during periods when attractive investments are unavailable and for temporary defensive purposes.



         BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Each Portfolio may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Portfolio will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.


         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies, each such Portfolio may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.


         SAVINGS ASSOCIATION OBLIGATIONS. Each Portfolio may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

         COMMERCIAL PAPER, SHORT-TERM NOTES, VARIABLE RATE DEMAND NOTES, REPURCHASE AGREEMENTS AND OTHER CORPORATE OBLIGATIONS. Each Portfolio may invest a portion of its assets in commercial paper and short-term notes, including variable rate demand notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.


         Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another organization or, if unrated, will be determined by the Advisors to be of comparable quality. These rating symbols are described below under "Description of Ratings of Certain Securities."

         Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, each such Portfolio may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.


         Each Portfolio also may purchase corporate obligations known as variable rate demand notes. Variable rate demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time. The investment policies of the Select Value Portfolio permit the purchase of variable rate demand notes only if, at the time of purchase, the notes are rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization, or, if unrated, the issuer has unsecured debt securities outstanding of an equivalent rating.



         Each Portfolio also may invest in repurchase agreements as short-term instruments. See "Investment Program - Repurchase Agreements" above.


Investments in Other Investment Companies

         An investment by a Portfolio in another investment company may cause the investing Portfolio to incur duplicate and/or increased administration and distribution expenses. Such investments are limited under the 1940 Act and by applicable investment restrictions. See "Investment Restrictions" in this Statement of Additional Information.

Foreign Investments

         The Select Value Portfolio may invest up to 5% of its assets in securities of foreign issuers that are not publicly traded in the United States, excluding American Depository Receipts ("ADRs") in which the Portfolio also may invest. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency, although the underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

         RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

         Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

         Currency Fluctuations. The Select Value Portfolio may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's assets denominated in that foreign currency. The value of the Portfolio's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

         Market Characteristics. The Advisors expect that most foreign securities in which the Select Value Portfolio may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States, and foreign securities may be less liquid than domestic securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

         Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

         Taxes. Dividends and interest payable on the Select Value Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders.

         In considering whether to invest in the securities of a foreign company, the Advisors consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Select Value Portfolio will be invested in foreign companies and countries and ADRs will fluctuate from time to time within the limitations imposed above, depending on the Advisors' assessment of prevailing market, economic and other conditions.

Industry Concentration

         There may be periods of time during which the issuers represented in the PSE Technology Index are concentrated in one or more industries. Notwithstanding the occurrence of such industry concentrations, the PSE Tech 100 Index Portfolio intends to maintain its investments so as to replicate that Index. As a result, a relatively high percentage of the Portfolio's assets may be concentrated from time to time in stocks of issuers within a single industry. Such issuers may be subject to the same economic trends. Securities held by the Portfolio may therefore be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of many other investment companies.

Portfolio Turnover

         Principal Preservation has not established a limit to its portfolio turnover rates, nor will it attempt to achieve or be limited to predetermined rates of portfolio turnover. The portfolio turnover rates of the various Portfolios are presented in the tables included in the sections of the Portfolios' combined Prospectus captioned "Financial Highlights."

                             INVESTMENT RESTRICTIONS

Restrictions for All Portfolios Other Than Select Value and PSE Tech 100 Index Portfolios

         Each Portfolio, other than the Select Value Portfolio and PSE Tech 100 Index Portfolio, has adopted the following fundamental investment restrictions and policies which cannot be changed without a majority vote of shareholders of that Portfolio, except that the restriction set forth in paragraph 16 is not fundamental. Policies that are not "fundamental policies" are subject to change by the Board of Directors without shareholder approval. A Portfolio may not:

         (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government Securities, which may be purchased without limitation; and, with respect to the S&P 100 Plus Portfolio, except as necessary to parallel the composition of the S&P 100 Stock Index. For the purposes of this limitation, the Tax-Exempt Portfolio will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.

         (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

         (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of U.S. Government securities or on municipal securities.

         (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (5) Invest in securities of other investment companies, except by purchases as a result of which not more than 10% of the Portfolio's total assets (taken at current value) would be invested in such securities, or except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

         (6) Buy or sell real estate, real estate investment trusts, interests in real estate limited partnerships, oil, gas and mineral interests, or oil, gas and mineral leases, but this shall not prevent the Tax-Exempt Portfolio from investing in municipal securities secured by real estate or interests therein.

         (7) Borrow money or property except for temporary or emergency purposes. If a Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event a Portfolio's borrowing exceeds 5% of the market value of its total assets the Portfolio will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Portfolio's hedging activities are not to be deemed to be a pledge of assets.


         (8) Make loans, except that a Portfolio may lend its portfolio securities, subject to the conditions and limitations established in the Prospectus. See "Additional Investment Practices And Risks -- Lending of Portfolio Securities" in the Prospectus. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.


         (9) Underwrite the securities of other issuers, except that the Tax-Exempt Portfolio may bid, separately or as part of a group, for the purchase of municipal securities directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available.

         (10) Purchase securities with legal or contractual restrictions on resale.

         (11)     Issue senior securities.

         (12) Purchase securities on margin, make short sales or write or purchase put and call options, except for the purposes and subject to the conditions and limitations described in the Prospectus. See the Portfolios "Investment Policies" and "Additional Investment Practices And Risks" in the Prospectus.


         (13) Buy or sell commodities or commodity contracts.

         (14) Invest in illiquid securities.

         (15) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Portfolio's net assets; included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

         (16) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisors (as defined under the caption "Management of Principal Preservation -- The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

         In addition to the investment restrictions above, the Tax-Exempt Portfolio also is subject to a fundamental investment restriction that it will invest at least 90% of its total assets in tax-exempt municipal securities, under normal circumstances.

         Each Portfolio also is subject to certain nonfundamental investment restrictions described below. See "Investment Restrictions - Nonfundamental Investment Restrictions Common to All Portfolios" below.

Restrictions for Select Value Portfolio

         The Select Value Portfolio has adopted the following fundamental investment restrictions:

         (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government securities or bank certificates of deposit and bankers' acceptances, which may be purchased without such limitation.

         (2) Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of such issuer, or (ii) have a value greater than 10% of the value of the outstanding voting securities of such issuer.

         (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (5) Purchase securities on margin or effect short sales of securities (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures and options on futures).

         (6) Buy or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

         (7) Borrow money or property except for temporary or emergency purposes and in connection with transactions in options, futures or futures options. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets.

         (8) Make loans to other persons. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

         (9) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (10) Issue senior securities (other than the borrowings permitted above).

         In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Select Value Portfolio may not:

         (A) Invest in companies for the purpose of exercising control or management.

         (B) Invest in securities of other open-end investment companies (other than money market funds which are subject to restrictions described below. See "Investment Restrictions - Non-fundamental Investment Restrictions Common to All Portfolios").

         (C) Mortgage, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the Portfolio, except that this restriction does not apply to borrowings permitted above.

         (D) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisors (as defined under the caption "Management of Principal Preservation --The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than
0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

         (E) Invest more than 5% of its assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; or (iii) repurchase agreements which expire in excess of seven days.

         (F) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Portfolio's net assets. Included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange, or on the Nasdaq National Market. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value for the purposes of this restriction.

         (G) Buy or sell commodities or commodity contracts or invest in financial futures, options or options on financial futures.

         (H) Invest less than 65% of its total assets in common stocks.

         (I) Invest over 5% of its total assets in repurchase agreements.

         (K) Invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration.

Restrictions for PSE Tech 100 Index Portfolio

         The PSE Tech 100 Index Portfolio has adopted the following fundamental investment restrictions:

         (1) Purchase more than 10% of the outstanding voting securities of an issuer or invest in a company to get control or manage it.

         (2) Borrow money or property except for temporary or emergency purposes. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

         (3) Make loans, except that it may lend its portfolio securities. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

         (4) Underwrite the securities of other issuers, except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (5) Issue senior securities.

         (6) Purchase a security if, as a result, more than 10% of the value of the Portfolio's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within 7 days.

         (7) Invest in commodities, but the Portfolio may invest in futures contracts and options.

         (8) Purchase securities on margin or effect short sales of securities, except short sales "against the box" (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options and futures transactions).

         (9) Buy or sell real estate, real estate investment trusts, real estate limited partnerships, or oil and gas interests or leases.

         In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the PSE Tech 100 Index Portfolio may not:

         (A) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (B) Purchase warrants, except that the Portfolio may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Portfolio's net assets; included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

         (C) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisor (as defined under the caption "Management of Principal Preservation-The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities; provided that no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

         (D) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Portfolio to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Portfolio or more than 5% of the value of the total assets of the Portfolio would be invested in such investment company; and (ii) no such restrictions shall apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets.


         With respect to fundamental investment restriction (6) above for the PSE Tech 100 Index Portfolio, portfolio securities are classified by the Advisor as liquid or illiquid under the supervision of, and pursuant to guidelines established by, the Board of Directors of Principal Preservation. It is possible that the 10% limitation on illiquid securities could be exceeded as a result of a security which, although liquid at the time of purchase, later is classified by the Advisor as illiquid as a result of market conditions or developments with respect to the issuer. Under such circumstances the Board of Directors would investigate and consider all of the surrounding circumstances, would evaluate all available alternatives to bring the PSE Tech 100 Index Portfolio back into compliance with the 10% limitation as soon as reasonably practicable, and would take appropriate action. However, the Portfolio would not necessarily be required immediately to dispose of illiquid securities until the 10% limitation is met if, in the judgment of the Board of Directors, it would not be in the best interests of the shareholders to do so. Disposing of illiquid investments potentially may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell an illiquid security promptly at an acceptable price. The absence of a trading market can make it difficult to ascertain the market value for illiquid investments, and could require the Portfolio to employ special pricing procedures. Because the stocks included in the PSE Technology Index are listed on the Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange, the Portfolio does not anticipate any difficulty in maintaining adequate liquidity under normal market conditions. See "PSE Tech 100 Index -- Investment Policies" in the Prospectus.


Non-Fundamental Investment Restrictions Common to All Portfolios

         Also, the 1940 Act currently places further restrictions on certain of each Portfolio's investments, including: (i) subject to certain exceptions, the 1940 Act currently prohibits a Portfolio from investing more than 5% of its total assets in securities of another investment company or purchasing more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets;

and (ii) the 1940 Act's limit on aggregate holdings of illiquid securities or securities with restrictions on resale is 15% of a Portfolio's net assets.


         A fundamental investment restriction or policy cannot be changed without a majority vote of shareholders of the affected Portfolio, which means the approval of the holders of the lesser of (i) a majority of the outstanding shares of the Portfolio or (ii) 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Portfolio are represented. Policies that are not "fundamental policies" are subject to change by the Board of Directors without shareholder approval. Any investment restriction which involves a maximum of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, a Portfolio.



Certain Other Influences



         In order to help finance its payment of commissions on sales of Class B shares, Ziegler has entered into an agreement pursuant to which it sells, to a third party, its right to receive contingent deferred sales charges, the 0.75 of 1% Rule 12b-1 distribution fee and, for the initial one-year period, the 0.25 of 1% Rule 12b-1 service fee applicable to Class B shares. Pursuant to that agreement, Ziegler has made certain covenants designed to reduce the risk that such payments may be reduced or discontinued in the near future. Among other covenants, Ziegler has agreed, with respect to the Portfolios that offer Class B shares, to: (a) use commercially reasonable efforts to discourage, and to not initiate without the consent of the third party, any changes in a Portfolio's fundamental investment objectives, restrictions and investment policies that would result in significantly increasing the authority of such Portfolio to invest in certain derivative securities (puts, calls, straddles or spread options, etc.) or which would authorize the Portfolio to invest above specified limits in emerging market, non-OECD (Bermuda, Chile, Hong Kong and Singapore) securities; (b) not cancel, terminate, amend, modify or waive any material term or condition of the Rule 12b-1 Distribution Plan or the Distribution Agreement or initiate any change in the commission structure for Class B shares or payments under the Rule 12b-1 Distribution Plan for Class B shares which would reduce payments; and (c) not continue serving as an advisor or permit any affiliate to serve as advisor to any Portfolio with respect to which Ziegler or an affiliate no longer serves as Distributor. These covenants potentially could affect recommendations that Ziegler otherwise might make to Principal Preservation's Board of Directors with respect to the operations and policies of a particular Portfolio.


                         INDUSTRY CONCENTRATION FACTORS


         As discussed in the Prospectus (see "Additional Investment Practices And Risks - Industry Concentrations" in the Prospectus), a significant portion of the PSE Tech 100 Index Portfolio's investments will consist of technology-based issues, which exposes the Portfolio to risks associated with economic conditions in that industry.

         Due to competition, a more concentrated and interrelated product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to down swings in the economy and competitive factors. However, the companies whose common stocks are included in the PSE Technology Index comprise a fairly broad range of industries. This broad industry representation likely will soften volatility associated with economic political developments that disproportionately affect specific industries. The PSE Tech 100 Index Portfolio intends to maintain its investments in a manner designed to replicate the PSE Technology Index even during periods of industry concentration in the Index, should they occur.


                      MANAGEMENT OF PRINCIPAL PRESERVATION

Directors and Officers

         Under applicable law, the Board of Directors is responsible for management of Principal Preservation, and provides broad supervision over its affairs. The Advisors are responsible for each Portfolio's investment management, and Principal Preservation's officers are responsible for each Portfolio's operations.

         The directors and officers of Principal Preservation and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each director and officer of Principal Preservation is 215 North Main Street, West Bend, Wisconsin, 53095. Asterisks indicate those Directors of Principal Preservation who are "interested persons" (as defined in the 1940 Act) of any of the Advisors or an affiliate of any of the Advisors.


                                                     POSITION WITH                         PRINCIPAL
                                                       PRINCIPAL                       OCCUPATION DURING
NAME, AGE AND ADDRESS                                PRESERVATION                       PAST FIVE YEARS
---------------------                                ------------                       ---------------
Richard J. Glaisner,* 55                               Director              President and Chief Executive  Officer
                                                                             of GS2 Securities, Inc., a subsidiary
                                                                             of The Ziegler Companies, Inc., since
                                                                             July 1997; from 1993 to 1997, President
                                                                             and Chief Executive Officer of Glaisner,
                                                                             Schilffarth, Grande & Schnoll, Ltd., an
                                                                             investment management and investment
                                                                             banking firm acquired by The Ziegler
                                                                             Companies, Inc. in 1997; prior thereto,
                                                                             Managing Director, Kidder Peabody and
                                                                             Company in New York (investment
                                                                             banking), and prior to that, Executive
                                                                             Vice resident, Kemper Securities Group
                                                                             (securities brokerage and investment
                                                                             banking).
Robert J. Tuszynski,* 39                        President and Director       Senior Vice  President,  B.C.  Ziegler
                                                                             and   Company,   since   1996;   prior
                                                                             thereto,  Vice President,  Director of
                                                                             Mutual   Funds,   B.C.   Ziegler   and
                                                                             Company  from  1987 to 1996;  Trustee,
                                                                             Chairman  of the Board and  President,
                                                                             Prospect  Hill  Trust  and  The  Prime
                                                                             Portfolios    (registered   investment
                                                                             companies) from 1994 to 1996.
Richard H. Aster, M.D., 67                             Director              Since June 1996,  Senior  Investigator
8727 W. Watertown Plank Rd.                                                  and  Professor  of  Medicine,  Medical
Milwaukee, WI 53226                                                          College of Wisconsin;  prior  thereto,
                                                                             President  and  Director of  Research,
                                                                             The  Blood   Center  of   Southeastern
                                                                             Wisconsin, Inc.



                                                     POSITION WITH                         PRINCIPAL
                                                       PRINCIPAL                       OCCUPATION DURING
NAME, AGE AND ADDRESS                                PRESERVATION                       PAST FIVE YEARS
---------------------                                ------------                       ---------------
Augustine J. English, 68                               Director              Retired;  President,  Tupperware North
1724 Lake Roberts Court                                                      America     from    1990    to    1994
Windermere, FL 34786                                                         (manufacturing);    prior   to   1990,
                                                                             President,   The  West  Bend   Company
                                                                             (manufacturing),  a  division  of Dart
                                                                             Industries,  a  subsidiary  of Premark
                                                                             International,   Inc.,  of  which  Mr.
                                                                             English was a Group Vice President.
Ralph J. Eckert, 69                                    Director              Chairman    Emeritus   and   Director,
2059 Keystone Ranch Road                                                     Trustmark  Insurance Cos. (Mutual Life
Dillon, CO 80435                                                             Insurance  Company) since April, 1997;
                                                                             from 1991 to 1997, Chairman, Trustmark
                                                                             Insurance Cos; prior to 1991, Chairman,
                                                                             President and Chief Executive Officer,
                                                                             Trustmark Insurance Cos; Trustee of
                                                                             the Board of Pensions of the Evangelical
                                                                             Lutheran Church of America since 1989;
                                                                             Trustee of the Board of Pensions for
                                                                             the Lutheran Church of America from
                                                                             1987 to 1989; and Trustee of The Prime
                                                                             Portfolios (registered investment company)
                                                                             from 1993 to 1996.
John H. Lauderdale, 32                       Vice President - Director of    Wholesaler,  B.C.  Ziegler and Company
                                                       Marketing             since 1991;  prior thereto,  Marketing
                                                                             Account Executive, The Patten Company.




                                                     POSITION WITH                         PRINCIPAL
                                                       PRINCIPAL                       OCCUPATION DURING
NAME, AGE AND ADDRESS                                PRESERVATION                       PAST FIVE YEARS
---------------------                                ------------                       ---------------
Franklin P. Ciano, 46                         Chief Financial Officer and    Manager  of   Principal   Preservation
                                                       Treasurer             Operations,  B.C.  Ziegler and Company
                                                                             since  1996;   prior   thereto,   Vice
                                                                             President,  Fixed  Income  Department,
                                                                             Firstar Bank.
Marc J. Dion, 40                                    Vice President           Vice  President  -  Portfolio  Manager
                                                                             and Chief Investment Officer,  Ziegler
                                                                             Asset  Management,  Inc.  since  1993;
                                                                             prior   thereto,    Vice    President,
                                                                             Ziegler Asset Management, Inc.
S. Charles O'Meara, 47                                 Secretary             Senior  Vice   President  and  General
                                                                             Counsel, B.C. Ziegler and Company since
                                                                             1993; prior thereto, Partner, O'Meara,
                                                                             Eckert, Pourus & Gonring (law firm).


         Principal Preservation pays the compensation of the three Directors who are not officers, directors or employees of the Advisors. Principal Preservation will pay each of these Directors an annual fee of $12,000 and an additional $450 for each Board or committee meeting he attends. Principal Preservation may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each Portfolio, together with Principal Preservation's other series, pays a proportionate amount of these expenses based on its total assets.

         The table below shows fees paid to Directors of Principal Preservation for the year ended December 31, 1997. Each series of Principal Preservation pays a proportionate share of these expenses based on the ratio such series' total assets bear to the aggregate of the total assets of all nine series of Principal Preservation. Principal Preservation made no payments to its officers or directors who are affiliated with any investment advisor to Principal Preservation.



                                                           PENSION OR
                                                           RETIREMENT                                     TOTAL
                                                        BENEFITS ACCRUED                              COMPENSATION
    NAME OF PERSON AND             AGGREGATE               AS PART OF                                FROM PRINCIPAL
       POSITION WITH             COMPENSATION              PRINCIPAL            ESTIMATED ANNUAL    PRESERVATION AND
         PRINCIPAL              FROM PRINCIPAL           PRESERVATION'S          BENEFITS UPON        FUND COMPLEX
       PRESERVATION              PRESERVATION               EXPENSES               RETIREMENT       PAID TO DIRECTORS
       ------------              ------------               --------               ----------       -----------------
R. D. Ziegler,                        -0-                     -0-                     -0-                  -0-
President and Director (1)
Richard J. Glaisner (2)               -0-                     -0-                     -0-                  -0-
Robert J. Tuszynski,                  -0-                     -0-                     -0-                  -0-
 President and  Director
Richard H. Aster,                   14,700                    -0-                     -0-                14,700
 Director
Augustine J. English,               14,700                    -0-                     -0-                14,700
 Director
Ralph J. Eckert                     14,700                    -0-                     -0-                14,700
 Director




-----------------



         (1) Mr. Ziegler retired from his position as Director effective June 1, 1998.



         (2) At a special meeting held on May 15, 1998, Mr. Glaisner was elected by shareholders as a Director to fill the vacancy created by Mr. Ziegler's retirement.



         The executive officers and Directors as a group (9 persons) owned beneficially, as of March 27, 1998, a total of 66,647 shares of the Dividend Achievers Portfolio, representing 4.21% of the total outstanding shares of that Portfolio. This management group's beneficial ownership of shares of each of the remaining Portfolio's and of Principal Preservation as a whole amounted to 0.63% of the outstanding shares. See also "Control Persons and Principal Holders of Securities."


The Investment Advisors

         Basic information as to Ziegler Asset Management, Inc. and Skyline Asset Management, L.P. and the Advisory and Sub-Advisory Agreements (the "Agreements") is set forth in the Prospectus under "Management."

         For the years ended December 31, 1997, 1996 and 1995, Principal Preservation made the following payments under the Agreements:


                                             FEES PAID PURSUANT TO ADVISORY AGREEMENTS
                                             -----------------------------------------
PORTFOLIO                               1997                        1996                     1995
---------                               ----                        ----                     ----
Tax-Exempt                           359,288                     365,939(2)                332,888(2)



                                             FEES PAID PURSUANT TO ADVISORY AGREEMENTS
                                             -----------------------------------------
PORTFOLIO                               1997                        1996                     1995
---------                               ----                        ----                     ----
Government                           248,936                    $275,693(2)               $295,379(2)
S&P 100 Plus(1)                      424,699                     335,560(2)                292,466
Dividend Achievers                   265,344                     206,154(2)                168,713
Select Value                          50,294                      31,295(2)                 21,143(2)
PSE Tech 100 Index                    76,584                      11,180(2)(3)                 ---


         (1) Effective May 1, 1996, the advisory fees for the S&P 100 Plus Portfolio were reduced from 0.75 of 1% to 0.575 of 1% on the first $20 million in average daily net assets, and from 0.50 of 1% to
             0.45 of 1% on the next $30 million in average daily net assets. Advisory fees for net assets over $50 million remained unchanged.

         (2) Does not reflect Ziegler's reimbursements (a) to the Select Value Portfolio in the amounts of $65,968, $57,688 and $72,971 for the years ended December 31, 1997, 1996 and 1995, respectively; (b) to the Dividend Achievers Portfolio in the amounts of $34,811, $34,553 and $49,439 for the years ended December 31, 1997, 1996 and 1995, respectively; (c) to the Tax-Exempt Portfolio in the amounts of $0, $3,708 and $3,699 for the years ended December 31, 1997, 1996 and 1995; (d) to the Government Portfolio in the amounts of $17,630, $19,260 and $10,105 for the years ended December 31, 1997, 1996 and 1995, respectively; (e) to the S&P 100 Plus Portfolio in the amounts of $98,729 and $10,411 for the years ended December 31, 1997 and 1996; or (f) to PSE Tech 100 Index Portfolio in the amount of $179,273 for the year ended December 31, 1997 and $77,978 for the period from June 10, 1996 (commencement of operations through December 31, 1996).

         (3) Reflects fees for the period from June 10, 1996 (commencement of operations) through December 31, 1996.

Administrative Services

         B.C. Ziegler and Company ("Ziegler") provides certain administrative, accounting and pricing services to Principal Preservation, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, Principal Preservation. Ziegler has agreed to provide these services pursuant to the terms of an Accounting/Pricing Agreement (the "Accounting/Pricing Agreement") at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per Portfolio per year is .03 of 1% of a Portfolio's total assets of $30 million but less than $100 million, .02 of 1% of a Portfolio's total assets of $100 million but less than $250 million and .01 of 1% of a Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per portfolio per year, plus expenses. The Accounting/Pricing Agreement will continue in effect from year to year, as long as it is approved at least annually by Principal Preservation's Board of Directors or by a vote of the outstanding voting securities of Principal Preservation and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.


Custodian Services



         Firstar Trust Company serves as the custodian of each Portfolio's assets, pursuant to a Custodian Servicing Agreement. The Custodian Servicing Agreement provides that Firstar Trust Company is entitled to receive an annual fee set at 1% of the first $500 million of Principal Preservation's assets and
0.75 of 1% of assets in excess of $500 million.


Transfer Agent Services

         Ziegler provides transfer agent and dividend disbursing services to each Portfolio pursuant to the terms of a Transfer and Dividend Disbursing Agency Agreement. Under the terms of the Transfer and Dividend Disbursing Agency Agreement, Ziegler is entitled to reasonable compensation for its services and expenses as agreed upon from time to time between it and the Board of Directors of Principal Preservation. The annual rate of compensation agreed upon for these services is $13.50 per account for the Government, Tax-Exempt and PSE Tech 100 Index Portfolios and $8.50 per account for the S&P 100 Plus, Select Value, and Dividend Achievers Portfolios. Ziegler is also entitled to reimbursement for all out of pocket expenses incurred in providing such services. Ziegler also has the right to retain certain service charges as described from time to time in the current Prospectus of the Portfolios. The Transfer and Dividend Disbursing Agency Agreement will continue in effect until terminated, and may be terminated by either party without cause on thirty (30) days' prior written notice. The Transfer and Dividend Disbursing Agency Agreement provides that Ziegler shall be indemnified by and not be liable to Principal Preservation or any Portfolio for any action taken or omitted by Ziegler under such agreement, except for liability for breach of Ziegler's obligation to maintain all Principal Preservation records in absolute confidence.

Other Services

         In addition to the foregoing, Ziegler also serves as the principal Distributor of each Portfolio's shares and receives commissions on sales of Portfolio shares. See "Purchase of Shares." Ziegler also receives reimbursement from each Portfolio for certain expenses Ziegler incurs in connection with distributing the Portfolio's shares pursuant to the Distribution Plan adopted by each Portfolio under Rule 12b-1 of the 1940 Act. See "Distribution Expenses." Fees paid to Ziegler for services provided in all of these capacities for the year (or portion thereof during which the particular Portfolio engaged in operations) ended December 31, 1997 are shown in the following table.





                                       COMMISSIONS ON
                                      PORTFOLIO SHARES                                            TRANSFER AND
                                       AND RULE 12B-1         ACCOUNTING/                           DIVIDEND
                                        DISTRIBUTION        PRICING FEES(1)     DEPOSITORY      DISBURSING AGENT
                                          FEES(1)                                 FEES(2)            FEES(1)
                                          -------           ---------------       -------            -------
Tax-Exempt                                  125,754             28,797            22,148              43,961
Government                                  100,754             22,601            17,621              44,404
S&P 100 Plus                                498,361             37,391            27,051              74,974
Dividend Achievers                          115,710             20,418            13,935              30,430
Select Value                                 60,863             19,000             4,282               5,978
PSE Tech 100 Index                           98,129             19,000             7,897              19,782
                                            -------             ------             -----              ------
  TOTAL                                     999,571            147,207            92,934             219,529




         (1) The amounts shown are for Class A shares only. Class B shares were first offered to investors June 1, 1998.



         (2) Prior to March 31, 1998, Principal Preservation served as its own custodian. The securities of each Portfolio were held by Ziegler, an affiliated person of Principal Preservation, as Depository. In addition, Ziegler performed certain administrative, clearing and recordkeeping functions for each Portfolio. For such services Ziegler was compensated at the rate of .055 of 1% of the first $10 million of each Portfolio's assets, .03 of 1% of the next $40 million of assets, .016 of 1% of the next $200 million of assets, and 0.015 of 1% of assets in excess of $250 million.


                             PERFORMANCE INFORMATION


         From time to time the Portfolios may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in that Portfolio over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of the Portfolio refers to the average annual total return for one, five and ten year periods (or so much thereof as a Portfolio has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge. In addition, the Tax-Exempt Portfolio may advertise its "tax equivalent yield," which is computed by dividing that portion of the Portfolio's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Portfolio's performance to performance figures published for other investment vehicles.

         Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or so much thereof as a Portfolio has been in existence) ended on the date of the balance sheet of the respective Portfolio, each of which has been incorporated by reference into this Statement of Additional Information, that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                        n
                                P(1 + T)  =ERV

Where:

         P        =        a hypothetical initial payment of $1,000
         T        =        average annual total return
         n        =        number of years
         ERV      =        ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods
                           (or fractional portion thereof).

         In some circumstances a Portfolio may advertise its total return for a 1, 2 or 3-year period, or the total return since the Portfolio commenced operations. In such circumstances the Portfolio will adjust the values used in computing return to correspond to the time period for which the information is provided.


         The average annual total returns for the Class A shares of each Portfolio for the 1, 5 and 10-year periods ended December 31, 1997 are set forth in the table below. The total returns for the Government and Tax-Exempt Portfolios have been restated to reflect the May 1, 1995 reduction in the maximum sales loads for those Portfolios from 4.5% to 3.5%. The total returns for the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios have been restated to reflect the September 8, 1997 increase in the maximum sales loads for those Portfolios from 4.50% to 5.25%.



                                                                                             FROM COMMENCEMENT OF
                                             1 YEAR         5 YEAR            10 YEAR              OPERATION
                                             ------         ------            -------        --------------------
Tax-Exempt Portfolio                             5.57%         6.71%           7.35%
Government Portfolio                             4.32%         5.31%           7.46%
S&P 100 Plus Portfolio                          20.12%        17.40%          15.48%
Dividend Achievers Portfolio                    21.15%        13.31%          13.97%
Select Value Portfolio                          20.53%           NA              NA                 18.19%
PSE Tech 100 Index Portfolio                    13.09%           NA              NA                 15.51%



         For illustrative purposes, each Portfolio may include in its supplemental sales literature from time to time a mountain graph that advertises the Portfolio's total return by depicting the growth in the value of an initial investment of $10,000 that a shareholder would have experienced in the relevant Portfolio since the commencement of the Portfolio's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Portfolio's operations through December 31, 1997 reflected along a horizontal axis.

         In some circumstances a Portfolio may advertise its total return for a 1, 2 or 3-year period, or the total return since the Portfolio commenced operations. In such circumstances, the Portfolio will adjust the values used in computing return to correspond to the time period for which the information is provided.

         Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                                      6
                   Yield = 2[( a-b  divided by cd + 1)  - 1]

Where:

         a =      dividends and interest earned during the period.
         b =      expenses accrued for the period (net of reimbursements).
         c =      the average daily number of shares outstanding during the
                  period that were entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period.

         The yields for certain of the Portfolios for the month ended December 31, 1997 were: 4.20% for the Tax-Exempt Portfolio, and 4.97% for the Government Portfolio. When advertising yield, a Portfolio will not advertise a one-month or 30-day period which ends more than 45 days before the date the advertisement is published.

         A tax equivalent yield is based on a 30-day (or one-month) period, and is computed by dividing that portion of the yield of the Tax-Exempt Portfolio (as computed in accordance with the description above) by one minus a stated income tax rate and adding the products to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

         The tax equivalent yield, assuming a 33% marginal tax rate, for the month ended December 31, 1997 was 6.27% for the Tax-Exempt Portfolio.

         Performance information for the Portfolios may be compared to various unmanaged indices, such as the S&P 500 (or in the case of the PSE Tech 100 Index Portfolio, the PSE Technology Index), as well as indices of similar mutual funds. The Portfolio's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc., or Weisenberger Investment Companies Service.

         An illustration may be used comparing the growth in value of an initial investment in a Portfolio compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Portfolio's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.

         In advertising and sales literature, the performance of a Portfolio may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data (and in particular the PSE Technology Index and the S&P 100 Stock Index for the PSE Tech 100 Index Portfolio and S&P 100 Plus Portfolio, respectively), and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of a Portfolio. Comparison of a Portfolio to an alternative investment will consider differences in features and expected performance.

         All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Principal Preservation generally believes to be accurate. A Portfolio may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Principal Preservation assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention a Portfolio or Principal Preservation include, but are not limited to, the following:

 The Business Journal                Milwaukee Journal Sentinel
 Business Week                       Money
 Changing Times                      Mutual Fund Letter
 Chicago Tribune                     Mutual Fund Values
 Chicago Sun-Times                     (Morningstar)
 Crain's Chicago                     Newsweek
 Business                            The New York Times
 Consumer Reports                    Pension and Investments
 Consumer Digest                     Personal Investor
 Financial World                     Stanger Reports
 Forbes                              Time
 Fortune                             USA Today
 Investor's Daily                    U.S. News and World Reports
 Los Angeles Times                   The Wall Street Journal


         When a newspaper, magazine or other publication mentions Principal Preservation or a Portfolio, such mention may include: (i) listings of some or all of the Portfolio's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Portfolio, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information or similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of Principal Preservation or the Portfolio manager's economic and market outlook, general and for the Portfolio.

         A Portfolio may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

         The performance of the Select Value Portfolio may be compared to any or all of the following indexes or averages:



Dow-Jones Industrial Average                            New York Stock Exchange Composite Index
Russell 2000 Small Stock Index                          American Stock Exchange Composite Index
Russell Mid-Cap Stock Index                             NASDAQ Composite
Russell 2500 Index                                      NASDAQ Industrials
Standard & Poor's 500 Stock Index                       (These indexes generally reflect the performance of
Standard & Poor's 400 Industrials                       stock traded in the indicated markets.)
Standard & Poor's Mid-Cap 400 Index
Wilshire 5000
Wilshire 4500
Wilshire 4000
(These indexes are widely recognized indicators
of general U.S. stock market results.)


         The performance of the Select Value Portfolio may also be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar

U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

         Lipper Small Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds.

         The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Select Value Portfolio may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Select Value Portfolio to a different category or develop (and place the Portfolio into) a new category, the Portfolio may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Select Portfolio may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Portfolio's risk score (which is a function of the Portfolio's monthly returns less the 3-month Treasury bill return) from the Portfolio's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risks, or both.

         To illustrate the historical returns on various types of financial assets, the Select Value Portfolio may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Portfolio may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Principal Preservation to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stock (small-capitalization, large-capitalization, or both).


                   DETERMINATION OF NET ASSET VALUE PER SHARE

         Shares are sold at their net asset value per share plus the applicable sales charge, if any. See "Purchase of Shares." Net asset value per share of each Portfolio is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the Portfolio's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

         The net asset value per share will be calculated as of the close of trading on the New York Stock Exchange (the "Exchange") at least once every weekday, Monday through Friday, except on customary national business holidays which result in the closing of the Exchange (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The calculation is as of the close of trading on the Exchange for the S&P 100 Plus, Select Value, Dividend Achievers and PSE Tech 100 Index Portfolios, 2:30 p.m. New York time for the Tax-Exempt Portfolio, and 3:00 p.m. New York time for the Government Portfolio.

         Hedging instruments will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid, or above the asked, price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the asked, the instrument will be valued at the asked price at the close of the Exchange. The municipal securities in which the Portfolios will invest are traded primarily in the over-the-counter market. Securities for which market quotations are readily available will be valued in the same manner as for hedging instruments. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. Each Portfolio intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors. Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.


                               PURCHASE OF SHARES

         Ziegler acts as the principal Distributor for each of the Portfolios. Ziegler will allow Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between Principal Preservation and Ziegler will continue from year to year if it is approved annually by Principal Preservation's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Agreement may be terminated at any time by either party on 60 days notice and will automatically terminate if assigned.


Class A Shares



         The public offering price of a Portfolio's Class A shares is the net asset value plus a maximum front-end sales charge of 3.50% for the Tax-exempt and Government Portfolios, and

5.25% for the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios.



         For the fiscal years ended December 31, 1997, 1996 and 1995 (or the portion of such year during which the relevant Portfolio was in operation), commissions earned on sales of Class A shares of all of the Portfolios aggregated $1,350,229, $575,000 and $503,000, respectively.





                                          Commissions and Rule 12b-1 Fees Earned by Ziegler on Sales of
                                          Portfolio Class A Shares for Year Ended December 31,
                                          --------------------------------------------------------------
Portfolio                                     1997                   1996                       1995
---------                                     ----                   ----                       ----
Tax-Exempt                                  125,754                116,620                     46,341
Government                                 $100,754               $117,555                   $ 76,633
S&P 100 Plus                                498,361                338,856                    177,540
Dividend Achievers                          115,710                 86,901                     35,089
Select Value                                 60,863                 17,964                     18,676
PSE Tech 100 Index                           98,129                  9,435(1)                      --
                                         ----------               --------                   --------
    TOTAL                                 $ 999,571               $687,331                   $354,279
                                         ==========               ========                   ========





----------------------


(1) Reflects commissions earned on sales of Class A shares of the PSE Tech 100 Index Portfolio for the period from June 10, 1996 (commencement of operations) through December 31, 1996.



         Class A shares of a Portfolio may be purchased by certain classes of persons without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.



         Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which: (1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of one or more of the Portfolios at a discount; and (3) has more than ten members, is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the Portfolios, and agrees to include sales and other materials related to Principal Preservation in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares -- Reduced Front-end Sales Charge" in the Prospectus.



Class B Shares

         You may purchase Class B shares of the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios. The public offering price of Class B shares is net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the current net asset value or original cost) if the Class B shares are redeemed within six years after purchase (See "Purchasing Shares" in the Prospectus). The Portfolios began offering Class B shares June 1, 1998.



                                   TAX STATUS

         Each series of a series company, such as Principal Preservation, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.


         Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, each Portfolio must satisfy a number of requirements. Among such requirements is the requirement that less than 30 percent of a Portfolio's gross income be derived from the sale or other disposition of securities (net of losses on designated hedges) held for less than three months. In determining this gross income requirement, a loss from the sale or other disposition of securities does not enter into the computation.


         Gain or loss on the sale of U.S. Government securities held by a Portfolio for more than six months will generally be long-term capital gain or loss. Gain or loss on the sale of U.S. Government securities held for six months or less will be short-term capital gain or loss. Gain or loss on the sale, exchange, lapse, or termination of an option on securities will generally be treated as a gain or loss from the sale of securities.

         For information on federal taxation of options and futures, see "Investment Program Federal Taxation of Options and Futures."

         A portion of each Portfolio's (other than the Tax-Exempt Portfolio) net investment income will qualify for the 70% dividends received deduction for corporations. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Portfolio for the year. If less than 100% of the Portfolio's gross income constitutes dividend income, then only a portion of distributions by the Portfolio will be treated as dividend income for purposes of computing the dividends received deduction for corporations.

         Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup Federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if one of the Portfolios is notified that the shareholder has underreported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

         Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares will not be deductible for Federal income tax purposes. Further, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisor before purchasing a Portfolio's shares.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of March 27, 1998, no person was known to the Fund to be the "beneficial owner" (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of the outstanding shares of the Fund's common stock, or of any of the Portfolios, except that: (i) Ottawa County, #28, P.O. Box 705, 414 Washington, Grand Haven, Michigan owned beneficially 422,354 shares of the Government Portfolio, or approximately 9.76% of all outstanding shares of that Portfolio; (ii) Washtenah Community College, P.O. Box D1, Ann Arbor, Michigan owned beneficially 241,164 shares of the Government Portfolio, or approximately 5.57% of all outstanding shares of that Portfolio; (iii) Barbara Wilson, 700 San Antonio Street, Ojai, California owned beneficially 132,521 shares of the Dividend Achievers Portfolio, or approximately 8.37% of all outstanding shares of that Portfolio; (iv) Ziegler Growth Retirement Plan, 215 North Main Street, West Bend, Wisconsin owned beneficially 195,050 shares of the Select Value Portfolio, or approximately 24.57% of all outstanding shares of that Portfolio; (v) B. C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin owned beneficially 60,538 shares of the Select Value Portfolio, or approximately 7.63% of all outstanding shares of that Portfolio; and (vi) Hamac & Co., P.O. Box 26246, Richmond, Virginia owns beneficially 171,421 shares of the PSE Tech 100 Index Portfolio, or approximately 6.53% of all outstanding shares of that Portfolio. Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the transfer agent.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Basic information with respect to portfolio transactions and brokerage is set forth in the Prospectus under "Portfolio Transactions and Brokerage." In addition to the conditions and limitations there described, in the event Ziegler or another affiliate of an Advisor is utilized as a broker by Principal Preservation, and other clients of such Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to a Portfolio.

         During the fiscal years ended December 31, 1997, 1996 and 1995 (or the portion of such year during which the relevant Portfolio was in operation), the aggregate brokerage commissions paid by each Portfolio to Ziegler or an affiliate of Ziegler were as follows:



                                            BROKERAGE COMMISSIONS PAID TO ZIEGLER OR ITS AFFILIATES
                                                         FOR YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------
PORTFOLIO                                 1997                       1996                   1995
---------                                 ----                       ----                   ----
Government                              $   --                      $  -0-                 $  -0-
Tax-Exempt                                  --                         -0-                    -0-
S&P 100 Plus                                --                         -0-                    -0-
Select Value                                --                         -0-                     --
Dividend Achievers                       9,685                      10,458                 17,596
PSE Tech 100 Index                          --                         -0-                    -0-
                                        ------                     -------                -------
    TOTAL                               $9,685                     $10,458                $17,596
                                        ======                     =======                =======

         The amount received by Ziegler or other affiliates of an Advisor during the year ended December 31, 1997 constituted 11.07% of the aggregate brokerage commissions paid by Principal Preservation during that year, and the brokerage commissions earned by Ziegler or other affiliates of an Advisor during that year were earned on approximately 7.10% of the total dollar amount of portfolio transactions of Principal Preservation which involved the payment of commissions. The difference in these percentages is attributable to the fact that commissions on equity and index options in which the S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio invest, the trading of which is not directed to an affiliate of any Advisor, are based upon the number of contracts rather than the underlying value of the contracts. Therefore, there is an artificial difference between the percentage of brokerage commissions paid to such affiliates compared to the percentage of aggregate dollar amount of portfolio transactions.


                              DISTRIBUTION EXPENSES

         Principal Preservation's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

         The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of Principal Preservation's shares (such as sale or placement of Principal Preservation's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Portfolios, to pay for sales literature and other promotional material, and to make payments to its sales personnel. The Plan also entitles the Distributor to receive a fee of .25 of 1% on an annual basis of the average daily net assets of Portfolio shares that are owned of record by the Distributor as nominee for the Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by Principal Preservation or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified reci-pients or expenses will be reimbursed or paid by Principal Preservation, up to maximum annual amounts established under the terms of the Plan.


Class A Shares



         The maximum amount of fees payable under the Plan during any calendar year with respect to Class A Shares of the Tax-Exempt, Government, S&P 100 Plus, Dividend Achievers, Select Value or PSE Tech 100 Index Portfolios may not exceed an amount equal to 0.25 of 1% of the average daily net assets of any such Portfolio over the relevant year.



Class B Shares


         The maximum amount of fees payable under the Plan during any calendar year by the S&P 100 Plus, Dividend Achievers, Select Value or PSE Tech 100 Index Portfolios may not exceed an amount equal to 1.00 of 1% of the average daily net assets of any such Portfolio over the relevant year as a 12b-1 distribution fee. A part of the distribution fee equal to 0.75 of 1% of the average daily net assets of the Portfolios will be paid to reimburse the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B shares.


         The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan. Payments under the Plan to the Distributor for the year ended December 31, 1997 for each Portfolio are shown in the table under "Management of Principal Preservation -- Other Services" above.

         The Plan states that if and to the extent that any of the payments by Principal Preservation listed below are considered to be "primarily intended to result in the sale of shares" issued by a Portfolio within the meaning of the Rule, such payments by Principal Preservation are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of Principal Preservation or other funds or other investments; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of Principal Preservation's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of Principal Preservation and or their shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Principal Preservation's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

         The Plan also states that it is recognized that the costs of distribution of Principal Preservation's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisors are dependent primarily on the advisory fees paid by Principal Preservation to Ziegler. If and to the extent that any investment advisory fees paid by Principal Preservation might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by Principal Preservation, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which Principal Preservation is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

         Under the Plan, Principal Preservation is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing Principal Preservation's shares or providing administrative assistance to Principal Preservation or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

         The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

         The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of Principal Preservation (or with respect to any Portfolio, by the vote of a majority of the outstanding shares of such Portfolio). The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of Principal Preservation is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.





                   COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

         Quarles & Brady, as counsel to Principal Preservation, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus. Arthur Andersen LLP, independent public accountants, are the auditors of Principal Preservation.


                                     EXPERTS

         The audited financial statements of the Portfolios incorporated by reference into the Prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and incorporated by reference into the Prospectus in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.


                                PORTFOLIO RATINGS

         A Portfolio may obtain and use a rating from a nationally recognized statistical rating organization. A rating on the shares of an investment company is a current assessment of creditworthiness with respect to the investments held by such fund. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which a Portfolio's expenses or portfolio asset sales for less than the Portfolio's purchase price will reduce yield or return. In addition, the rating is not a recommendation to purchase, sell, or hold units, inasmuch as the rating does not comment as to market price of the shares or suitability for a particular investor.


                  DESCRIPTION OF RATINGS OF CERTAIN SECURITIES

         As set forth in the Prospectus under the captions "Investment Objectives" and "Additional Investment Practices And Risks," generally, each Portfolio will limit its investment in debt securities to those which are rated in one of certain specified categories by a Nationally Recognized Statistical Rating Organization or are U.S. Government Securities. The following is a brief description of the rating systems used by three of these organizations.

CORPORATE AND MUNICIPAL BOND RATINGS

Standard & Poor's Ratings Services

         An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers or lessees.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation; and

         III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         S&P's four highest rating categories are as follows:

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

         BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protective parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

Moody's Investors Service, Inc.

         The purpose of Moody's Ratings is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. Moody's four highest rating categories are as follows:

         Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch Investors Service, Inc.

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch's four highest rating categories are:

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

General

         The S&P and Fitch "AA", "A" and "BBB" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The letter "p" following an S&P rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his or her own judgment with respect to such likelihood and risk.

         The word "Conditional" following a Fitch rating indicates the rating is conditional and is premised on the successful completion of a project or the occurrence of a specific event.

         Moody's security rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         The symbol "Con" in a rating by Moody's indicates a provisional rating given to bonds for which the security depends upon the completion of some act of the fulfillment of some condition. These are bonds secured by: (1) earnings of projects under construction; (2) earnings of projects unseasoned in operating experience; (3) rentals which begin when facilities are completed; or (4) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTE RATINGS

Moody's Investors Service, Inc.

         MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's Ratings Services

         SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

         SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         -Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

         -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

Fitch Investors Service, Inc.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

           Fitch also uses the symbol "LOC" which indicates that the rating is based on a letter of credit issued by a commercial bank.

RATINGS OF COMMERCIAL PAPER

Standard & Poor's Ratings Services

           S&P ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

         A-1. This designation indicates the degree of safety regarding timely payment is overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted with a "plus" (+) designation.

         A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

         A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C. Issues rated "C" are regarded as having a doubtful capacity for payment.

         D.       Issues rated "D" are in payment default.

Moody's Investors Service, Inc.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1. Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment or short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above in the Prime-1 category but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

                              FINANCIAL STATEMENTS

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.


         The following audited financial statements and footnotes thereto of Principal Preservation Portfolios, Inc., including the Government, Tax-Exempt, S&P 100 Plus, Select Value, Dividend Achievers and PSE Tech 100 Index Portfolios, and the Report of the Independent Public Accountants thereon, are incorporated herein by reference from Principal Preservation's 1997 Annual Report to Shareholders.

         (1)      Balance Sheets of each Portfolio dated December 31, 1997.

         (2) Statements of Changes in Net Assets of each Portfolio for the years ended December 31, 1997 and 1996 (except that this Statement for the PSE Tech 100 Index Portfolio covers the year ended December 31, 1997 and the period from June 10, 1996 (commencement of operations) through December 31, 1996)

         (3) Statements of Operations of each Portfolio for the year ended December 31, 1997.



         A copy of the Annual Report may be obtained free of charge by writing or calling Principal Preservation, 215 North Main Street, West Bend, Wisconsin 53095, Telephone, 1-800-826-4600.

PRINCIPAL PRESERVATION PORTFOLIOS, INC.

         215 North Main Street
         West Bend, Wisconsin 53095


INVESTMENT ADVISORS

         Ziegler Asset Management, Inc.
         215 North Main Street
         West Bend, Wisconsin  53095

         Skyline Asset Management, Inc.
         (Sub-Advisor to Select Value Portfolio)
         311 South Wacker Drive
         Suite 4500
         Chicago, Illinois  60606


DISTRIBUTOR, ACCOUNTING/PRICING AGENT
AND TRANSFER AND DIVIDEND DISBURSING AGENT


         B.C. Ziegler and Company
         215 North Main Street
         West Bend, Wisconsin 53095


CUSTODIAN


         Firstar Trust Company
         777 East Wisconsin Avenue
         Milwaukee, Wisconsin 53202



LEGAL COUNSEL

         Quarles & Brady
         411 East Wisconsin Avenue
         Milwaukee, Wisconsin 53202


INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP
         100 East Wisconsin Avenue
         Milwaukee, Wisconsin 53202

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.




                     ---------------------------------------


                                  JUNE 1, 1998



                       STATEMENT OF ADDITIONAL INFORMATION

                     ---------------------------------------

                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.

Part C.  Other Information

Item 24.  Financial Statements and Exhibits

                  (a) Financial Statements of the Registrant included or incorporated by reference into Part B for each series:

                          (1)      Balance Sheet

                          (2)      Statement of Changes in Net Assets

                          (3)      Statement of Operations

                          (4)      Schedule of Investments

                          (5)      Report of Independent Public Accountants

                  (b)     Exhibits:

                          See Exhibit Index following Signature Page, which
                          Exhibit Index is incorporated herein by this reference.

Item 25.          Persons Controlled by or under Common Control with Registrant

                  Not applicable.

Item 26.          Number of Holders of Securities

                  As of March 30, 1998, the number of record holders of each class of securities of Registrant or its predecessors, as the case may be, was:


                                                           NUMBER OF HOLDERS OF RECORD OF
PORTFOLIO                                                      SHARES OF COMMON STOCK
---------                                                      ----------------------
Tax-Exempt Portfolio                                                    2063
Government Portfolio                                                    1927
S&P 100 Plus Portfolio                                                  5955
Dividend Achievers Portfolio                                            2179
Select Value Portfolio                                                   709
PSE Tech 100 Index                                                      3386
Wisconsin Tax-Exempt Portfolio                                          1105
Cash Reserve Portfolio
   Class X Common Stock                                                  52
   Class Y Common Stock                                                  68


Item 27.          Indemnification

                  Reference is made to Article IX of the Registrant's Bylaws filed as Exhibit No. 2 to its Registration Statement with respect to the indemnification of Registrant's directors and officers, which is set forth below:

                  Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

                           (a) whether or not there is an adjudication of
                  liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

                           (b) the Corporation shall not indemnify any person
unless:

                                    (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                                    (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

         Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

                  (1) such person shall provide adequately security for his undertaking;

                  (2) the Corporation shall be insured against losses arising by reason of such advance; or

                  (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

         Section 9.2 Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

         Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser

         (a)      Ziegler Asset Management, Inc.

                  Ziegler Asset Management, Inc. is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as investment advisor to all of the Registrant's Portfolios.

                  Set forth below is a list of the officers and directors of Ziegler Asset Management, Inc. as of December 31, 1997, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:



                                            POSITION WITH
                                            ZIEGLER ASSET
NAME                                          MANAGEMENT                            OTHER AFFILIATIONS(1)
----                                          ----------                            ---------------------
P. D. Ziegler                    Chairman and Director                 Chairman of the Board, President, Chief
                                                                       Executive Officer and Director, B.C. Ziegler
                                                                       and Company; Chairman, Ziegler Securi-
                                                                       ties; Director, West Bend Mutual Insurance
                                                                       Company, 1900 S. 18th Avenue, West
                                                                       Bend, WI  53095 (insurance company)
Geoffrey G. Maclay, Jr.          President and Chief Executive         President and Chief Executive Officer,
                                 Officer                               Ziegler Asset Management, Inc.
R. D. Ziegler                    Senior Vice President and Di-         Chairman and Director, Principal Preserva-
                                 rector                                tion Portfolios, Inc., Director, Johnson
                                                                       Controls, Inc., 5757 N. Green Bay Avenue,
                                                                       Milwaukee, WI 53201 (manufacturing)

Robert J. Tuszynski              Vice President                        Senior Vice President, B.C. Ziegler and
                                                                       Company; President, Chief Executive Offi-
                                                                       cer and Director of Principal Preservation
                                                                       Portfolios, Inc.
M. J. Dion                       Vice President - Portfolio            None
                                 Manager and Chief Investment
                                 Officer
R. F. Patek                      Vice President - Portfolio            None
                                 Manager
D. R. Wyatt                      Vice President - Retirement Plan      None
                                 Services
J. R. Yovanovich                 Corporate Secretary                   Corporate Secretary, B.C. Ziegler and Com-
                                                                       pany
J. C. Vredenbregt                Treasurer                             Vice President - Treasurer and Controller,
                                                                       B.C. Ziegler and Company; Assistant
                                                                       Treasures; Ziegler Securities
D.L. Lauterbach                  Vice President                        None
W.E. Hansen                      Vice President                        None
J.R. Wyatt                       Vice President                        None
Jay Ferrara, Jr.                 Vice President - Portfolio            None
                                 Manager and Analyst

-------------------------

(1) Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

         (b)      Skyline Asset Management, L.P.

                  Skyline Asset Management, L.P. ("Skyline") is a limited partnership whose general partner is Affiliated Managers Group, Inc. ("AMG") and whose limited partners consist of corporations owned by four former management employees of Skyline's predecessor in interest, namely Messrs. Dutton, Kailin, Lutz and Maloney. AMG may be deemed to be controlled by Advent VII, L.P., by virtue of the fact that Advent VII, L.P. owns more than 50% of the voting stock of AMG. Advent VII, L.P. in turn may be deemed to be controlled by its sole general partner, TA Associates VII, L.P., a limited partnership, which in turn may be deemed to be controlled by its sole general partner, TA Associates, Inc. Skyline's principal executive offices are located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. AMG's principal executive offices are located at One International Place, Boston, Massachusetts 02110. The address of each of Advent VII, L.P., TA Associates VII, L.P. and TA Associates, Inc. is c/o TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02110.

                  Set forth below is a list of the officers and directors of Skyline Asset Manage ment, L.P. as of December 31, 1997, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606):


                                        POSITION WITH SKYLINE ASSET
NAME                                         MANAGEMENT, L.P.                          PRINCIPAL OCCUPATION
----                                         ----------------                          --------------------
William M. Dutton                   Chief Investment Officer and        Chief Investment Officer of Skyline Asset
                                    Limited Partner                     Management, L.P. since June, 1995; Executive
                                                                        Vice President, Mesirow Asset Management,
                                                                        Inc., from April, 1984 through August, 1995;
                                                                        President, Skyline Fund (registered investment
                                                                        company)

William L. Achenbach                Trustee                             President, W.L. Achenbach & Associates, Inc.,
                                                                        a financial counseling firm, since July 1992.
Paul J. Finnegan                    Trustee                             Vice President, Madison Dearborn Partners,
                                                                        Inc., a venture capital firm, since January 1993.
David A. Martin                     Trustee                             Attorney and Principal, Righeimer, Martin &
                                                                        Cinquino.
Richard K. Pearson                  Trustee                             Retired; Director, Citizens Savings Bank
                                                                        (Anamosa, Iowa),  and Director, First Commu
                                                                        nity Bank (Milton, Wisconsin).  Previously,
                                                                        Director and President, LaSalle Bank,
                                                                        Westmont, (Westmont, Illinois), from 1994 to
                                                                        1997, and Director, Chief Executive Officer,
                                                                        and President, LaSalle Bank, Northbrook
                                                                        (Northbrook, Illinois), from  1986 to 1994.
Stephen F. Kendall                  President                           President, Skyline Asset Management, L.P.,
                                                                        since  January 1998.  Previously, Regional Vice
                                                                        President, Metro Region, Nabisco Biscuit
                                                                        Company.


                                        POSITION WITH SKYLINE ASSET
NAME                                         MANAGEMENT, L.P.                          PRINCIPAL OCCUPATION
----                                         ----------------                          --------------------
Kenneth S. Kailin                   Principal - Portfolio Manager       Principal - Portfolio Manager, Skyline Asset
                                    and Limited Partner                 Management, L.P. since June, 1995; Senior
                                                                        Vice President, Mesirow Asset Management,
                                                                        Inc., from April, 1987 through August, 1995;
                                                                        Executive Vice President, Skyline Fund (regis-
                                                                        tered investment company)
Geoffrey P. Lutz                    Principal - Institutional Mar-      Principal - Institutional Marketing, Skyline Asset
                                    keting and Limited Partner          Management, L.P. since June, 1995; Vice
                                                                        President, Mesirow Asset Management, Inc.,
                                                                        May, 1992 through August, 1995; prior there-
                                                                        to, Registered Representative, Mesirow
                                                                        Financial, Inc. and Mesirow Investment
                                                                        Services, Inc. (registered brokers-dealers/ invest-
                                                                        ment advisers); Executive Vice President, Sky-
                                                                        line Fund (registered investment company)
Michael Maloney                     Principal - Securities Analyst      Principal - Securities Analyst, Skyline Asset
                                    and Limited Partner                 Management, L.P., since June, 1995; Invest-
                                                                        ment Analyst, Mesirow Asset Management, Inc.
                                                                        from February, 1993 through August, 1995;
                                                                        prior thereto Investment Analyst, Baker Fentress
                                                                        & Co. (investment manager); Senior Vice Presi-
                                                                        dent, Skyline Fund (registered investment com-
                                                                        pany)
Daren C. Heitman                    Portfolio Manager                   Portfolio Manager, Skyline Asset Management,
                                                                        L.P., since August 1997; Securities Analyst
                                                                        Skyline Asset Management, L.P. from Septem-
                                                                        ber 1995 to August 1997;  Securities Analyst
                                                                        with Mesirow Asset Management, Inc. from
                                                                        May 1994 to August 1995, and Securities
                                                                        Analyst with Mesirow Financial, Inc. from
                                                                        January 1993 to May 1994.
Stephen F. Kendall                  President                           President of Skyline Asset Management since
                                                                        January 1998; Regional Vice President, Metro
                                                                        Region, Nabisco Biscuit Company.
Scott C. Blim                       Chief Financial Officer             Chief Financial Officer, Skyline Asset
                                                                        Management, L.P. since September, 1995; Vice
                                                                        President, Director and Chief Administrative
                                                                        Officer, Murray Johnstone International Ltd.
                                                                        (investment firm) from 1989 to 1994; Secretary
                                                                        and Treasurer, Skyline Fund (registered invest-
                                                                        ment company)


Michelle M. Brennan                 Director of Fund                    Director of Fund Marketing, Skyline Asset
                                    Marketing                           Management, since August 1996; previously
                                                                        Regional Marketing Associate, Strong Capital
                                                                        Management







Item 29.          Principal Underwriters

         (a)


                                                              OTHER INVESTMENT COMPANIES FOR WHICH
                                                             UNDERWRITER ACTS AS UNDERWRITER, DEPOSI-
UNDERWRITER                                                         TOR OR INVESTMENT ADVISER
-----------                                                         -------------------------
B.C. Ziegler and Company                            An underwriter for American Tax-Exempt
                                                    Bond Trust, Series 1 (and
                                                    subsequent series); Ziegler
                                                    U.S. Government Securities
                                                    Trust, Series 1 (and
                                                    subsequent series); American
                                                    Income Trust, Series 1 (and
                                                    subsequent series); Ziegler
                                                    Money Market Trust; The
                                                    Insured American Tax-Exempt
                                                    Bond Trust, Series 1 (and
                                                    subsequent series); and
                                                    principal underwriter for
                                                    Portico Funds.


         (b) Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of December 31, 1997, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years. None of the persons identified serves as an officer or director of the Registrant, except that Robert J. Tuszynski serves as President, Chief Executive Officer and a Director of the Registrant, and S. Charles O'Meara serves as Secretary of the Registrant. The address of each officer and director of B.C. Ziegler and Company is 215 North Main Street, West Bend, Wisconsin 53095, Phone (414) 334-5521.


                                                  POSITION WITH(1)                         POSITION WITH
                NAME                         B.C. ZIEGLER AND COMPANY                  PRINCIPAL PRESERVATION
                ----                         ------------------------                  ----------------------
Peter D. Ziegler                     Chairman of the Board,
                                     President, Chief Executive
                                     Officer and Director

S. Charles O'Meara                   Senior Vice President and                               Secretary
                                     General Counsel and Director
D.A. Wallstead                       Senior Vice President -Chief
                                     Financial Officer
John C. Wagner                       Senior Vice President - Ziegler
                                     Investment Division
                                     Retail Sales and Director
Ronald N. Spears                     Senior Vice President - Ziegler
                                     Investment Division
Donald A. Carlson, Jr.               Senior Vice President
Neil L. Fuerbringer                  Senior Vice President -
                                     Administration
Michael P. Doyle                     Senior Vice President - Ziegler
                                     Investment Division
                                     Retail Operations


(1)Ziegler Investment Division and Ziegler Securities are divisions of B. C. Ziegler and Company


                                                  POSITION WITH(1)                         POSITION WITH
                NAME                         B.C. ZIEGLER AND COMPANY                  PRINCIPAL PRESERVATION
                ----                         ------------------------                  ----------------------
Robert J. Tuszynski                  Senior Vice President - Ziegler                 President, Chief Executive
                                     Investment Division                                Officer and Director
Richard J. Glaisher                  President and Chief Executive
                                     Officer - Ziegler Investment
                                     Division
R. R. Poggenburg                     Senior Vice President - Ziegler
                                     Investment Division
D. A. Carlson, Jr.                   President, Chief Executive
                                     Officer and Treasurer - Ziegler
                                     Securities
J. M. Annett                         Senior Vice President and
                                     National Director of Senior
                                     Living Finance - Ziegler
                                     Securities
S. R. Arnold                         Senior Vice President - TFI
                                     Institutional Sales - Ziegler
                                     Securities
T. L. DiGaloma                       Senior Vice President - TFI
                                     Institutional Sales and Trading
                                     - Ziegler Securities
C. W. Kearns                         Senior Vice President - Co-
                                     Manager of TFI - Ziegler
                                     Securities
L. A. Lekai                          Senior Vice President - TFI
                                     Institutional Sales and Trading
                                     - Ziegler Securities
M. P. McDaniel                       Senior Vice President and
                                     Director of Tax-Exempt Sales
                                     and Trading - Ziegler
                                     Securities
T. R. Paprocki                       Senior Vice President and
                                     Director of Capital Markets -
                                     Ziegler Securities
P. C. Staaf                          Senior Vice President - Co-
                                     Manager of TFI - Ziegler
                                     Securities
J. B. Sterns                         Senior Vice President and
                                     National Director of
                                     Healthcare Finance - Ziegler
                                     Securities

1Ziegler Investment Division and Ziegler Securities are divisions of B. C. Ziegler and Company


                                                  POSITION WITH(1)                         POSITION WITH
                NAME                         B.C. ZIEGLER AND COMPANY                  PRINCIPAL PRESERVATION
                ----                         ------------------------                  ----------------------
M. A. Baumgartner                    Senior Vice President - Ziegler
                                     Securities
D. J. Hermann                        Senior Vice President - Ziegler
                                     Securities
J. J. O'Keefe                        Senior Vice President - Ziegler
                                     Securities
D. M. Rognerud                       Senior Vice President - Ziegler
                                     Securities

(1)Ziegler Investment Division and Ziegler Securities are divisions of B. C. Ziegler and Company

Item 30.          Location of Accounts and Records
                  --------------------------------
                  (a)      B.C. Ziegler and Company
                           215 North Main Street
                           West Bend, Wisconsin 53095

                           General ledger, including subsidiary ledgers; corporate records and contracts; Portfolio ledger; and shareholder documents, including IRA documents.

                  (b)      Ziegler Asset Management, Inc.
                           215 North Main Street
                           West Bend, Wisconsin  53095

                           Transaction journals and confirmations for portfolio trades for all of the Portfolios of the Registrant, except for the Select Value Portfolio.

                  (c)      Skyline Asset Management, L.P.
                           311 South Wacker Drive
                           Suite 4500
                           Chicago, Illinois  60606

                           Transaction journals and confirmations for portfolio trades for the Select Value Portfolio.

Item 31.          Management Services

                  Not applicable

Item 32.          Undertakings

                  Registrant undertakes that, at the request of the shareholders holding 10% or more of the outstanding shares of the Registrant, the Registrant will hold a special meeting for the purpose of considering the removal of a director from office, and the Registrant will cooperate with and assist shareholders of record who notify the Registrant that they wish to communicate with the other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the Investment Company Act of 1940, as amended.

                  Registrant undertakes to furnish a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge, to each person to whom a Prospectus is delivered.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of West Bend, State of Wisconsin on this 31st day of March, 1998.

                             PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                   /s/ Robert J. Tuszynski
                            By:------------------------------------
                                Robert J. Tuszynski, President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement on Form N-1A has been signed on this 31st day of March, 1998, by the following persons in the capacities indicated.


                            SIGNATURE                                                   TITLE
                            ---------                                                   -----
/s/ R. D. Ziegler                                                 Director and Chairman of the Board
-------------------------------
R. D. Ziegler

/s/ Robert J. Tuszynski                                           Director and President (Chief Executive
-------------------------------                                   Officer)
Robert J. Tuszynski


/s/ Franklin P. Ciano                                             Chief Financial Officer and Treasurer
-------------------------------                                   (Chief Financial and Accounting
Franklin P. Ciano                                                 Officer)


Richard H. Aster*                                                 Director
-------------------------------
Richard H. Aster

August J. English*                                                Director
-------------------------------
August J. English

Ralph J. Eckert*                                                  Director
-------------------------------
Ralph J. Eckert


*By:     /s/ Robert J. Tuszynski
         --------------------------------------------
         Robert J. Tuszynski pursuant to a Power of
         Attorney dated January 19, 1996 filed
         herewith (see following page)

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints R. D. Ziegler, Robert J. Tuszynski and S. Charles O'Meara, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf, in any and all capacities, Principal Preservation Portfolios, Inc.'s Registration Statement on Form N-1A (Registration No. 811-4401 under the Securities Act of 1933; File No. 33-12 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instru ments which such attorneys and agents, or any of them, deem necessary or advisable to enable Principal Preservation Portfolios, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

         IN WITNESS WHEREOF, each of the undersigned directors of Principal Preservation Portfolios, Inc. has hereunto set his hand as of this 19th day of January, 1996.


/s/ R. D. Ziegler                                                               /s/ Richard H. Aster
------------------------------                                                  ---------------------------
R. D. Ziegler                                                                   Richard H. Aster


/s/ Robert J. Tuszynski                                                         /s/ August J. English
------------------------------                                                  ---------------------------
Robert J. Tuszynski                                                             August J. English


                                                                                /s/ Ralph J. Eckert
                                                                                ---------------------------
                                                                                Ralph J. Eckert


                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                                          DESCRIPTION
1(a)                     Restated and Amended Articles of Incorporation(8)
1(b)                     December 29, 1995 Articles Supplementary(1)
1(c)                     Articles Supplementary for PSE Tech 100 Index Portfolio filed June 12,
                         1996(5)
2                        By-Laws, as amended through January 20, 1995(8)
3                        N/A
4                        The Registrant's Amended and Restated Operating Plan
5(a)                     Investment Advisory Agreement pertaining to assets of Dividend
                         Achievers Portfolio(4)
5(b)                     Investment Advisory Agreement pertaining to the assets of Tax-Exempt,
                         S&P 100 Plus, Government, Wisconsin Tax-Exempt, Select Value, and
                         PSE Tech 100 Index Portfolios(5)
5(c)                     Sub-Advisory Agreement with Skyline Asset Management, L.P.(4)
5(d)                     Investment Advisory Agreement with Ziegler Asset Management, Inc.
                         with respect to the Cash Reserve Portfolio(3)
6(a)                     Distribution Agreement(5)
6(b)                     Form of Selected Dealers Agreement(5)
7                        N/A
9(a)                     Transfer and Dividend Disbursing Agent Agreement(5)
9(b)                     License Agreement with Standard & Poor's Corporation(*)
9(c)                     Accounting/Pricing Agreement between Registrant and B.C. Ziegler and
                         Company(5)
9(d)                     Shareholder Servicing Agreement by and between B.C.
                         Ziegler and Company and the Registrant, as amended,
                         relating to Class X Shares of the Cash Reserve
                         Portfolio(6)
9(e)                     Administrative Services Agreement with Ziegler Asset Management,
                         Inc. with respect to the Cash Reserve Portfolio(1)
9(f)                     License Agreement with Pacific Stock Exchange Incorporated(7)
10                       Opinion of Counsel(8)
11(a)                    Consent of Independent Public Accountants
11(b)                    Consent of Counsel (contained in Exhibit 10)
12                       N/A
14                       Model Retirement Plan*
15                       Rule 12b-1 Distribution Plan, as amended

EXHIBIT
NUMBER                                                          DESCRIPTION
-------                                                         -----------
16                       Schedule for Computation of Performance Quotations*
17                       Financial Data Schedules (Included as Exhibit 27)
18                       See Exhibit 4
27                       Financial Data Schedules

---------------------

* Denotes previously filed as part of Registrant's Registration Statement on Form N-1A or an amendment thereto, and incorporated herein by reference.

(1) Previously filed as part of Registrant's Registration Statement on Form N-14 (Reg. No.333-99010) filed with the Commission on November 3, 1995.

(2) Previously filed as part of Registrant's Registration Statement on Form N-14 (Reg. No. 333-01123) filed with the Commission on February 20, 1996.

(3) Previously filed as part of Post-Effective Amendment No. 31 to this Registration Statement filed with the Commission on December 29, 1995.

(4) Previously filed as part of Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on March 1, 1996.

(5) Previously filed as part of Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on March 27, 1996.

(6) Previously filed as part of Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on December 10, 1996.

(7) Previously filed as part of Post-Effective Amendment No. 37 to this Registration Statement filed with the Commission on February 28, 1997.

(8) Previously filed as part of Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on April 30, 1997.

                                       ii